UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2015

Item 1:	Report(s) to Shareholders.

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

43	Statement of Assets and Liabilities

44	Statement of Operations

45	Statements of Changes in Net Assets

46	Financial Highlights

48	Notes to Financial Statements

61	Report of Independent Registered Public Accounting Firm

62	Supplemental Information to Shareholders

Lord Abbett Series Fund – Bond Debenture Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Bond Debenture Portfolio for the fiscal year ended December 31, 2015. On this page, and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned -1.53%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Aggregate Bond Index1, which returned 0.55% over the same period.

The high yield sector of the U.S. fixed income market experienced negative returns during the 12-month period, underperforming traditional government related and investment grade securities within the fixed income market as well as the U.S. equity market. Leveraged loans also experienced negative returns, although not to the same extent as high yield bonds. High yield corporate spreads versus Treasuries widened during the period.

As in its previous fiscal year, the Fund maintained a significant allocation to high yield bonds, as the Fund’s portfolio management team remained positive on the high yield market from a fundamental perspective, excluding certain segments of

1

the energy sector. However, the Fund’s exposure to high yield bonds likely detracted from relative performance, as the high yield market underperformed government related and investment-grade securities, which make up a significant portion of the Fund’s benchmark.

The Fund maintained a sizable allocation to equities throughout the period, as the Fund’s portfolio management team maintained its belief that equities provided portfolio diversification, a high degree of liquidity, and a more diverse opportunity set to express certain investment themes than did certain fixed income securities. The Fund’s allocation to equities was divided in roughly equal amounts between securities of large cap companies and mid cap companies. The Fund’s allocation to mid cap equities likely detracted from relative performance, as mid cap equities broadly underperformed the Fund’s benchmark. Its allocation to large cap equities, conversely, was likely a contributor to relative performance, as large cap equities modestly outperformed the Fund’s benchmark.

Within the Fund’s investment-grade bond allocation, the Fund maintained little to no exposure to U.S. Treasuries, which likely detracted from relative performance, as Treasuries outperformed corporates during the period and represent a sizable component of the Fund’s benchmark.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1   The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Barclays U.S. Aggregate Bond Index and the BofA Merrill Lynch U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Class VC	-1.53%	5.48%	6.55%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/15	12/31/15	7/1/15 - 12/31/15
Class VC
Actual	$1,000.00	$ 955.80	$4.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Asset Backed	0.54%
Automotive	1.14%
Banking	8.41%
Basic Industry	6.78%
Capital Goods	5.44%
Consumer Goods	5.96%
Energy	9.43%
Financial Services	3.14%
Foreign Government	2.11%
Healthcare	8.91%
Insurance	1.60%
Leisure	5.52%
Media	5.71%
Mortgage-Backed	4.40%
Real Estate	2.02%
Retail	6.19%
Services	2.12%
Technology & Electronics	7.38%
Telecommunications	5.89%
Transportation	1.67%
Utility	1.65%
Repurchase Agreement	3.99%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 94.97%

ASSET-BACKED SECURITIES 0.53%

Other
Guggenheim 5180-2 CLO LP 2015-1A A2B†	2.914%	#	11/25/2027	$2,500	$2,467,690
JFIN CLO II Ltd. 2015-2A B1†	2.915%	#	10/19/2026	1,500	1,501,026
OZLM VIII Ltd. 2014-8A A2A†	2.439%	#	10/17/2026	1,250	1,232,891
Total Asset-Backed Securities (cost $5,167,369)					5,201,607

				Shares
				(000)

COMMON STOCKS 13.21%

Aerospace/Defense 0.29%
General Dynamics Corp.				7	964,404
Orbital ATK, Inc.				11	962,192
Raytheon Co.				8	953,900
Total					2,880,496

Air Transportation 0.20%
Alaska Air Group, Inc.				13	1,033,507
Southwest Airlines Co.				23	969,194
Total					2,002,701

Auto Parts & Equipment 0.27%
Chassix Holdings, Inc.				59	1,642,997
Drew Industries, Inc.				16	1,001,153
Total					2,644,150

Banking 0.61%
Bank of the Ozarks, Inc.				19	931,332
BankUnited, Inc.				27	966,841
First Republic Bank				15	985,417
Signature Bank*				7	1,119,141
Synovus Financial Corp.				31	1,012,231
Western Alliance Bancorp*				26	943,620
Total					5,958,582

Beverages 0.61%
Amplify Snack Brands, Inc.*				42	479,497
Brown-Forman Corp. Class B				10	995,679

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

Investments	Shares (000)	Fair Value
Beverages (continued)
Constellation Brands, Inc. Class A	10	$1,456,307
Dr. Pepper Snapple Group, Inc.	11	1,039,366
Fomento Economico Mexicano SAB de CV ADR	10	944,833
Monster Beverage Corp.*	7	1,063,574
Total		5,979,256

Brokerage 0.15%
CBOE Holdings, Inc.	14	940,206
E*TRADE Financial Corp.*	17	496,026
Total		1,436,232

Building & Construction 0.10%
Granite Construction, Inc.	23	991,693

Building Materials 0.58%
Advanced Drainage Systems, Inc.	10	235,854
Beacon Roofing Supply, Inc.*	27	1,130,597
Fortune Brands Home & Security, Inc.	18	1,008,047
Martin Marietta Materials, Inc.	7	931,749
Masco Corp.	17	490,722
Summit Materials, Inc. Class A*	48	963,122
Vulcan Materials Co.	10	918,170
Total		5,678,261

Chemicals 0.49%
Chemtura Corp.*	33	890,720
Ecolab, Inc.	8	944,550
International Flavors & Fragrances, Inc.	4	491,720
Scotts Miracle-Gro Co. (The) Class A	14	925,332
Trinseo SA*	53	1,502,637
Total		4,754,959

Discount Stores 0.21%
Amazon.com, Inc.*	3	2,056,057

Diversified Capital Goods 0.25%
A.O. Smith Corp.	13	975,628
Acuity Brands, Inc.	4	1,000,430
Danaher Corp.	5	480,004
Total		2,456,062

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Shares (000)		Fair Value
Electronics 0.10%
Fitbit, Inc. Class A*		33	$976,707

Energy: Exploration & Production 0.37%
Concho Resources, Inc.*		9	842,797
Diamondback Energy, Inc.*		13	868,764
Parsley Energy, Inc. Class A*		57	1,056,816
Seven Generations Energy Ltd. Class A*(a)	CAD	86	838,250
Total			3,606,627

Food & Drug Retailers 0.37%
Alimentation Couche-Tard, Inc. Class B(a)	CAD	17	747,850
Casey’s General Stores, Inc.		10	1,210,161
Kroger Co. (The)		12	495,602
Sprouts Farmers Market, Inc.*		43	1,141,642
Total			3,595,255

Food: Wholesale 0.41%
B&G Foods, Inc.		28	973,031
Blue Buffalo Pet Products, Inc.*		54	1,013,277
Core-Mark Holding Co., Inc.		12	1,022,447
Ingredion, Inc.		10	973,351
Total			3,982,106

Gaming 0.52%
Boyd Gaming Corp.*		75	1,491,979
Churchill Downs, Inc.		3	481,773
Isle of Capri Casinos, Inc.*		39	538,784
MGM Resorts International*		43	986,321
Wynn Resorts Ltd.		22	1,542,937
Total			5,041,794

Health Facilities 0.09%
Acadia Healthcare Co., Inc.*		14	863,010

Insurance-Reinsurance 0.10%
Aspen Insurance Holdings Ltd.		21	993,483

Investments & Miscellaneous Financial Services 0.16%
Intercontinental Exchange, Inc.		4	1,050,154
Public Storage		2	489,455
Total			1,539,609

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2015

Investments	Shares (000)		Fair Value
Machinery 0.26%
Graco, Inc.		7	$507,589
Roper Technologies, Inc.		6	1,081,803
Toro Co. (The)		13	974,535
Total			2,563,927

Media: Content 0.33%
Netflix, Inc.*		20	2,247,910
Starz Class A*		29	966,978
Total			3,214,888

Medical Products 0.34%
C.R. Bard, Inc.		5	1,029,038
Edwards Lifesciences Corp.*		16	1,259,652
STERIS plc (United Kingdom)(b)		14	1,033,439
Total			3,322,129

Metals/Mining (Excluding Steel) 0.00%
Mirabela Nickel Ltd.*(a)	AUD	2,560	18,657

Multi-Line Insurance 0.10%
Hanover Insurance Group, Inc. (The)		12	993,324

Non-Electric Utilities 0.20%
American Water Works Co., Inc.		16	965,799
Aqua America, Inc.		33	990,761
Total			1,956,560

Packaging 0.15%
AptarGroup, Inc.		7	487,772
Berry Plastics Group, Inc.*		27	970,239
Total			1,458,011

Personal & Household Products 0.31%
Clorox Co. (The)		8	1,013,752
Estee Lauder Cos., Inc. (The) Class A		6	559,357
Pool Corp.		12	955,224
Shiseido Co., Ltd.(a)	JPY	23	480,455
Total			3,008,788

Pharmaceuticals 0.51%
Alexion Pharmaceuticals, Inc.*		5	987,513
Eli Lilly & Co.		13	1,079,876

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Shares (000)	Fair Value
Pharmaceuticals (continued)
Regeneron Pharmaceuticals, Inc.*	3	$1,454,349
Vertex Pharmaceuticals, Inc.*	8	968,010
Zoetis, Inc.	11	508,910
Total		4,998,658

Property & Casualty 0.10%
Argo Group International Holdings Ltd.	16	983,171

Real Estate Investment Trusts 0.47%
CubeSmart	32	987,862
Extra Space Storage, Inc.	11	970,398
InfraREIT, Inc.	59	1,097,032
National Storage Affiliates Trust	33	559,346
QTS Realty Trust, Inc. Class A	22	981,684
Total		4,596,322

Recreation & Travel 0.35%
Royal Caribbean Cruises Ltd.	10	1,058,960
Six Flags Entertainment Corp.	26	1,418,166
Vail Resorts, Inc.	8	989,363
Total		3,466,489

Restaurants 0.58%
McDonald’s Corp.	9	1,063,378
Restaurant Brands International, Inc. (Canada)(b)	28	1,031,510
Shake Shack, Inc. Class A*	26	1,029,758
Starbucks Corp.	34	2,014,187
Wendy’s Co. (The)	48	517,240
Total		5,656,073

Software/Services 1.50%
Accenture plc Class A (Ireland)(b)	5	505,466
Alibaba Group Holding Ltd. ADR*	12	948,421
Alphabet, Inc. Class C*	2	1,460,085
Arista Networks, Inc.*	13	1,013,710
Booz Allen Hamilton Holding Corp.	18	565,018
Facebook, Inc. Class A*	19	1,995,971
First Data Corp. Class A*	112	1,787,832
LinkedIn Corp. Class A*	4	959,966
MasterCard, Inc. Class A	10	1,001,737

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2015

Investments	Shares (000)		Fair Value
Software/Services (continued)
PayPal Holdings, Inc.*		27	$975,481
Proofpoint, Inc.*		14	915,341
ServiceNow, Inc.*		12	1,039,499
SS&C Technologies Holdings, Inc.		14	946,359
Tableau Software, Inc. Class A*		6	597,261
Total			14,712,147

Specialty Retail 0.70%
Home Depot, Inc. (The)		11	1,480,539
Moncler SpA(a)	EUR	65	899,705
Murphy USA, Inc.*		21	1,294,612
NIKE, Inc. Class B		26	1,655,875
Tile Shop Holdings, Inc.*		61	1,005,189
Wayfair, Inc. Class A*		10	476,200
Total			6,812,120

Support: Services 0.53%
Bright Horizons Family Solutions, Inc.*		15	1,011,486
Cintas Corp.		5	497,406
Equifax, Inc.		9	1,008,455
Korn/Ferry International		14	450,651
Leidos Holdings, Inc.		21	1,174,821
TripAdvisor, Inc.*		12	1,020,784
Total			5,163,603

Technology Hardware & Equipment 0.25%
Cavium, Inc.*		8	518,189
Ingram Micro, Inc. Class A		31	949,983
NVIDIA Corp.		30	972,649
Total			2,440,821

Telecommunications: Wireless 0.10%
T-Mobile US, Inc.*		25	994,743

Telecommunications: Wireline Integrated & Services 0.14%
Dycom Industries, Inc.*		12	843,928
Equinix, Inc.		2	521,035
Total			1,364,963

Theaters & Entertainment 0.10%
Activision Blizzard, Inc.		25	973,208

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments			Shares (000)	Fair Value
Tobacco 0.21%
Altria Group, Inc.			17	$1,005,287
Reynolds American, Inc.			23	1,045,897
Total				2,051,184

Trucking & Delivery 0.10%
AMERCO			3	984,266
Total Common Stocks (cost $126,200,806)				129,171,092

	Interest Rate	Maturity Date	Principal Amount (000)

CONVERTIBLE BONDS 0.71%

Automakers 0.11%
Tesla Motors, Inc.	1.25%	3/1/2021	$1,137	1,047,461

Electronics 0.10%
Novellus Systems, Inc.	2.625%	5/15/2041	423	997,487

Pharmaceuticals 0.10%
Incyte Corp. Ltd.	0.375%	11/15/2018	460	992,738

Software/Services 0.40%
Red Hat, Inc.	0.25%	10/1/2019	750	980,156
salesforce.com, Inc.	0.25%	4/1/2018	775	998,781
Twitter, Inc.	1.00%	9/15/2021	1,155	970,922
Workday, Inc.	1.50%	7/15/2020	800	953,000
Total				3,902,859
Total Convertible Bonds (cost $7,062,422)				6,940,545

	Dividend Rate		Shares (000)

CONVERTIBLE PREFERRED STOCKS 0.34%

Building & Construction 0.09%
William Lyon Homes, Inc. Unit	6.50%		10	872,316

Food: Wholesale 0.10%
Post Holdings, Inc.	5.25%		8	984,942

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2015

Investments	Dividend Rate		Maturity Date	Shares (000)	Fair Value
Gas Distribution 0.15%
Kinder Morgan, Inc.	9.75%			36	$1,432,665
Total Convertible Preferred Stocks (cost $3,232,015)					3,289,923

	Interest Rate			Principal Amount (000)

FLOATING RATE LOANS(c) 2.18%

Auto Parts & Equipment 0.08%
Chassix, Inc. Initial Term Loan	12.00%		7/29/2019	$769	769,220

Consumer/Commercial/Lease Financing 0.09%
AWAS Finance Luxembourg 2012 SA Term Loan (Luxembourg)(b)	3.50%		7/16/2018	836	835,146

Electronics 0.27%
Avago Technologies Term Loan B	–	(d)	2/1/2023	1,968	1,950,938
NXP B.V. Tranche D Term Loan (Netherlands)(b)	3.25%		1/11/2020	721	714,002
Total					2,664,940

Energy: Exploration & Production 0.09%
Chief Exploration & Development LLC 2nd Lien Term Loan	7.50%		5/12/2021	1,025	700,419
Templar Energy LLC 2nd Lien New Term Loan	8.50%		11/25/2020	1,905	230,981
Total					931,400

Gaming 0.26%
Caesar’s Entertainment Resort Properties LLC Term Loan B	7.00%		10/11/2020	1,047	956,347
Cowlitz Tribal Gaming Authority Term Loan B	11.50%		12/6/2021	1,725	1,630,125
Total					2,586,472

Health Facilities 0.28%
CHG Healthcare Services, Inc. 1st Lien Term Loan	4.25%		11/19/2019	2,774	2,732,149

Metals/Mining (Excluding Steel) 0.19%
FMG Resources Pty Ltd. Term Loan (Australia)(b)	4.25%		6/30/2019	2,454	1,831,803

Packaging 0.12%
Crown Holdings, Inc. Delayed Draw Term Loan A	1.99%		12/19/2018	1,215	1,213,982

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date		Principal Amount (000)		Fair Value
Personal & Household Products 0.11%
Britax US Holdings, Inc. Initial Dollar Term Loan	4.50%	10/15/2020			$1,479	$1,051,641

Pharmaceuticals 0.10%
RPI Finance Trust Term Loan B4	3.50%	11/9/2020			973	970,763

Recreation & Travel 0.09%
Delta 2 (Lux) S.A.R.L. 2nd Lien Facility Term Loan (Luxembourg)(b)	7.75%	7/29/2022			970	899,190

Software/Services 0.10%
First Data Corp. New 2022 B Dollar Term Loan	4.168%	7/8/2022			950	937,769

Specialty Retail 0.13%
Bass Pro Group LLC 2015 New Term Loan	4.00%	6/5/2020			795	767,828
Rue21, Inc. Term Loan B	5.625%	10/9/2020			623	506,205
Total						1,274,033

Technology Hardware & Equipment 0.00%
TTM Technologies, Inc. Term Loan B	6.00%	5/31/2021			44	39,717

Telecommunications: Wireline Integrated & Services 0.10%
Fairpoint Communications, Inc. Term Loan	7.50%	2/14/2019			940	936,804

Theaters & Entertainment 0.17%
Kasima LLC Term Loan	3.25%	5/17/2021			722	717,949
Six Flags Theme Parks, Inc. Tranche B Term Loan	3.50%	6/30/2022			965	965,000
Total						1,682,949
Total Floating Rate Loans (cost $23,632,488)						21,357,978

FOREIGN BONDS(a) 0.64%

Luxembourg 0.05%
Altice Luxembourg SA†	6.25%	2/15/2025		EUR	500	460,510

Mexico 0.06%
Red de Carreteras de Occidente S.A.P.I.B. de CV†	9.00%	6/10/2028		MXN	10,000	563,836

Netherlands 0.11%
Hema Bondco I BV†	6.25%	6/15/2019		EUR	1,300	1,063,113

Spain 0.20%
Banco Popular Espanol SA	11.50%	–	(e)	EUR	1,700	2,013,747

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
United Kingdom 0.22%
New Look Secured Issuer plc†	6.50%	7/1/2022	GBP	830	$1,217,652
Premier Foods Finance plc†	6.50%	3/15/2021	GBP	675	952,545
Total					2,170,197
Total Foreign Bonds (cost $6,955,261)					6,271,403

FOREIGN GOVERNMENT OBLIGATIONS 2.09%

Angola 0.09%
Republic of Angola†(b)	9.50%	11/12/2025		$1,000	932,500

Argentina 0.37%
City of Buenos Aires†(b)	8.95%	2/19/2021		925	980,500
Republic of Argentina(b)	8.75%	5/7/2024		2,500	2,640,330
Total					3,620,830

Bahamas 0.10%
Commonwealth of Bahamas†(b)	5.75%	1/16/2024		900	945,000

Bermuda 0.24%
Government of Bermuda†	4.138%	1/3/2023		1,350	1,352,194
Government of Bermuda†	4.854%	2/6/2024		975	1,010,100
Total					2,362,294

Cayman Islands 0.06%
Cayman Islands Government†	5.95%	11/24/2019		525	593,250

Cyprus 0.20%
Republic of Cyprus(a)	4.75%	6/25/2019	EUR	1,700	1,992,501

Dominican Republic 0.16%
Dominican Republic†(b)	6.85%	1/27/2045		$1,665	1,577,587

Egypt 0.14%
Arab Republic of Egypt†(b)	5.875%	6/11/2025		1,530	1,331,789

Ethiopia 0.15%
Republic of Ethiopia†(b)	6.625%	12/11/2024		1,615	1,437,996

Greece 0.10%
Hellenic Republic†(a)	4.75%	4/17/2019	EUR	1,000	999,995

Honduras 0.10%
Honduras Government†(b)	7.50%	3/15/2024		$900	951,750

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Jamaica 0.38%
Government of Jamaica(b)	6.75%	4/28/2028	$1,500	$1,492,500
Government of Jamaica(b)	7.625%	7/9/2025	1,150	1,226,187
Government of Jamaica(b)	8.00%	3/15/2039	910	957,320
Total				3,676,007
Total Foreign Government Obligations (cost $20,836,861)				20,421,499

HIGH YIELD CORPORATE BONDS 70.92%

Advertising 0.12%
Southern Graphics, Inc.†	8.375%	10/15/2020	1,200	1,212,000

Aerospace/Defense 1.46%
Aerojet Rocketdyne Holdings, Inc.	7.125%	3/15/2021	1,625	1,698,125
BAE Systems Holdings, Inc.†	3.85%	12/15/2025	1,760	1,745,917
CPI International, Inc.	8.75%	2/15/2018	1,233	1,220,670
Harris Corp.	4.854%	4/27/2035	409	403,685
Harris Corp.	5.054%	4/27/2045	1,962	1,928,377
Hexcel Corp.	4.70%	8/15/2025	1,456	1,444,586
Huntington Ingalls Industries, Inc.†	5.00%	12/15/2021	2,050	2,096,125
Huntington Ingalls Industries, Inc.†	5.00%	11/15/2025	498	506,715
Lockheed Martin Corp.	3.55%	1/15/2026	1,315	1,322,338
Lockheed Martin Corp.	4.70%	5/15/2046	877	902,008
TransDigm, Inc.	6.50%	7/15/2024	982	981,509
Total				14,250,055

Air Transportation 0.44%
Air Canada (Canada)†(b)	7.75%	4/15/2021	1,410	1,469,925
Air Canada 2015-2 Class A Pass-Through Trust (Canada)†(b)	4.125%	12/15/2027	882	878,318
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(b)	5.00%	12/15/2023	1,950	1,932,937
Total				4,281,180

Auto Parts & Equipment 0.67%
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022	1,317	954,825
International Automotive Components Group SA (Luxembourg)†(b)	9.125%	6/1/2018	1,186	1,019,960
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.†	7.875%	10/1/2022	1,100	990,000
MPG Holdco I, Inc.	7.375%	10/15/2022	925	938,875
Nemak SA de CV (Mexico)†(b)	5.50%	2/28/2023	478	481,585

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Auto Parts & Equipment (continued)
Omega US Sub LLC†	8.75%	7/15/2023		$1,250	$1,159,375
ZF North America Capital, Inc.†	4.50%	4/29/2022		1,025	1,005,781
Total					6,550,401

Banking 7.50%
ABN AMRO Bank NV (Netherlands)†(b)	4.75%	7/28/2025		2,300	2,296,895
Ally Financial, Inc.	5.75%	11/20/2025		2,765	2,806,475
ANZ New Zealand Int’l Ltd. (United Kingdom)†(b)	2.85%	8/6/2020		1,254	1,265,884
Banco Bilbao Vizcaya Argentaria SA (Spain)(b)	9.00%	–	(e)	800	859,257
Bank of America Corp.	4.20%	8/26/2024		800	795,168
Bank of America Corp.	4.25%	10/22/2026		1,800	1,785,523
Bank of America Corp.	6.50%	–	(e)	1,900	2,004,500
Bank of China Ltd. (China)†(b)	5.00%	11/13/2024		1,525	1,575,790
BankUnited, Inc.	4.875%	11/17/2025		2,525	2,488,244
Barclays plc (United Kingdom)(b)	5.25%	8/17/2045		836	853,615
BNP Paribas SA (France)†(b)	4.375%	9/28/2025		1,717	1,684,789
BNP Paribas SA (France)†(b)	7.375%	–	(e)	760	780,900
CIT Group, Inc.	5.00%	8/15/2022		1,652	1,700,536
Citigroup, Inc.	4.40%	6/10/2025		1,224	1,238,622
Citigroup, Inc.	4.45%	9/29/2027		1,949	1,940,483
Citigroup, Inc.	5.95%	–	(e)	1,525	1,494,119
Citizens Financial Group, Inc.	4.35%	8/1/2025		831	829,245
Citizens Financial Group, Inc.†	5.50%	–	(e)	1,495	1,475,565
Commerzbank AG (Germany)†(b)	8.125%	9/19/2023		1,675	1,928,695
Credit Suisse Group AG (Switzerland)†(b)	7.50%	–	(e)	1,375	1,449,685
Credit Suisse Group Funding Guernsey Ltd. (Guernsey)†(b)	3.80%	9/15/2022		1,826	1,827,234
Fifth Third Bancorp	2.875%	7/27/2020		967	966,953
Goldman Sachs Group, Inc. (The)	5.15%	5/22/2045		999	974,027
HSBC Holdings plc (United Kingdom)(b)	4.25%	8/18/2025		6,671	6,633,302
HSBC Holdings plc (United Kingdom)(b)	6.375%	–	(e)	800	801,000
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/2019		1,550	1,577,432
Intesa Sanpaolo SpA (Italy)†(b)	7.70%	–	(e)	851	868,428
JPMorgan Chase & Co.	3.875%	9/10/2024		1,900	1,893,470
JPMorgan Chase & Co.	6.75%	–	(e)	888	969,030
LBG Capital No.1 plc (United Kingdom)†(b)(f)	8.00%	–	(e)	400	420,300
Lloyds Banking Group plc (United Kingdom)†(b)	4.582%	12/10/2025		2,300	2,310,166
Lloyds Banking Group plc (United Kingdom)(b)	7.50%	–	(e)	1,409	1,504,107

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Banking (continued)
Macquarie Bank Ltd. (Australia)†(b)	1.60%	10/27/2017		$2,325	$2,309,064
Macquarie Group Ltd. (Australia)†(b)	6.00%	1/14/2020		725	800,894
Morgan Stanley	4.00%	7/23/2025		937	966,809
MUFG Americas Holdings Corp.	3.00%	2/10/2025		800	767,407
National Savings Bank (Sri Lanka)†(b)	5.15%	9/10/2019		950	888,250
Nationwide Building Society (United Kingdom)†(b)	3.90%	7/21/2025		1,782	1,840,312
Nordea Bank AB (Sweden)†(b)	6.125%	–	(e)	1,011	990,982
Popular, Inc.	7.00%	7/1/2019		1,875	1,760,156
Royal Bank of Scotland Group plc (United Kingdom)(b)	7.50%	–	(e)	1,119	1,167,956
Santander Holdings USA, Inc.	4.50%	7/17/2025		1,408	1,435,973
Santander UK Group Holdings plc (United Kingdom)†(b)	4.75%	9/15/2025		508	503,753
Santander UK plc (United Kingdom)(b)	7.95%	10/26/2029		210	268,186
Societe Generale SA (France)†(b)	6.00%	–	(e)	1,122	1,063,768
Societe Generale SA (France)†(b)	8.00%	–	(e)	878	896,244
Standard Chartered plc (United Kingdom)†(b)	6.50%	–	(e)	1,575	1,527,377
Synovus Financial Corp.	7.875%	2/15/2019		700	779,625
UBS Group Funding Jersey Ltd. (Jersey)†(b)	4.125%	9/24/2025		1,610	1,611,526
Washington Mutual Bank(g)	6.875%	6/15/2011		1,250	125
Wells Fargo & Co.	4.90%	11/17/2045		1,759	1,778,864
Zions Bancorporation	5.80%	–	(e)	30	28,800
Total					73,385,510

Beverages 1.12%
Brown-Forman Corp.	4.50%	7/15/2045		1,572	1,629,716
Coca-Cola Bottling Co. Consolidated	3.80%	11/25/2025		877	879,217
Constellation Brands, Inc.	4.25%	5/1/2023		2,000	2,005,000
Constellation Brands, Inc.	6.00%	5/1/2022		642	707,805
Cott Beverages, Inc.	5.375%	7/1/2022		250	245,625
Cott Beverages, Inc.	6.75%	1/1/2020		568	587,880
Dr. Pepper Snapple Group, Inc.	3.40%	11/15/2025		1,758	1,730,362
Dr. Pepper Snapple Group, Inc.	4.50%	11/15/2045		879	862,923
Fomento Economico Mexicano SAB de CV (Mexico)(b)	4.375%	5/10/2043		1,058	941,908
PepsiCo, Inc.	4.25%	10/22/2044		419	416,762
PepsiCo, Inc.	4.45%	4/14/2046		927	959,942
Total					10,967,140

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Brokerage 0.56%
Charles Schwab Corp. (The)	3.45%	2/13/2026	$972	$989,673
E*TRADE Financial Corp.	4.625%	9/15/2023	953	970,868
Lazard Group LLC	3.75%	2/13/2025	1,252	1,157,340
TD Ameritrade Holding Corp.	2.95%	4/1/2022	800	793,105
TD Ameritrade Holding Corp.	3.625%	4/1/2025	1,500	1,519,686
Total				5,430,672

Building & Construction 1.22%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.875%	2/15/2021	1,220	1,043,100
Brookfield Residential Properties, Inc. (Canada)†(b)	6.50%	12/15/2020	1,300	1,259,375
DR Horton, Inc.	4.75%	2/15/2023	359	367,437
K. Hovnanian Enterprises, Inc.†	7.25%	10/15/2020	1,075	929,875
Lennar Corp.	4.50%	11/15/2019	950	970,781
PulteGroup, Inc.	6.375%	5/15/2033	2,250	2,295,000
Toll Brothers Finance Corp.	5.625%	1/15/2024	1,000	1,040,000
William Lyon Homes, Inc.	7.00%	8/15/2022	4,000	4,030,000
Total				11,935,568

Building Materials 0.94%
Builders FirstSource, Inc.†	10.75%	8/15/2023	1,915	1,910,213
Building Materials Corp. of America†	5.375%	11/15/2024	1,722	1,726,305
Hillman Group, Inc. (The)†	6.375%	7/15/2022	1,372	1,145,620
Lafarge SA (France)(b)	7.125%	7/15/2036	775	891,424
Masonite International Corp.†	5.625%	3/15/2023	838	869,425
Ply Gem Industries, Inc.	6.50%	2/1/2022	1,830	1,667,219
Vulcan Materials Co.	4.50%	4/1/2025	1,005	999,975
Total				9,210,181

Cable & Satellite Television 4.04%
Altice Financing SA (Luxembourg)†(b)	6.625%	2/15/2023	1,000	990,000
Altice Finco SA (Luxembourg)†(b)	9.875%	12/15/2020	2,375	2,535,312
Altice Luxembourg SA (Luxembourg)†(b)	7.75%	5/15/2022	2,000	1,810,000
Cablevision Systems Corp.	5.875%	9/15/2022	3,000	2,557,500
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2023	1,050	1,052,625
CCO Holdings LLC/CCO Holdings Capital Corp.	6.625%	1/31/2022	1,825	1,927,656
CCO Safari II LLC†	4.908%	7/23/2025	1,650	1,650,886
CCO Safari II LLC†	6.384%	10/23/2035	1,284	1,300,137
DISH DBS Corp.	5.00%	3/15/2023	2,014	1,752,180
DISH DBS Corp.	5.875%	7/15/2022	1,400	1,309,000

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Cable & Satellite Television (continued)
DISH DBS Corp.	6.75%	6/1/2021	$697	$703,970
Mediacom Broadband LLC/Mediacom Broadband Corp.	6.375%	4/1/2023	2,269	2,229,293
Mediacom LLC/Mediacom Capital Corp.	7.25%	2/15/2022	325	329,469
Neptune Finco Corp.†	10.875%	10/15/2025	5,316	5,581,800
Numericable-SFR SAS (France)†(b)	6.00%	5/15/2022	2,125	2,066,563
RCN Telecom Services LLC/RCN Capital Corp.†	8.50%	8/15/2020	800	811,000
Time Warner Cable, Inc.	5.875%	11/15/2040	1,537	1,461,184
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(b)	5.00%	1/15/2025	635	608,806
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(b)	5.50%	1/15/2023	2,068	2,070,585
UPCB Finance IV Ltd.†	5.375%	1/15/2025	1,604	1,519,790
Virgin Media Finance plc (United Kingdom)†(b)	6.00%	10/15/2024	575	575,719
Virgin Media Secured Finance plc (United Kingdom)†(b)	5.375%	4/15/2021	2,745	2,844,506
VTR Finance BV (Netherlands)†(b)	6.875%	1/15/2024	1,275	1,176,188
Wave Holdco LLC/Wave Holdco Corp. PIK†	8.25%	7/15/2019	675	654,750
Total				39,518,919

Chemicals 0.72%
Celanese US Holdings LLC	5.875%	6/15/2021	571	605,260
Grupo Idesa SA de CV (Mexico)†(b)	7.875%	12/18/2020	1,350	1,343,250
Huntsman International LLC†	5.125%	11/15/2022	1,073	971,065
Israel Chemicals Ltd. (Israel)†(b)	4.50%	12/2/2024	2,075	2,084,545
OCP SA (Morocco)†(b)	6.875%	4/25/2044	975	960,697
Platform Specialty Products Corp.†	6.50%	2/1/2022	1,275	1,109,250
Total				7,074,067

Consumer/Commercial/Lease Financing 1.65%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)(b)	3.75%	5/15/2019	925	926,156
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)(b)	5.00%	10/1/2021	1,150	1,187,375
Air Lease Corp.	3.875%	4/1/2021	950	957,125
Aircastle Ltd.	5.50%	2/15/2022	1,398	1,436,445
Discover Bank	7.00%	4/15/2020	700	797,754
Discover Financial Services	3.75%	3/4/2025	675	649,447
International Lease Finance Corp.	6.25%	5/15/2019	2,900	3,113,875
International Lease Finance Corp.	8.25%	12/15/2020	2,460	2,915,100

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Consumer/Commercial/Lease Financing (continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	5.875%	8/1/2021		$1,435	$1,311,231
National Financial Partners Corp.†	9.00%	7/15/2021		953	875,569
Navient Corp.	5.00%	10/26/2020		964	848,320
OneMain Financial Holdings, Inc.†	6.75%	12/15/2019		900	914,625
Springleaf Finance Corp.	5.25%	12/15/2019		242	230,505
Total					16,163,527

Department Stores 0.20%
El Puerto de Liverpool SAB de CV (Mexico)†(b)	3.95%	10/2/2024		1,056	1,028,280
SACI Falabella (Chile)†(b)	4.375%	1/27/2025		925	919,207
Total					1,947,487

Discount Stores 0.88%
Amazon.com, Inc.	4.80%	12/5/2034		6,312	6,666,267
Dollar Tree, Inc.†	5.75%	3/1/2023		1,848	1,921,920
Total					8,588,187

Diversified Capital Goods 1.35%
Artesyn Embedded Technologies, Inc.†	9.75%	10/15/2020		1,550	1,383,375
General Cable Corp.	5.75%	10/1/2022		1,152	892,800
General Electric Co.	4.00%	–	(e)	7,654	7,663,467
Griffon Corp.	5.25%	3/1/2022		989	946,968
Siemens Financieringsmaatschappij NV (Netherlands)†(b)	3.25%	5/27/2025		1,235	1,235,957
Unifrax I LLC/Unifrax Holding Co.†	7.50%	2/15/2019		1,199	1,073,105
Total					13,195,672

Electric: Distribution/Transportation 0.27%
Lamar Funding Ltd.†	3.958%	5/7/2025		1,500	1,340,625
Oncor Electric Delivery Co. LLC	3.75%	4/1/2045		1,608	1,341,968
Total					2,682,593

Electric: Generation 0.47%
AES Gener SA (Chile)†(b)	5.00%	7/14/2025		600	575,375
Dynegy, Inc.	7.625%	11/1/2024		890	765,222
Illinois Power Generating Co.	7.00%	4/15/2018		1,757	1,185,975
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025		1,927	2,090,724
Total					4,617,296

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Integrated 0.68%
AES El Salvador Trust II†	6.75%	3/28/2023	$1,015	$910,963
AES Panama SRL (Panama)†(b)	6.00%	6/25/2022	977	974,558
E.CL SA (Chile)†(b)	4.50%	1/29/2025	1,650	1,629,809
El Paso Electric Co.	5.00%	12/1/2044	994	976,952
Entergy Arkansas, Inc.	4.95%	12/15/2044	1,519	1,500,884
IPALCO Enterprises, Inc.	3.45%	7/15/2020	86	84,710
Louisville Gas & Electric Co.	4.375%	10/1/2045	598	612,479
Total				6,690,355

Electronics 0.60%
Lam Research Corp.	3.80%	3/15/2025	856	807,253
Qorvo, Inc.†	7.00%	12/1/2025	2,635	2,720,637
Trimble Navigation Ltd.	4.75%	12/1/2024	2,378	2,367,078
Total				5,894,968

Energy: Exploration & Production 5.26%
Antero Resources Corp.	5.375%	11/1/2021	1,722	1,386,210
Bill Barrett Corp.	7.00%	10/15/2022	1,207	814,725
Bonanza Creek Energy, Inc.	6.75%	4/15/2021	538	328,180
Carrizo Oil & Gas, Inc.	6.25%	4/15/2023	1,297	1,057,055
Carrizo Oil & Gas, Inc.	7.50%	9/15/2020	675	593,156
Clayton Williams Energy, Inc.	7.75%	4/1/2019	1,035	803,419
Concho Resources, Inc.	5.50%	4/1/2023	3,950	3,673,500
Continental Resources, Inc.	5.00%	9/15/2022	2,827	2,088,446
CrownRock LP/CrownRock Finance, Inc.†	7.125%	4/15/2021	2,840	2,676,700
Denbury Resources, Inc.	5.50%	5/1/2022	1,440	485,251
Devon Energy Corp.	5.85%	12/15/2025	1,507	1,468,342
Diamondback Energy, Inc.	7.625%	10/1/2021	2,375	2,410,625
Eclipse Resources Corp.†	8.875%	7/15/2023	1,436	692,870
Encana Corp. (Canada)(b)	6.50%	8/15/2034	2,175	1,763,460
EOG Resources, Inc.	3.15%	4/1/2025	1,003	949,793
EP Energy LLC/Everest Acquisition Finance, Inc.	6.375%	6/15/2023	722	364,610
EXCO Resources, Inc.	8.50%	4/15/2022	1,672	309,320
Gulfport Energy Corp.	6.625%	5/1/2023	199	167,160
Gulfport Energy Corp.	7.75%	11/1/2020	1,400	1,260,000
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	1,900	1,586,500
Kosmos Energy Ltd. †	7.875%	8/1/2021	2,175	1,761,750
Kunlun Energy Co., Ltd. (Hong Kong)†(b)	3.75%	5/13/2025	1,645	1,605,619
MEG Energy Corp. (Canada)†(b)	6.375%	1/30/2023	1,200	828,000

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy: Exploration & Production (continued)
MEG Energy Corp. (Canada)†(b)	7.00%	3/31/2024	$4,257	$3,043,755
Memorial Resource Development Corp.	5.875%	7/1/2022	2,090	1,839,200
Newfield Exploration Co.	5.625%	7/1/2024	1,989	1,705,567
Oasis Petroleum, Inc.	6.50%	11/1/2021	714	476,595
Oasis Petroleum, Inc.	6.875%	3/15/2022	834	537,930
Oasis Petroleum, Inc.	7.25%	2/1/2019	824	595,340
Occidental Petroleum Corp.	3.50%	6/15/2025	1,474	1,441,373
Paramount Resources Ltd. (Canada)†(b)	6.875%	6/30/2023	1,636	1,300,620
Parsley Energy LLC/Parsley Finance Corp.†	7.50%	2/15/2022	900	864,000
PDC Energy, Inc.	7.75%	10/15/2022	2,550	2,460,750
Range Resources Corp.†	4.875%	5/15/2025	2,135	1,630,606
Rice Energy, Inc.	6.25%	5/1/2022	1,258	912,050
RSP Permian, Inc.	6.625%	10/1/2022	1,485	1,373,625
Seven Generations Energy Ltd. (Canada)†(b)	6.75%	5/1/2023	495	418,275
Seven Generations Energy Ltd. (Canada)†(b)	8.25%	5/15/2020	1,475	1,334,875
SM Energy Co.	6.50%	11/15/2021	999	749,250
Ultra Petroleum Corp.†	6.125%	10/1/2024	1,135	263,888
YPF SA (Argentina)†(b)	8.50%	7/28/2025	1,510	1,445,825
Total				51,468,215

Environmental 0.10%
ADS Waste Holdings, Inc.	8.25%	10/1/2020	968	980,100

Food & Drug Retailers 1.16%
BI-LO LLC/BI-LO Finance Corp.†	9.25%	2/15/2019	950	961,875
Ingles Markets, Inc.	5.75%	6/15/2023	961	963,403
New Albertson’s, Inc.	7.45%	8/1/2029	950	845,500
New Albertson’s, Inc.	7.75%	6/15/2026	1,700	1,572,500
Rite Aid Corp.†	6.125%	4/1/2023	1,250	1,298,437
Rite Aid Corp.	7.70%	2/15/2027	3,175	3,714,750
Tops Holding LLC/Top Markets II Corp.†	8.00%	6/15/2022	1,957	1,937,430
Total				11,293,895

Food: Wholesale 1.46%
B&G Foods, Inc.	4.625%	6/1/2021	1,900	1,888,125
Diamond Foods, Inc.†	7.00%	3/15/2019	1,500	1,552,500
JBS USA LLC/JBS USA Finance, Inc.†	5.75%	6/15/2025	661	578,375
JBS USA LLC/JBS USA Finance, Inc.†	5.875%	7/15/2024	825	750,750
JBS USA LLC/JBS USA Finance, Inc.†	7.25%	6/1/2021	291	290,273

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food: Wholesale (continued)
Land O’Lakes, Inc.†	6.00%	11/15/2022	$1,274	$1,337,700
Mead Johnson Nutrition Co.	4.125%	11/15/2025	1,319	1,331,538
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	4.875%	5/1/2021	1,050	1,010,625
Post Holdings, Inc.†	7.75%	3/15/2024	956	1,003,800
Post Holdings, Inc.†	8.00%	7/15/2025	418	444,125
WhiteWave Foods Co. (The)	5.375%	10/1/2022	3,870	4,102,200
Total				14,290,011

Forestry/Paper 0.28%
Cascades, Inc. (Canada)†(b)	5.50%	7/15/2022	1,040	1,012,700
Millar Western Forest Products Ltd. (Canada)(b)	8.50%	4/1/2021	1,450	754,000
Norbord, Inc. (Canada)†(b)	6.25%	4/15/2023	975	967,687
Total				2,734,387

Gaming 1.61%
Boyd Gaming Corp.	6.875%	5/15/2023	1,495	1,543,588
Caesar’s Entertainment Resort Properties LLC/Caesar’s Entertainment Resort Properties Finance, Inc.	11.00%	10/1/2021	1,050	955,500
Caesar’s Growth Properties Holdings LLC/Caesar’s Growth Properties Finance, Inc.	9.375%	5/1/2022	1,616	1,333,200
CCM Merger, Inc.†	9.125%	5/1/2019	1,000	1,048,750
MCE Finance Ltd. (Hong Kong)†(b)	5.00%	2/15/2021	1,750	1,601,250
MGM Resorts International	6.00%	3/15/2023	2,156	2,145,220
MGM Resorts International	7.75%	3/15/2022	762	812,483
Mohegan Tribal Gaming Authority	9.75%	9/1/2021	1,512	1,515,780
River Rock Entertainment Authority (The)(g)	9.00%	11/1/2018	431	33,941
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	771	801,840
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	2,000	1,870,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	5.375%	3/15/2022	1,001	952,431
Wynn Macau Ltd. (Macau)†(b)	5.25%	10/15/2021	1,300	1,150,500
Total				15,764,483

Gas Distribution 1.97%
Boardwalk Pipelines LP	4.95%	12/15/2024	766	667,219
Dominion Gas Holdings LLC	3.60%	12/15/2024	1,175	1,164,110
Energy Transfer Equity LP	5.50%	6/1/2027	1,097	839,205

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gas Distribution (continued)
Energy Transfer Equity LP	5.875%	1/15/2024	$1,179	$966,780
Florida Gas Transmission Co. LLC†	4.35%	7/15/2025	2,895	2,659,466
Genesis Energy LP/Genesis Energy Finance Corp.	6.75%	8/1/2022	1,240	1,060,200
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	1,400	1,494,279
LBC Tank Terminals Holding Netherlands BV (Belgium)†(b)	6.875%	5/15/2023	1,419	1,411,905
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	114	106,875
Rockies Express Pipeline LLC†	6.875%	4/15/2040	1,800	1,557,000
Sabine Pass Liquefaction LLC	5.75%	5/15/2024	3,028	2,649,500
SemGroup Corp.	7.50%	6/15/2021	353	317,700
Southern Star Central Corp.†	5.125%	7/15/2022	910	755,300
Tesoro Logistics LP/Tesoro Logistics Finance Corp.†	5.50%	10/15/2019	700	682,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	5.875%	10/1/2020	439	421,440
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	6.125%	10/15/2021	1,300	1,241,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.†	6.25%	10/15/2022	1,350	1,285,875
Total				19,280,854

Health Facilities 3.24%
Amsurg Corp.	5.625%	11/30/2020	2,450	2,499,000
Amsurg Corp.	5.625%	7/15/2022	631	627,056
CHS/Community Health Systems, Inc.	6.875%	2/1/2022	1,000	953,750
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	3,436	3,478,950
DaVita HealthCare Partners, Inc.	5.75%	8/15/2022	2,750	2,842,812
Dignity Health	3.812%	11/1/2024	1,175	1,195,376
Dignity Health	4.50%	11/1/2042	246	232,306
HCA, Inc.	4.25%	10/15/2019	775	791,469
HCA, Inc.	5.375%	2/1/2025	1,050	1,038,188
HCA, Inc.	5.875%	3/15/2022	915	967,613
HCA, Inc.	7.05%	12/1/2027	210	213,675
HCA, Inc.	7.50%	2/15/2022	3,040	3,382,000
HCA, Inc.	7.58%	9/15/2025	344	374,100
HCA, Inc.	7.69%	6/15/2025	1,165	1,261,112
MEDNAX, Inc.†	5.25%	12/1/2023	659	663,943
Memorial Sloan-Kettering Cancer Center	4.20%	7/1/2055	1,250	1,206,771
MPT Operating Partnership LP/MPT Finance Corp.	5.50%	5/1/2024	858	858,000
Tenet Healthcare Corp.	6.75%	6/15/2023	7,370	6,849,494
Tenet Healthcare Corp.	8.125%	4/1/2022	2,250	2,255,625
Total				31,691,240

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Health Services 0.10%
ExamWorks Group, Inc.	5.625%	4/15/2023	$974	$972,782

Hotels 0.55%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	5.625%	10/15/2021	1,950	2,030,437
Playa Resorts Holding BV (Netherlands)†(b)	8.00%	8/15/2020	1,400	1,428,000
RHP Hotel Properties LP/RHP Finance Corp.	5.00%	4/15/2021	1,550	1,584,875
RHP Hotel Properties LP/RHP Finance Corp.	5.00%	4/15/2023	328	329,640
Total				5,372,952

Insurance-Reinsurance 0.35%
Allied World Assurance Co. Holdings Ltd.	4.35%	10/29/2025	3,453	3,405,794

Integrated Energy 0.56%
Alta Wind Holdings LLC†	7.00%	6/30/2035	495	531,056
Rio Oil Finance Trust Series 2014-1 (Brazil)†(b)	9.25%	7/6/2024	2,960	2,194,100
Shell International Finance BV (Netherlands)(b)	3.25%	5/11/2025	1,641	1,604,771
Shell International Finance BV (Netherlands)(b)	4.375%	5/11/2045	789	747,865
Shell International Finance BV (Netherlands)(b)	4.55%	8/12/2043	411	401,050
Total				5,478,842

Investments & Miscellaneous Financial Services 0.51%
CME Group, Inc.	3.00%	3/15/2025	1,575	1,547,006
FMR LLC†	5.35%	11/15/2021	800	888,098
Intercontinental Exchange, Inc.	3.75%	12/1/2025	1,945	1,952,704
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	707	598,260
Total				4,986,068

Life Insurance 0.74%
American Equity Investment Life Holding Co.	6.625%	7/15/2021	1,371	1,432,695
CNO Financial Group, Inc.	5.25%	5/30/2025	1,893	1,933,226
Prudential Financial, Inc.	5.375%	5/15/2045	974	974,000
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	1,424	1,441,689
TIAA Asset Management Finance Co. LLC†	4.125%	11/1/2024	1,453	1,460,612
Total				7,242,222

Machinery 0.05%
Milacron LLC/Mcron Finance Corp.†	7.75%	2/15/2021	500	468,750

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Managed Care 0.26%
Centene Corp.	4.75%	5/15/2022	$959	$932,627
MPH Acquisition Holdings LLC†	6.625%	4/1/2022	1,625	1,633,125
Total				2,565,752

Media: Content 0.96%
AMC Networks, Inc.	4.75%	12/15/2022	1,900	1,907,125
AMC Networks, Inc.	7.75%	7/15/2021	2,200	2,321,000
Netflix, Inc.	5.375%	2/1/2021	2,800	2,954,000
Sirius XM Radio, Inc.†	6.00%	7/15/2024	816	854,760
Univision Communications, Inc.†	5.125%	2/15/2025	1,366	1,301,115
Total				9,338,000

Media: Diversified 0.16%
Myriad International Holdings BV (Netherlands)†(b)	5.50%	7/21/2025	1,563	1,510,171

Medical Products 1.49%
Fresenius Medical Care US Finance II, Inc.†	4.75%	10/15/2024	475	465,500
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	2,425	2,606,875
Grifols Worldwide Operations Ltd. (Ireland)(b)	5.25%	4/1/2022	2,205	2,221,537
Hologic, Inc.†	5.25%	7/15/2022	958	980,753
Kinetic Concepts, Inc./KCI USA, Inc.	10.50%	11/1/2018	850	830,875
Kinetic Concepts, Inc./KCI USA, Inc.	12.50%	11/1/2019	607	553,888
Medtronic, Inc.	3.15%	3/15/2022	1,914	1,936,520
Medtronic, Inc.	4.375%	3/15/2035	1,900	1,924,333
St. Jude Medical, Inc.	3.875%	9/15/2025	848	857,595
Sterigenics-Nordion Holdings LLC†	6.50%	5/15/2023	1,360	1,302,200
Stryker Corp.	3.375%	11/1/2025	880	869,656
Total				14,549,732

Metals/Mining (Excluding Steel) 1.78%
Aleris International, Inc.	7.875%	11/1/2020	793	608,231
ALROSA Finance SA (Luxembourg)†(b)	7.75%	11/3/2020	1,375	1,451,828
BHP Billiton Finance USA Ltd. (Australia)†(b)	6.25%	10/19/2075	2,206	2,164,637
BHP Billiton Finance USA Ltd. (Australia)†(b)	6.75%	10/19/2075	1,976	1,911,780
Coeur Mining, Inc.	7.875%	2/1/2021	1,108	667,570
Freeport-McMoRan, Inc.	3.875%	3/15/2023	2,992	1,720,400
HudBay Minerals, Inc. (Canada)(b)	9.50%	10/1/2020	1,220	899,750
Imperial Metals Corp. (Canada)†(b)	7.00%	3/15/2019	1,050	939,750
Kissner Milling Co. Ltd. (Canada)†(b)	7.25%	6/1/2019	766	721,955
Lundin Mining Corp. (Canada)†(b)	7.875%	11/1/2022	1,150	1,060,875

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Metals/Mining (Excluding Steel) (continued)
Mirabela Nickel Ltd. (Australia)(b)	1.00%	9/16/2044	$15	$1
MMC Norilsk Nickel OJSC via MMC Finance Ltd. (Ireland)†(b)	6.625%	10/14/2022	1,500	1,530,960
New Gold, Inc. (Canada)†(b)	6.25%	11/15/2022	925	740,000
New Gold, Inc. (Canada)†(b)	7.00%	4/15/2020	965	872,119
Newmont Mining Corp.	4.875%	3/15/2042	1,058	758,379
Newmont Mining Corp.	6.25%	10/1/2039	526	421,354
Thompson Creek Metals Co., Inc.	7.375%	6/1/2018	755	151,000
Thompson Creek Metals Co., Inc.	9.75%	12/1/2017	50	43,250
Volcan Cia Minera SAA (Peru)†(b)	5.375%	2/2/2022	1,100	704,000
Total				17,367,839

Oil Field Equipment & Services 0.45%
Gulfmark Offshore, Inc.	6.375%	3/15/2022	629	341,233
Hornbeck Offshore Services, Inc.	5.875%	4/1/2020	1,725	1,198,875
Oceaneering International, Inc.	4.65%	11/15/2024	1,615	1,357,585
Weatherford International Ltd.	4.50%	4/15/2022	1,898	1,368,932
Weatherford International Ltd.	5.125%	9/15/2020	186	150,893
Total				4,417,518

Oil Refining & Marketing 0.47%
Citgo Holding, Inc.†	10.75%	2/15/2020	2,943	2,858,389
Northern Tier Energy LLC/Northern Tier Finance Corp.	7.125%	11/15/2020	1,750	1,776,250
Total				4,634,639

Packaging 1.45%
Ball Corp.	4.00%	11/15/2023	1,006	964,503
Ball Corp.	4.375%	12/15/2020	1,099	1,118,232
BWAY Holding Co.†	9.125%	8/15/2021	911	856,340
Coveris Holdings SA (Luxembourg)†(b)	7.875%	11/1/2019	1,048	919,620
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	1,295	1,398,600
Graphic Packaging International, Inc.	4.75%	4/15/2021	900	922,500
Graphic Packaging International, Inc.	4.875%	11/15/2022	969	983,535
Pactiv LLC	7.95%	12/15/2025	825	771,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%	10/15/2020	1,000	1,019,690
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.25%	2/15/2021	1,875	1,814,062
Sealed Air Corp.†	4.875%	12/1/2022	975	981,094

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Packaging (continued)
Sealed Air Corp.†	5.125%	12/1/2024	$484	$486,420
Sealed Air Corp.†	6.875%	7/15/2033	1,850	1,900,875
Total				14,136,846

Personal & Household Products 1.09%
American Greetings Corp.	7.375%	12/1/2021	1,390	1,457,762
Elizabeth Arden, Inc.	7.375%	3/15/2021	2,108	1,359,660
Estee Lauder Cos., Inc. (The)	4.375%	6/15/2045	1,714	1,733,785
FGI Operating Co. LLC/FGI Finance, Inc.	7.875%	5/1/2020	1,550	1,123,750
Gibson Brands, Inc.†	8.875%	8/1/2018	2,225	1,301,625
SC Johnson & Son, Inc.†	4.75%	10/15/2046	805	840,537
Serta Simmons Bedding LLC†	8.125%	10/1/2020	935	981,750
Spectrum Brands, Inc.†	5.75%	7/15/2025	817	841,510
Springs Industries, Inc.	6.25%	6/1/2021	1,007	1,001,965
Total				10,642,344

Pharmaceuticals 2.31%
AbbVie, Inc.	3.20%	11/6/2022	572	563,895
AbbVie, Inc.	4.50%	5/14/2035	817	802,887
AstraZeneca plc (United Kingdom)(b)	3.375%	11/16/2025	1,757	1,747,908
Bayer US Finance LLC†	3.375%	10/8/2024	1,800	1,814,863
Capsugel SA PIK (Luxembourg)†(b)	7.00%	5/15/2019	500	488,437
Celgene Corp.	5.00%	8/15/2045	1,434	1,445,091
DPx Holdings BV (Netherlands)†(b)	7.50%	2/1/2022	1,600	1,566,000
Gilead Sciences, Inc.	2.55%	9/1/2020	1,266	1,266,347
Gilead Sciences, Inc.	3.50%	2/1/2025	1,650	1,665,644
Gilead Sciences, Inc.	4.75%	3/1/2046	1,266	1,284,287
Jaguar Holding Co. II/Pharmaceutical Product Development LLC†	6.375%	8/1/2023	1,037	1,013,667
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (Luxembourg)†(b)	5.75%	8/1/2022	2,271	2,191,515
Merck & Co., Inc.	3.70%	2/10/2045	1,554	1,438,752
Pfizer, Inc.	5.60%	9/15/2040	1,072	1,236,666
Quintiles Transnational Corp.†	4.875%	5/15/2023	970	979,700
Roche Holdings, Inc.†	2.875%	9/29/2021	1,750	1,774,503
Zoetis, Inc.	3.25%	2/1/2023	1,375	1,314,961
Total				22,595,123

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Property & Casualty 0.19%
ACE INA Holdings, Inc.	4.35%	11/3/2045	$876	$892,351
XLIT Ltd. (Ireland)(b)	4.45%	3/31/2025	975	956,559
Total				1,848,910

Rail 0.61%
Central Japan Railway Co. (Japan)†(b)	4.25%	11/24/2045	1,324	1,353,468
China Railway Resources Huitung Ltd. (Hong Kong)(b)	3.85%	2/5/2023	925	918,966
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	2,500	2,293,750
Florida East Coast Holdings Corp.†	9.75%	5/1/2020	698	478,130
Watco Cos. LLC/Watco Finance Corp.†	6.375%	4/1/2023	962	952,380
Total				5,996,694

Real Estate Development & Management 0.39%
CBRE Services, Inc.	4.875%	3/1/2026	2,059	2,055,084
CBRE Services, Inc.	5.00%	3/15/2023	900	905,605
CBRE Services, Inc.	5.25%	3/15/2025	875	887,883
Total				3,848,572

Real Estate Investment Trusts 1.14%
Alexandria Real Estate Equities, Inc.	4.30%	1/15/2026	881	870,466
Brixmor Operating Partnership LP	3.85%	2/1/2025	1,990	1,937,108
Brixmor Operating Partnership LP	3.875%	8/15/2022	1,931	1,924,908
CubeSmart LP	4.00%	11/15/2025	878	873,009
Digital Delta Holdings LLC†	4.75%	10/1/2025	1,289	1,302,885
EPR Properties	4.50%	4/1/2025	1,518	1,445,720
Goodman Funding Pty Ltd. (Australia)†(b)	6.00%	3/22/2022	775	862,306
Jababeka International BV (Netherlands)†(b)	7.50%	9/24/2019	1,000	949,706
Kilroy Realty LP	3.80%	1/15/2023	971	963,567
Total				11,129,675

Recreation & Travel 0.59%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.	5.25%	3/15/2021	1,250	1,293,750
NCL Corp. Ltd.†	5.25%	11/15/2019	650	667,472
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	2,646	3,023,055
Viking Cruises Ltd.†	8.50%	10/15/2022	825	785,812
Total				5,770,089

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Restaurants 0.80%
Arcos Dorados Holdings, Inc. (Argentina)†(b)	6.625%	9/27/2023	$580	$537,950
McDonald’s Corp.	2.75%	12/9/2020	352	352,160
McDonald’s Corp.	3.70%	1/30/2026	835	836,056
McDonald’s Corp.	4.60%	5/26/2045	1,012	977,544
McDonald’s Corp.	4.875%	12/9/2045	879	887,809
New Red Finance, Inc. (Canada)†(b)	6.00%	4/1/2022	940	970,550
PF Chang’s China Bistro, Inc.†	10.25%	6/30/2020	1,300	1,072,500
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC†	5.875%	5/15/2021	975	977,438
Yum! Brands, Inc.	3.75%	11/1/2021	606	558,210
Yum! Brands, Inc.	3.875%	11/1/2023	760	674,204
Total				7,844,421

Software/Services 3.39%
Adobe Systems, Inc.	3.25%	2/1/2025	1,400	1,369,032
Alibaba Group Holding Ltd. (China)(b)	3.125%	11/28/2021	2,150	2,089,101
Alibaba Group Holding Ltd. (China)(b)	3.60%	11/28/2024	1,825	1,749,887
Alliance Data Systems Corp.†	6.375%	4/1/2020	4,775	4,840,656
Blue Coat Holdings, Inc.†	8.375%	6/1/2023	1,120	1,131,200
Fidelity National Information Services, Inc.	5.00%	10/15/2025	2,349	2,418,133
First Data Corp.†	5.75%	1/15/2024	1,174	1,159,325
First Data Corp.†	7.00%	12/1/2023	2,996	3,003,490
Hewlett-Packard Enterprise Co.†	4.90%	10/15/2025	1,523	1,496,341
Informatica LLC†	7.125%	7/15/2023	1,153	1,049,230
MasterCard, Inc.	3.375%	4/1/2024	1,300	1,329,952
Microsoft Corp.	2.375%	2/12/2022	1,900	1,876,989
Microsoft Corp.	4.00%	2/12/2055	1,975	1,779,058
MSCI, Inc.†	5.75%	8/15/2025	961	987,428
Oracle Corp.	4.125%	5/15/2045	1,545	1,468,594
Oracle Corp.	4.375%	5/15/2055	2,047	1,877,678
Priceline Group, Inc. (The)	3.65%	3/15/2025	1,975	1,925,906
VeriSign, Inc.	4.625%	5/1/2023	872	848,674
VeriSign, Inc.	5.25%	4/1/2025	741	746,558
Total				33,147,232

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Specialty Retail 0.87%
Argos Merger Sub, Inc.†	7.125%	3/15/2023	$2,125	$2,112,250
AutoZone, Inc.	2.50%	4/15/2021	555	542,214
Brookstone Holdings Corp. PIK	10.00%	7/7/2021	37	25,161
CST Brands, Inc.	5.00%	5/1/2023	1,945	1,935,275
Neiman Marcus Group Ltd. LLC†	8.00%	10/15/2021	2,474	1,843,130
Sally Holdings LLC/Sally Capital, Inc.	5.50%	11/1/2023	525	539,438
William Carter Co. (The)	5.25%	8/15/2021	1,500	1,548,750
Total				8,546,218

Steel Producers/Products 0.32%
Allegheny Ludlum Corp.	6.95%	12/15/2025	1,497	905,685
Allegheny Technologies, Inc.	9.375%	6/1/2019	292	235,060
Steel Dynamics, Inc.	5.125%	10/1/2021	1,150	1,069,500
Steel Dynamics, Inc.	5.50%	10/1/2024	975	892,125
Total				3,102,370

Support: Services 1.47%
ADT Corp. (The)	3.50%	7/15/2022	1,050	945,000
AECOM	5.875%	10/15/2024	999	1,022,726
BlueLine Rental Finance Corp.†	7.00%	2/1/2019	925	837,125
Cleveland Clinic Foundation (The)	4.858%	1/1/2114	1,100	1,069,811
Compiler Finance Sub, Inc.†	7.00%	5/1/2021	651	286,440
Expedia, Inc.†	5.00%	2/15/2026	3,000	2,933,544
FTI Consulting, Inc.	6.00%	11/15/2022	1,325	1,392,906
Iron Mountain, Inc.†	6.00%	10/1/2020	1,286	1,359,945
Jurassic Holdings III, Inc.†	6.875%	2/15/2021	1,550	937,750
Light Tower Rentals, Inc.†	8.125%	8/1/2019	695	357,925
Metropolitan Museum of Art (The)	3.40%	7/1/2045	1,350	1,230,837
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	700	640,500
Sotheby’s†	5.25%	10/1/2022	1,500	1,372,500
Total				14,387,009

Technology Hardware & Equipment 0.58%
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024	1,425	1,496,250
CommScope Technologies Finance LLC†	6.00%	6/15/2025	1,022	986,230
CommScope, Inc.†	5.50%	6/15/2024	1,500	1,430,625
Dell, Inc.	7.10%	4/15/2028	875	846,562
Denali Borrower LLC/Denali Finance Corp.†	5.625%	10/15/2020	875	918,750
Total				5,678,417

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Telecommunications: Satellite 0.72%
Hughes Satellite Systems Corp.	7.625%	6/15/2021	$2,500	$2,659,375
Inmarsat Finance plc (United Kingdom)†(b)	4.875%	5/15/2022	1,775	1,735,062
Intelsat Luxembourg SA (Luxembourg)(b)	6.75%	6/1/2018	2,300	1,713,500
Intelsat Luxembourg SA (Luxembourg)(b)	7.75%	6/1/2021	2,028	958,230
Total				7,066,167

Telecommunications: Wireless 2.76%
Comcel Trust via Comunicaciones Celulares SA†	6.875%	2/6/2024	1,925	1,491,875
Crown Castle International Corp.	5.25%	1/15/2023	2,000	2,110,000
Digicel Group Ltd. (Jamaica)†(b)	7.125%	4/1/2022	1,000	755,000
Digicel Group Ltd. (Jamaica)†(b)	8.25%	9/30/2020	1,000	830,000
Digicel Ltd. (Jamaica)†(b)	6.75%	3/1/2023	950	798,000
Digicel Ltd. (Jamaica)†(b)	7.00%	2/15/2020	1,900	1,738,500
SBA Communications Corp.	4.875%	7/15/2022	980	968,975
Sprint Capital Corp.	6.90%	5/1/2019	948	777,360
Sprint Communications, Inc.	7.00%	8/15/2020	382	296,050
Sprint Corp.	7.875%	9/15/2023	453	341,336
T-Mobile USA, Inc.	6.50%	1/15/2024	9,137	9,342,582
T-Mobile USA, Inc.	6.50%	1/15/2026	1,028	1,040,326
T-Mobile USA, Inc.	6.625%	11/15/2020	500	520,995
T-Mobile USA, Inc.	6.633%	4/28/2021	2,750	2,860,000
T-Mobile USA, Inc.	6.836%	4/28/2023	103	106,863
Telefonica Celular del Paraguay SA (Paraguay)†(b)	6.75%	12/13/2022	635	582,612
Wind Acquisition Finance SA (Italy)†(b)	7.375%	4/23/2021	2,550	2,416,125
Total				26,976,599

Telecommunications: Wireline Integrated & Services 2.01%
Columbus International, Inc. (Barbados)†(b)	7.375%	3/30/2021	1,366	1,357,462
Consolidated Communications, Inc.	6.50%	10/1/2022	845	714,025
Equinix, Inc.	4.875%	4/1/2020	2,000	2,089,000
Equinix, Inc.	5.375%	4/1/2023	785	804,625
Equinix, Inc.	5.875%	1/15/2026	967	998,428
Frontier Communications Corp.	6.875%	1/15/2025	1,259	1,041,823
Frontier Communications Corp.	7.625%	4/15/2024	700	591,500
Frontier Communications Corp.	9.25%	7/1/2021	1,925	1,898,531
Frontier Communications Corp.†	10.50%	9/15/2022	1,922	1,919,597
Frontier Communications Corp.†	11.00%	9/15/2025	3,698	3,670,265
GCI, Inc.	6.875%	4/15/2025	1,125	1,155,937
Sable International Finance Ltd.†	6.875%	8/1/2022	1,015	984,550

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Telecommunications: Wireline Integrated & Services (continued)
Telecom Italia SpA (Italy)†(b)	5.303%		5/30/2024	$975	$966,469
Zayo Group LLC/Zayo Capital, Inc.	6.00%		4/1/2023	1,539	1,462,050
Total					19,654,262

Theaters & Entertainment 1.21%
Activision Blizzard, Inc.†	5.625%		9/15/2021	1,848	1,940,400
Activision Blizzard, Inc.†	6.125%		9/15/2023	9,300	9,881,250
Total					11,821,650

Tobacco 0.38%
Altria Group, Inc.	5.375%		1/31/2044	845	912,311
Reynolds American, Inc.	4.45%		6/12/2025	1,404	1,471,115
Reynolds American, Inc.	5.85%		8/15/2045	1,210	1,350,152
Total					3,733,578

Transportation: Infrastructure/Services 0.24%
Autoridad del Canal de Panama (Panama)†(b)	4.95%		7/29/2035	1,000	1,035,000
XPO Logistics, Inc.†	6.50%		6/15/2022	527	489,451
XPO Logistics, Inc.†	7.875%		9/1/2019	792	808,252
Total					2,332,703
Total High Yield Corporate Bonds (cost $724,659,346)					693,668,903

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.35%
Banc of America Commercial Mortgage Trust 2015-UBS7 D	3.167%		9/15/2048	341	251,530
BB-UBS Trust 2012-SHOW E†	4.16%	#	11/5/2036	1,825	1,758,356
BBCMS Trust 2015-VFM A2†	3.375%		3/12/2036	400	401,510
BBCMS Trust 2015-VFM D†	3.483%	#	3/12/2036	939	897,801
Citigroup Commercial Mortgage Trust 2014-GC25 B	4.345%		10/10/2047	550	559,743
Citigroup Commercial Mortgage Trust 2014-GC25 C	4.533%	#	10/10/2047	1,200	1,161,914
Citigroup Commercial Mortgage Trust 2015-101A D†	4.625%	#	1/14/2043	775	736,522
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	1,175	1,167,289
Commercial Mortgage Pass-Through Certificates 2014-CR20 C	4.507%	#	11/10/2047	800	783,127
Commercial Mortgage Pass-Through Certificates 2014-CR20 XB IO†	0.114%	#	11/10/2047	10,550	110,322

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2014-CR20 XC IO†	1.285%	#	11/10/2047	$775	$77,448
Commercial Mortgage Pass-Through Certificates 2014-CR21 XB IO†	0.044%	#	12/10/2047	6,550	40,636
Commercial Mortgage Pass-Through Certificates 2014-CR21 XC IO†	0.50%		12/10/2047	3,150	110,817
Commercial Mortgage Pass-Through Certificates 2014-UBS5 C	4.612%	#	9/10/2047	610	604,333
Commercial Mortgage Pass-Through Certificates 2014-UBS6 B	4.349%		12/10/2047	675	685,920
Commercial Mortgage Pass-Through Certificates 2014-UBS6 C	4.466%	#	12/10/2047	2,675	2,543,426
Commercial Mortgage Pass-Through Certificates 2014-UBS6 XA IO	1.073%	#	12/10/2047	12,823	803,014
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.443%	#	7/10/2050	1,237	972,484
Credit Suisse Mortgage Capital Certificates 2014-USA E†	4.373%		9/15/2037	3,200	2,910,298
DBUBS Mortgage Trust 2011-LC2A D†	5.453%	#	7/10/2044	1,125	1,176,825
Federal Home Loan Mortgage Corp. 2015-K721 B†	3.681%	#	11/25/2047	4,750	4,206,168
Great Wolf Trust 2015-WFMZ M†	7.319%	#	5/15/2032	1,350	1,326,220
GS Mortgage Securities Trust 2014-GC26 D†	4.511%	#	11/10/2047	1,275	1,078,093
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust 2010-1 B†	6.00%		1/25/2051	775	852,760
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust 2010-1 C†	6.378%	#	1/25/2051	750	783,758
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust 2014-1A XB IO†	0.342%	#	8/25/2047	2,000	67,740
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XB1 IO	0.311%	#	11/15/2047	5,950	147,752
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 D†	3.927%	#	1/15/2048	1,175	891,907
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XB IO	0.476%	#	1/15/2048	5,275	193,972
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XD IO†	0.50%		1/15/2048	4,200	158,319
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.805%	#	6/10/2027	800	781,895
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C31 C	4.619%	#	8/15/2048	1,474	1,360,061

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2015-CSMO E†	4.281%	#	1/15/2032	$1,175	$1,160,394
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10 C	4.081%	#	7/15/2046	475	464,567
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 C	4.073%	#	5/15/2046	550	542,567
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 C	4.00%		12/15/2047	875	831,603
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 LNC1†	3.989%		12/15/2046	775	760,625
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 LNC2†	4.384%		12/15/2046	1,625	1,612,935
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 LNC4†	4.75%		12/15/2046	750	699,071
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 LNCX IO†	0.602%		12/15/2046	4,025	167,312
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 XC IO†	0.442%	#	12/15/2047	8,525	313,694
Motel 6 Trust 2015-MTL6 D†	4.532%		2/5/2030	500	492,729
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A1†	3.872%	#	1/5/2035	431	425,605
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A2B†	4.144%	#	1/5/2035	1,250	1,196,682
SFAVE Commercial Mortgage Securities Trust 2015-5AVE XA IO†	0.599%	#	1/5/2035	36,775	2,383,572
Wells Fargo Commercial Mortgage Trust 2014-LC18 XB IO	0.396%	#	12/15/2047	6,575	211,588
Wells Fargo Commercial Mortgage Trust 2015-C27 C	3.894%		2/15/2048	900	811,867
Wells Fargo Commercial Mortgage Trust 2015-LC20 D†	4.366%	#	4/15/2050	350	283,628
WFCG Commercial Mortgage Trust 2015-BXRP E†	3.471%#		11/15/2029	623	616,482
Total Non-Agency Commercial Mortgage-Backed Securities (cost $43,607,436)					42,576,881
Total Long-Term Investments (cost $961,354,004)					928,899,831

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2015

	Principal
	Amount	Fair
Investments	(000)	Value
SHORT-TERM INVESTMENT 3.95%

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $39,360,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $39,409,200; proceeds: $38,631,712 (cost $38,631,584)	$38,632	$38,631,584
Total Investments in Securities 98.92% (cost $999,985,588)		967,531,415
Cash and Other Assets in Excess of Liabilities(h) 1.08%		10,597,418
Net Assets 100.00%		$978,128,833

AUD	Australian dollar.
CAD	Canadian dollar.
EUR	euro.
GBP	British pound.
JPY	Japanese yen.
MXN	Mexican peso.
ADR	American Depositary Receipt.
IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2015.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2015.
(d)	Interest rate to be determined.
(e)	Security is perpetual in nature and has no stated maturity.
(f)	Debenture pays interest at an annual fixed rate of 8.00% through June 15, 2020. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 6.405% through December 29, 2049. This debenture is subject to full redemption at the option of the issuer any time prior to December 29, 2049.
(g)	Defaulted security (non-income producing security).
(h)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on open forward foreign currency exchange contracts, futures contracts and swaps, as follows:

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Open Forward Foreign Currency Exchange Contracts at December 31, 2015:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Buy	State Street Bank and Trust	1/12/2016	150,000	$108,269	$109,269	$1,000
Canadian dollar	Buy	J.P. Morgan	2/19/2016	120,000	86,619	86,734	115
Japanese yen	Buy	J.P. Morgan	3/4/2016	10,600,000	87,843	88,297	454
British pound	Sell	Standard Chartered Bank	1/20/2016	1,430,000	2,208,343	2,108,197	100,146
Canadian dollar	Sell	J.P. Morgan	2/19/2016	2,300,000	1,724,578	1,662,405	62,173
euro	Sell	J.P. Morgan	3/11/2016	3,380,000	3,711,992	3,679,278	32,714
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$196,602

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
euro	Buy	Morgan Stanley	2/16/2016	150,000	$163,732	$163,181	$(551)
Australian dollar	Sell	J.P. Morgan	1/12/2016	150,000	104,725	109,269	(4,544)
euro	Sell	J.P. Morgan	2/16/2016	2,750,000	2,960,598	2,991,664	(31,066)
euro	Sell	Morgan Stanley	2/16/2016	966,000	1,042,412	1,050,890	(8,478)
Japanese yen	Sell	J.P. Morgan	3/4/2016	69,000,000	559,845	574,761	(14,916)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(59,555)

Open Futures Contracts at December 31, 2015:
Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2016	891	Short	$(112,182,469)	$217,682

Type	Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2016	783	Long	$92,644,805	$(221,597)
U.S. Long Bond	March 2016	315	Short	(48,431,250)	(54,695)
Totals				$44,213,555	$(276,292)

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2015

Credit Default Swaps - Sell Protection at December 31, 2015(1):

Referenced Issuer	Fund Receives	Termination Date	Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Depreciation	Credit Default Swap Agreements Payable at Fair Value(4)
JC Penney Co., Inc.(5)	5.00%	12/20/2020	$1,378,000	$1,145,990	$(78,520)	$(153,490)	$(232,010)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received are presented net of amortization (See Note 2(l)).
(4)	Includes upfront payments received.
(5)	Swap Counterparty: Barclays Bank plc. Moody’s Credit Rating: Caa2

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities	$–	$5,201,607	$–		$5,201,607
Common Stocks
Auto Parts & Equipment	1,001,153	1,642,997	–		2,644,150
Metals/Mining (Excluding Steel)	–	–	18,657	(4)	18,657
Personal & Household Products	2,528,333	480,455	–		3,008,788
Specialty Retail	5,912,415	899,705	–		6,812,120
Remaining Industries	116,687,377	–	–		116,687,377
Convertible Bonds	–	6,940,545	–		6,940,545
Convertible Preferred Stocks
Building & Construction	–	872,316	–		872,316
Food: Wholesale	–	984,942	–		984,942
Gas Distribution	1,432,665	–	–		1,432,665
Floating Rate Loans(5)
Auto Parts & Equipment	–	–	769,220		769,220
Consumer/Commercial/Lease Financing	–	835,146	–		835,146
Electronics	–	2,664,940	–		2,664,940
Energy: Exploration & Production	–	931,400	–		931,400
Gaming	–	956,347	1,630,125		2,586,472
Health Facilities	–	2,732,149	–		2,732,149
Metals/Mining (Excluding Steel)	–	1,831,803	–		1,831,803
Packaging	–	1,213,982	–		1,213,982
Personal & Household Products	–	1,051,641	–		1,051,641
Pharmaceuticals	–	970,763	–		970,763
Recreation & Travel	–	899,190	–		899,190
Software/Services	–	937,769	–		937,769
Specialty Retail	–	1,274,033	–		1,274,033
Technology Hardware & Equipment	–	39,717	–		39,717
Telecommunications: Wireline Integrated & Services	–	936,804	–		936,804
Theaters & Entertainment	–	1,682,949	–		1,682,949
Foreign Bonds	–	6,271,403	–		6,271,403
Foreign Government Obligations	–	20,421,499	–		20,421,499
High Yield Corporate Bonds
Air Transportation	–	2,348,243	1,932,937	(4)	4,281,180
Banking	–	73,385,385	125	(4)	73,385,510
Metals/Mining (Excluding Steel)	–	17,367,838	1	(4)	17,367,839
Specialty Retail	–	8,521,057	25,161	(6)	8,546,218
Remaining Industries	–	590,088,156	–		590,088,156
Non–Agency Commercial Mortgage–Backed Securities	–	41,617,234	959,647	(6)	42,576,881
Repurchase Agreement	–	38,631,584	–		38,631,584
Total	$127,561,943	$834,633,599	$5,335,873		$967,531,415

See Notes to Financial Statements.	41

Schedule of Investments (concluded)

December 31, 2015

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Credit Default Swap
Assets	$–	$–	$–	$–
Liabilities	–	(232,010)	–	(232,010)
Forward Foreign Currency Exchange Contracts
Assets	–	196,602	–	196,602
Liabilities	–	(59,555)	–	(59,555)
Futures Contracts
Assets	217,682	–	–	217,682
Liabilities	(276,292)	–	–	(276,292)
Total	$(58,610)	$(94,963)	$–	$(153,573)

(1)	Refer to Note 2(n) for a description of fair value measurements and the three–tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three–tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.
(4)	Level 3 securities fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financials.
(5)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(6)	Includes securities (Brookstone Holdings Corp. PIK (High Yield Corporate Bonds), Impact Funding Affordable Multifamily Housing Mortgage Loan Trust 2014-1A XB IO (Non-Agency Commercial Mortgage-Backed Securities) and JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 D (Non-Agency Commercial Mortgage-Backed Securities)) valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stock	Floating Rate Loans	High Yield Corporate Bond	Non–Agency Commercial Mortgage–Backed Securities
Balance as of January 1, 2015	$60,616	$5,424,314	$35,610	$–
Accrued discounts/premiums	–	4,283	–	(379)
Realized gain (loss)	–	(16,038)	908	13,302
Change in unrealized appreciation/depreciation	(41,959)	(31,647)	(28,599)	(116,478)
Purchases	–	2,436,352	1,951,888	–
Sales	–	(5,417,919)	(1,583)	(287,942)
Net transfers in or out of Level 3	–	–	–	1,351,144
Balance as of December 31, 2015	$18,657	$2,399,345	$1,958,224	$959,647

42	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $999,985,588)	$967,531,415
Deposits with brokers for derivatives collateral	1,973,663
Cash	210,487
Receivables:
Interest and dividends	11,722,163
Investment securities sold	6,486,166
Capital shares sold	151,889
From advisor (See Note 3)	36,869
Unrealized appreciation on forward foreign currency exchange contracts	196,602
Prepaid expenses and other assets	5,975
Total assets	988,315,229
LIABILITIES:
Payables:
Investment securities purchased	7,954,448
Management fee	416,190
Variation margin	311,914
Capital shares reacquired	237,196
Directors’ fees	117,713
Fund administration	33,296
Unrealized depreciation on forward foreign currency exchange contracts	59,555
Credit default swap agreements payable, at fair value (including upfront payments received of $78,520)	232,010
Accrued expenses	824,074
Total liabilities	10,186,396
NET ASSETS	$978,128,833
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,029,732,655
Distributions in excess of net investment income	(5,523)
Accumulated net realized loss on investments, futures contracts, swaps and foreign currency related transactions	(19,067,143)
Net unrealized depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(32,531,156)
Net Assets	$978,128,833
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	87,838,303
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.14

See Notes to Financial Statements.	43

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $6,908)	$1,093,321
Interest and other	45,945,038
Total investment income	47,038,359
Expenses:
Management fee	4,885,404
Non 12b-1 service fees	2,443,996
Shareholder servicing	1,049,153
Fund administration	390,895
Reports to shareholders	143,789
Professional	65,779
Custody	52,159
Directors’ fees	34,978
Other	131,800
Gross expenses	9,197,953
Expense reductions (See Note 9)	(1,023)
Fees waived and expenses reimbursed (See Note 3)	(401,790)
Net expenses	8,795,140
Net investment income	38,243,219
Net realized and unrealized loss:
Net realized loss on investments	(13,912,386)
Net realized loss on futures contracts, swaps and foreign currency related transactions	(515,782)
Net change in unrealized appreciation/depreciation on investments	(40,563,342)
Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(284,139)
Net realized and unrealized loss	(55,275,649)
Net Decrease in Net Assets Resulting From Operations	$(17,032,430)

44	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2015	December 31, 2014
Operations:
Net investment income	$38,243,219	$38,677,734
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	(14,428,168)	32,585,301
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(40,847,481)	(33,523,214)
Net increase (decrease) in net assets resulting from operations	(17,032,430)	37,739,821
Distributions to shareholders from:
Net investment income	(41,094,016)	(43,465,223)
Net realized gain	(6,306,282)	(24,258,874)
Total distributions to shareholders	(47,400,298)	(67,724,097)
Capital share transactions (Net of share conversions) (See Note 13):
Proceeds from sales of shares	322,164,243	191,664,239
Reinvestment of distributions	47,400,274	67,724,096
Cost of shares reacquired	(240,111,353)	(177,425,759)
Net increase in net assets resulting from capital share transactions	129,453,164	81,962,576
Net increase in net assets	65,020,436	51,978,300
NET ASSETS:
Beginning of year	$913,108,397	$861,130,097
End of year	$978,128,833	$913,108,397
Undistributed (distributions in excess of) net investment income	$(5,523)	$213,777

See Notes to Financial Statements.	45

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of year	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment operations	Net invest- ment income	Net realized gain	Total distributions
12/31/2015	$11.89	0.47	$(0.65)	$(0.18)	$(0.49)	$(0.08)	$(0.57)
12/31/2014	12.31	0.54	(0.01)	0.53	(0.61)	(0.34)	(0.95)
12/31/2013	12.21	0.62	0.39	1.01	(0.65)	(0.26)	(0.91)
12/31/2012	11.64	0.71	0.74	1.45	(0.72)	(0.16)	(0.88)
12/31/2011	11.93	0.73	(0.21)	0.52	(0.72)	(0.09)	(0.81)

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

46	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of year	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (%)	Net assets, end of year (000)	Portfolio turnover rate (%)
$11.14	(1.53)	0.90	0.94	3.91	$978,129	116.08
11.89	4.35	0.90	0.93	4.26	913,108	90.21
12.31	8.17	0.90	0.93	4.89	861,130	49.59
12.21	12.53	0.90	0.93	5.68	773,725	46.31
11.64	4.38	0.90	0.93	5.92	625,954	33.43

See Notes to Financial Statements.	47

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Bond-Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

48

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on futures contracts, swaps and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

49

Notes to Financial Statements (continued)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on futures contracts, swaps and foreign currency related transactions on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in

50

Notes to Financial Statements (continued)

excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

(l)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Emerging Markets Currency Fund entered into credit default swaps based on CMBX indices, which are comprised of commercial mortgage-backed securities.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the

51

Notes to Financial Statements (continued)

payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based.

(m)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2015, the Fund had no unfunded loan commitment.

(n)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an

52

Notes to Financial Statements (continued)

independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2015, the effective management fee, net of waivers, was at an annualized rate of .46% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2015 and continuing through April 30, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary

53

Notes to Financial Statements (continued)

to limit total net annual operating expenses to an annual rate of .90%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	12/31/2015	12/31/2014
Distributions paid from:
Ordinary income	$41,858,433	$45,882,170
Net long-term capital gains	5,541,865	21,841,927
Total distributions paid	$47,400,298	$67,724,097

As of December 31, 2015, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$108,346
Total undistributed earnings	108,346
Capital loss carryforwards*	(6,142,008)
Temporary differences	(9,952,714)
Unrealized losses – net	(35,617,446)
Total accumulated losses – net	$(51,603,822)

*	The capital losses will carryforward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to post-October capital losses of $9,835,002 during fiscal year 2015.

54

Notes to Financial Statements (continued)

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,002,993,441
Gross unrealized gain	16,590,754
Gross unrealized loss	(52,052,780)
Net unrealized security loss	$(35,462,026)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, premium amortization and wash sales.

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in
Excess of Net
Investment	Accumulated Net
Income	Realized Loss
$2,631,497	$(2,631,497)

The permanent differences are attributable to the tax treatment of premium amortization, principal paydown gains and losses, certain securities, certain distributions and foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government
Purchases*	Purchases	Sales	Sales
$166,043,425	$1,006,838,829	$212,812,535	$880,369,342

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett Funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended December 31, 2015, the Fund engaged in cross-trade purchases of $582,826 and sales of $14,693,595, which resulted in net realized gains of $137,006.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2015 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency

55

Notes to Financial Statements (continued)

rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2015 (as described in note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swaps for the fiscal year ended December 31, 2015 (as described in note 2(l)) to economically hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

As of December 31, 2015, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

		Foreign
	Interest Rate	Currency	Credit
Asset Derivatives	Contracts	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$196,602	–
Futures Contracts(2)	$217,682	–	–

Liability Derivatives
Credit Default Swaps(3)	–	–	$232,010
Forward Foreign Currency Exchange Contracts(4)	–	$ 59,555	–
Futures Contracts(2)	$276,292	–	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(3)	Statements of Assets and Liabilities location: Credit default swap agreement payable, at fair value.
(4)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

56

Notes to Financial Statements (continued)

Transactions in derivative instruments for the fiscal year ended December 31, 2015, were as follows:

		Foreign
	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	–	–	$(127,538)
Forward Foreign Currency Exchange Contracts	–	$592,080	–
Futures Contracts	$(1,079,730)	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	–	–	$(153,490)
Forward Foreign Currency Exchange Contracts	–	$(19,173)	–
Futures Contracts	$(110,846)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	$3,616,308
Forward Foreign Currency Exchange Contracts(3)	–	$13,020,723	–
Futures Contracts(4)	929	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2015.
(1)	Statements of Operations location: Net realized loss on futures contracts, swaps and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$196,602	$–	$196,602
Repurchase Agreement	38,631,584	–	38,631,584
Total	$38,828,186	$–	$38,828,186

57

Notes to Financial Statements (continued)

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets	Financial	Collateral	Collateral	Net
Counterparty	and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$38,631,584	$–	$–	$(38,631,584)	$–
J.P. Morgan Chase	95,456	(50,526)	–	–	44,930
Standard Chartered Bank	100,146	–	–	–	100,146
State Street Bank and Trust	1,000	–	–	–	1,000
Total	$38,828,186	$(50,526)	$–	$(38,631,584)	$146,076

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Credit Default Swap Contracts	$232,010	$–	$232,010
Forward Foreign Currency Exchange Contracts	59,555	–	59,555
Total	$291,565	$–	$291,565

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Barclays Bank plc	$232,010	$–	$–	$–	$232,010
J.P. Morgan Chase	50,526	(50,526)	–	–	–
Morgan Stanley	9,029	–	–	–	9,029
Total	$291,565	$(50,526)	$–	$–	$241,039

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.
(c)	Net amount represents the amount owed by the Fund by the counterparty as of December 31, 2015.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

58

Notes to Financial Statements (continued)

10.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, while securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, they are not guaranteed by the U.S. Government. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

59

Notes to Financial Statements (concluded)

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Shares sold	26,681,576	15,093,734
Reinvestment of distributions	4,222,649	5,690,428
Shares reacquired	(19,894,485)	(13,921,574)
Increase	11,009,740	6,862,588

60

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Bond-Debenture Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond-Debenture Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bond-Debenture Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2016

61

Supplemental Proxy Information (unaudited)

A special meeting of shareholders of Bond Debenture Portfolio was held on November 5, 2015. The special meeting was held for shareholders of the Fund to vote on the following matters:

1.	To amend the Fund’s fundamental restrictions related to borrowing and lending to enable the Fund to participate in an interfund lending program; and

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund’s current fiscal year.

The results of the proxy solicitation on the preceding matter were as follows:

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(a)	Amend the fundamental investment restriction with respect to Borrowing

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Bond Debenture Portfolio	69,263,818	3,661,507	5,045,708	0

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(b)	Amend the fundamental investment restriction with respect to Lending

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Bond Debenture Portfolio	69,233,160	3,660,369	5,077,504	0

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Bond Debenture Portfolio	71,795,360	1,634,973	4,540,700	–

62

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

63

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

64

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

65

Basic Information About Management (continued)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

66

Basic Information About Management (concluded)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

67

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, three-year, five-year, and ten-year periods.

68

Approval of Advisory Contract (continued)

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the

69

Approval of Advisory Contract (concluded)

Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

70

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 2% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

In addition, of the distributions paid to shareholders during the fiscal year ended December 31, 2015 $759,544 and $5,541,865, respectively, represent short-term capital gains and long-term capital gains.

71

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by		LASFBD-2
LORD ABBETT DISTRIBUTOR LLC.	Bond-Debenture Portfolio	(02/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Calibrated Dividend Growth Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned -2.13%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P 500® Index1, which returned 1.38% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500 rising 1.38% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in January 2015, when the

S&P 500 declined 3.0% in total return terms, and in August 2015, when the index dropped 6.0%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices. Finally, U.S. real gross domestic product (GDP), which was initially reported to have contracted by 0.2% in the first quarter of 2015, was later revised upwards to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the third estimate

1

from the Bureau of Economic Analysis indicated that real GDP increased 2.0% in the third quarter of 2015.

Among sectors, stock selection within the information technology sector was a detractor from the Fund’s performance, relative to its benchmark, during the period. Within information technology, the largest detractor was Qualcomm, Inc., a wireless technology company. Investors showed concern that margins could be volatile given ongoing concentration issues related to Samsung and Apple and a maturing smartphone market. Also detracting from performance was an underweight position in computing company Microsoft Corp. The company continued to execute on its transition from a PC-oriented company toward one that is cloud-based.

The Fund’s stock selection within the industrials sector also detracted from relative performance. Within industrials, one large detractor was Norfolk Southern Corp., a railroad and freight transportation company. A strengthening U.S. dollar continued to place pressure on coal exports, and domestic utilities faced competition from low natural gas prices, decreasing the demand for coal. Also detracting from performance was an overweight position in Caterpillar Inc., a manufacturer of construction and mining equipment, and other heavy machinery. Caterpillar faced a challenging macro environment, given a downturn in machinery demand across Latin America, Asia, Africa, and the Middle East.

Strong stock selection and an underweight within the financials sector were the primary contributors to relative performance over the trailing 12 months. Within the financials sector, an overweight position in Assurant, Inc., a specialty insurance provider, contributed to relative performance. During the period, the company explored strategies such as the sale of its Employee Benefits and Health businesses. The Health business has experienced difficulties due to the Affordable Care Act, while the Employee Benefits business could potentially attract multiple buyers. Going forward, the company has indicated that it will focus on its niche products in the housing and lifestyle protection markets. Also contributing to performance was an overweight position in ACE Ltd., a global insurance and reinsurance company. During the period, ACE announced the acquisition of Chubb Corp.; the merger should provide economies of scale, increased client reach, and geographic diversification.

The price of oil fell considerably during the period; as such, strong stock selection and an underweight in the energy sector also contributed to performance relative to the Fund’s benchmark.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index and the S&P 900® 10-Year Dividend Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

The S&P 900® 10-Year Dividend Growth Index is a custom index that, along with changes in the Fund’s investment strategy, the Fund began disclosing in its prospectus effective September 27, 2012.

Average Annual Total Returns for the

Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class VC	–2.13%	9.49%	6.87%

1 Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance.

2 Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on September 27, 2012.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/15 -
	7/1/15	12/31/15	12/31/15
Class VC
Actual	$1,000.00	$ 999.90	$4.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Consumer Discretionary	12.73%
Consumer Staples	20.52%
Energy	6.12%
Financials	5.66%
Health Care	11.15%
Industrials	18.49%
Information Technology	7.99%
Materials	5.59%
Telecommunication Services	4.62%
Utilities	6.53%
Repurchase Agreement	0.60%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.96%

Aerospace & Defense 6.33%
General Dynamics Corp.	11,200	$1,538
Lockheed Martin Corp.	9,292	2,018
Northrop Grumman Corp.	6,200	1,171
Raytheon Co.	3,700	461
United Technologies Corp.	15,200	1,460
Total		6,648

Air Freight & Logistics 2.69%
Expeditors International of Washington, Inc.	9,000	406
FedEx Corp.	16,265	2,423
Total		2,829

Auto Components 0.63%
Johnson Controls, Inc.	16,800	663

Banks 0.31%
People’s United Financial, Inc.	20,400	329

Beverages 3.15%
Coca-Cola Co. (The)	38,168	1,640
PepsiCo, Inc.	16,724	1,671
Total		3,311

Biotechnology 2.10%
AbbVie, Inc.	37,299	2,210

Building Products 0.50%
A.O. Smith Corp.	6,900	529

Capital Markets 1.08%
SEI Investments Co.	9,900	519
T. Rowe Price Group, Inc.	8,600	615
Total		1,134
		Fair
		Value
Investments	Shares	(000)
Chemicals 5.46%
Air Products & Chemicals, Inc.	2,000	$260
Ecolab, Inc.	2,400	274
International Flavors & Fragrances, Inc.	2,400	287
Monsanto Co.	20,195	1,990
PPG Industries, Inc.	6,506	643
Sherwin-Williams Co. (The)	5,750	1,493
Valspar Corp. (The)	9,514	789
Total		5,736

Communications Equipment 2.11%
QUALCOMM, Inc.	44,257	2,212

Containers & Packaging 0.10%
Bemis Co., Inc.	2,300	103

Diversified Telecommunication Services 4.60%
AT&T, Inc.	69,908	2,406
Verizon Communications, Inc.	52,400	2,422
Total		4,828

Electric: Utilities 4.02%
Edison International	19,200	1,137
Eversource Energy	3,700	189
NextEra Energy, Inc.	14,921	1,550
Westar Energy, Inc.	8,400	356
Xcel Energy, Inc.	27,400	984
Total		4,216

Electrical Equipment 0.42%
Emerson Electric Co.	9,211	441

Energy Equipment & Services 0.37%
Helmerich & Payne, Inc.	7,212	386

Food & Staples Retailing 8.20%
Costco Wholesale Corp.	8,100	1,308
CVS Health Corp.	26,200	2,561
Wal-Mart Stores, Inc.	16,380	1,004
Walgreens Boots Alliance, Inc.	43,821	3,732
Total		8,605

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
Food Products 1.97%
Archer-Daniels-Midland Co.	24,900	$913
General Mills, Inc.	18,300	1,055
McCormick & Co., Inc.	1,200	103
Total		2,071

Gas Utilities 0.48%
UGI Corp.	14,900	503

Health Care Equipment & Supplies 3.80%
Becton, Dickinson & Co.	7,100	1,094
C.R. Bard, Inc.	4,788	907
Medtronic plc (Ireland)(a)	25,891	1,992
Total		3,993

Health Care Providers & Services 2.65%
AmerisourceBergen Corp.	7,800	809
Cardinal Health, Inc.	22,148	1,977
Total		2,786

Hotels, Restaurants & Leisure 4.23%
Darden Restaurants, Inc.	12,900	821
McDonald’s Corp.	28,374	3,352
Yum! Brands, Inc.	3,700	270
Total		4,443

Household Durables 0.12%
Leggett & Platt, Inc.	3,000	126

Household Products 4.16%
Colgate-Palmolive Co.	15,400	1,026
Kimberly-Clark Corp.	15,235	1,939
Procter & Gamble Co. (The)	17,700	1,406
Total		4,371

Industrial Conglomerates 4.18%
3M Co.	23,717	3,573
Roper Technologies, Inc.	4,300	816
Total		4,389

		Fair
		Value
Investments	Shares	(000)
Information Technology Services 3.69%
Accenture plc Class A (Ireland)(a)	9,700	$1,014
Automatic Data
Processing, Inc.	5,900	500
International Business
Machines Corp.	17,187	2,365
Total		3,879

Insurance 4.25%
ACE Ltd. (Switzerland)(a)	26,064	3,045
Aflac, Inc.	11,364	681
Hanover Insurance Group, Inc. (The)	4,100	333
Old Republic International Corp.	21,400	399
Total		4,458

Leisure Products 1.62%
Hasbro, Inc.	25,268	1,702

Machinery 3.05%
Cummins, Inc.	5,700	501
Graco, Inc.	4,300	310
Illinois Tool Works, Inc.	8,200	760
Nordson Corp.	4,500	289
Stanley Black & Decker, Inc.	12,600	1,345
Total		3,205

Multi-Line Retail 0.74%
Target Corp.	10,700	777

Multi-Utilities 2.01%
Consolidated Edison, Inc.	16,500	1,061
SCANA Corp.	17,298	1,046
Total		2,107

Oil, Gas & Consumable Fuels 5.73%
Chevron Corp.	40,349	3,630
EOG Resources, Inc.	7,250	513
Occidental Petroleum Corp.	20,273	1,371
ONEOK, Inc.	20,300	500
Total		6,014

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
Pharmaceuticals 2.55%
Johnson & Johnson	26,019	$2,673

Professional Services 0.86%
Robert Half International, Inc.	19,200	905

Road & Rail 0.36%
Ryder System, Inc.	6,700	381

Semiconductors & Semiconductor Equipment 2.15%
Analog Devices, Inc.	10,600	586
Microchip Technology, Inc.	35,966	1,674
Total		2,260

Specialty Retail 3.74%
Gap, Inc. (The)	6,100	151
Lowe’s Cos., Inc.	44,425	3,378
Ross Stores, Inc.	7,300	393
Total		3,922

Textiles, Apparel & Luxury Goods 1.60%
NIKE, Inc. Class B	26,900	1,681

Tobacco 2.95%
Altria Group, Inc.	9,027	525
Reynolds American, Inc.	55,700	2,571
Total		3,096
Total Common Stocks (cost $103,029,503)		103,922
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.59%

Repurchase Agreement
Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $635,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $635,794; proceeds: $623,273 (cost $623,271)	$623	$623
Total Investments in Securities 99.55% (cost $103,652,774)		104,545
Other Assets in Excess of Liabilities(b) 0.45%		471
Net Assets 100.00%		$105,016

(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net unrealized depreciation on futures contracts as follows:

Open Futures Contracts at December 31, 2015:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Depreciation
E-Mini S&P 500 Index	March 2016	7	Long	$712,390	$(4,289)

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$103,922	$–	$–	$103,922
Repurchase Agreement	–	623	–	623
Total	$103,922	$623	$–	$104,545

Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	(4)	–	–	(4)
Total	$(4)	$–	$–	$(4)

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $103,652,774)	$104,544,718
Deposits with brokers for futures collateral	32,200
Receivables:
Investment securities sold	798,812
Dividends	176,757
From advisor (See Note 3)	40,761
Capital shares sold	40,305
Prepaid expenses	650
Total assets	105,634,203
LIABILITIES:
Payables:
Investment securities purchased	395,057
Management fee	66,763
Capital shares reacquired	33,100
Directors’ fees	18,254
Variation margin	7,243
Fund administration	3,561
Accrued expenses	94,604
Total liabilities	618,582
NET ASSETS	$105,015,621
COMPOSITION OF NET ASSETS:
Paid-in capital	$104,770,758
Distributions in excess of net investment income	(16,864)
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(625,928)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	887,655
Net Assets	$105,015,621
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	7,720,431
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$13.60

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Dividends	$2,882,343
Interest	12
Total investment income	2,882,355
Expenses:
Management fee	828,318
Non 12b-1 service fees	275,820
Shareholder servicing	126,572
Professional	51,902
Fund administration	44,177
Reports to shareholders	38,527
Custody	24,588
Directors’ fees	4,029
Other	18,617
Gross expenses	1,412,550
Expense reductions (See Note 9)	(114)
Fees waived and expenses reimbursed (See Note 3)	(473,676)
Net expenses	938,760
Net investment income	1,943,595
Net realized and unrealized gain (loss):
Net realized gain on investments	6,347,441
Net realized gain on futures contracts and foreign currency related transactions	24,673
Net change in unrealized appreciation/depreciation on investments	(10,953,398)
Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies	(28,286)
Net realized and unrealized loss	(4,609,570)
Net Decrease in Net Assets Resulting From Operations	$(2,665,975)

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
DECREASE IN NET ASSETS	December 31, 2015	December 31, 2014
Operations:
Net investment income	$1,943,595	$1,979,350
Net realized gain on investments, futures contracts and foreign currency related transactions	6,372,114	15,878,785
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(10,981,684)	(4,826,818)
Net increase (decrease) in net assets resulting from operations	(2,665,975)	13,031,317
Distributions to shareholders from:
Net investment income	(1,956,907)	(1,968,083)
Net realized gain	(9,585,159)	(15,462,826)
Total distributions to shareholders	(11,542,066)	(17,430,909)
Capital share transactions (Net of share conversions) (See Note 13):
Proceeds from sales of shares	31,364,855	14,254,398
Reinvestment of distributions	11,542,066	17,430,909
Cost of shares reacquired	(41,983,707)	(37,578,189)
Net increase (decrease) in net assets resulting from capital share transactions	923,214	(5,892,882)
Net decrease in net assets	(13,284,827)	(10,292,474)
NET ASSETS:
Beginning of year	$118,300,448	$128,592,922
End of year	$105,015,621	$118,300,448
Distributions in excess of net investment income	$(16,864)	$(3,086)

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of year	income(a)	gain (loss)	tions	income	gain	butions
12/31/2015	$15.55	$0.27	$(0.60)	$(0.33)	$(0.27)	$(1.35)	$(1.62)
12/31/2014	16.27	0.27	1.60	1.87	(0.29)	(2.30)	(2.59)
12/31/2013	14.22	0.26	3.68	3.94	(0.28)	(1.61)	(1.89)
12/31/2012	13.03	0.34	1.29	1.63	(0.44)	–	(0.44)
12/31/2011	13.39	0.35	(0.33)	0.02	(0.38)	–	(0.38)

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses
Net		after			Net
asset		waivers		Net	assets,	Portfolio
value,	Total	and/or reim-	Total	investment	end of	turnover
end of	return(b)	bursements	expenses	income	year	rate
year	(%)	(%)	(%)	(%)	(000)	(%)
$13.60	(2.13)	0.85	1.28	1.76	$105,016	69.61
15.55	11.54	0.85	1.25	1.63	118,300	79.31
16.27	27.93	0.85	1.27	1.62	128,593	65.36
14.22	12.46	1.07	1.26	2.42	110,603	116.38
13.03	0.19	1.15	1.23	2.61	114,854	22.48

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Calibrated Dividend Growth Portfolio (the “Fund”).

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-

17

Notes to Financial Statements (continued)

upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

18

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2015, the effective management fee, net of waivers, was at an annualized rate of .32% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2015 and continuing through April 30, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .85%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	12/31/2015	12/31/2014
Distributions paid from:
Ordinary income	$5,299,556	$5,916,179
Net long-term capital gains	6,242,510	11,514,730
Total distributions paid	$11,542,066	$17,430,909

19

Notes to Financial Statements (continued)

As of December 31, 2015, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$1,389
Undistributed long-term capital gains	831,698
Total undistributed earnings	833,087
Temporary differences	(275,274)
Unrealized losses – net	(312,950)
Total accumulated gains – net	$244,863

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to post-October capital losses of $257,021 during fiscal year 2015.

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$104,857,668
Gross unrealized gain	5,930,395
Gross unrealized loss	(6,243,345)
Net unrealized security loss	$(312,950)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Loss
$(466)	$466

The permanent differences are attributable to the tax treatment of foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

Purchases	Sales
$75,855,404	$84,026,455

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2015.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett Funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended December 31, 2015, the Fund engaged in cross-trade purchases of $1,243,078 and sales of $1,076,523, which resulted in net realized gains of ($81,354).

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended December 31, 2015 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

20

Notes to Financial Statements (continued)

As of December 31, 2015, the Fund had futures contracts with unrealized depreciation of ($4,289), which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Amounts of $25,139 and ($29,112) are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and foreign currency related transactions and Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies, respectively. The average number of futures contracts throughout the period was 8.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$623,271	$ –	$623,271
Total	$623,271	$ –	$623,271

Net Amounts
	of Assets		Amounts Not Offset in the
	Presented in		Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$623,271	$ –	$ –	$(623,271)	$ –
Total	$623,271	$ –	$ –	$(623,271)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in

21

Notes to Financial Statements (continued)

the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. The value of the Fund’s investments in equity securities will fluctuate in response to general economic conditions and to the changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a rising market.

Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

The Fund’s exposure to foreign companies and markets presents increased market, liquidity, currency, political and other risks.

These factors can affect the Fund’s performance.

22

Notes to Financial Statements (concluded)

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Shares sold	2,104,100	847,562
Reinvestment of distributions	827,804	1,101,833
Shares reacquired	(2,817,767)	(2,245,672)
Increase (decrease)	114,137	(296,277)

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Calibrated Dividend Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calibrated Dividend Growth Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calibrated Dividend Growth Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2016

24

Supplemental Proxy Information (unaudited)

A special meeting of shareholders of Calibrated Dividend Growth Portfolio was held on November 5, 2015. The special meeting was held for shareholders of the Fund to vote on the following matters:

1.	To amend the Fund’s fundamental restrictions related to borrowing and lending to enable the Fund to participate in an interfund lending program; and

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund’s current fiscal year.

The results of the proxy solicitation on the preceding matter were as follows:

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(a) Amend the fundamental investment restriction with respect to Borrowing

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Calibrated Dividend Growth Portfolio	5,514,542	451,757	400,937	0

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(b) Amend the fundamental investment restriction with respect to Lending

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Calibrated Dividend Growth Portfolio	5,530,129	437,005	400,102	0

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Calibrated Dividend Growth Portfolio	5,863,202	255,155	248,879	–

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

26

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

27

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

28

Basic Information About Management (continued)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

29

Basic Information About Management (concluded)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

30

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year and ten-year periods and below the median of the performance peer group for three-year and five-year periods.

31

Approval of Advisory Contract (continued)

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of

32

Approval of Advisory Contract (concluded)

the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

33

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 55% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2015, $3,342,649 and $6,242,510, respectively, represent short-term capital gains and long-term capital gains.

34

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc.
	Calibrated Dividend Growth Portfolio	SFCS-PORT-3 (02/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Classic Stock Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund – Classic Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Classic Stock Portfolio for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned -0.90%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index1, which returned 0.92% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index2 rising 1.38% during the trailing 12-month period. Despite this index general move upward, there were a few periods of short-term volatility, most notably in January

2015, when the S&P 500 declined 3.0% in total return terms, and in August 2015, when the index dropped 6.0%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices. Finally, U.S. real gross domestic product (GDP), which was initially reported to have contracted by 0.2% in the first quarter of 2015, was later revised upwards to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%,

1

while the third estimate from the Bureau of Economic Analysis indicated that real GDP increased 2.0% in the third quarter of 2015.

The Fund underperformed its index for the period. Stock selection within the consumer discretionary and industrials sectors detracted from the Fund’s relative performance. Shares of Time Warner Inc., a media and entertainment company, fell as the market reacted poorly to media stocks due to concerns regarding the decline in pay-TV subscribers. Despite the sell-off, the Fund’s portfolio management team believes there are still growth opportunities in the firm’s HBO, Turner, and Warner Bros. segments. Shares of PVH Corp., an apparel company, detracted from performance, as sell-side analysts highlighted weakness in the U.S. retail market, particularly in apparel and accessories. Within the industrials sector, shares of Union Pacific Corporation, a railroad operating company, slid down along with the price of oil, which is a revenue driver. In addition, shares of United Technologies Corporation, a high technology products and services company, fell, as weaker growth in China led to weaker guidance.

Stock selection within the information technology and health care sectors contributed to relative performance during the period. Shares of Vantiv, Inc., a technology holding company, steadily increased due to impressive revenue/ transaction growth. Strength from the Independent Software Vendors (ISV) and eCommerce segments also helped performance. In addition, shares of Alphabet, Inc., a collection of technology companies, increased as strong second-quarter earnings illustrated that the long-term growth story is intact. Within the health care sector, shares of Envision Healthcare Holdings, Inc., a provider of physician-led, outsourced medical services, performed well in the first half of the year due to strong trends in its EmCare and AMR segments. Shares of Allergan PLC. (formerly Actavis PLC), a specialty pharmaceutical company, benefited in the second half of 2015 after the company issued a strong third quarter earnings report and after an announced acquisition of the company by Pfizer in November.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The Russell 1000 Index® measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2015

	1 Year	5 Years	10 years
Class VC	–0.90%	8.22%	6.21%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/15	12/31/15	7/1/15 - 12/31/15
Class VC
Actual	$1,000.00	$ 984.00	$4.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Consumer Discretionary	6.39%
Consumer Staples	10.01%
Energy	5.37%
Financials	22.31%
Health Care	12.66%
Industrials	10.94%
Information Technology	24.62%
Materials	1.23%
Telecommunication Services	1.38%
Utilities	4.07%
Repurchase Agreement	1.02%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2015

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.66%

Aerospace & Defense 4.51%
Honeywell International, Inc.	7,386	$765
TransDigm Group, Inc.*	3,291	752
Total		1,517

Banks 13.19%
Citizens Financial Group, Inc.	31,979	838
East West Bancorp, Inc.	15,156	630
First Republic Bank	11,285	745
JPMorgan Chase & Co.	22,116	1,460
Signature Bank*	4,974	763
Total		4,436

Beverages 2.93%
PepsiCo, Inc.	9,870	986

Biotechnology 1.43%
Celgene Corp.*	4,006	480

Capital Markets 3.53%
Affiliated Managers Group, Inc.*	4,027	643
Morgan Stanley	17,127	545
Total		1,188

Chemicals 1.24%
E.I. du Pont de Nemours & Co.	6,259	417

Commercial Services & Supplies 1.44%
ADT Corp. (The)	14,698	485

Communications Equipment 2.24%
Cisco Systems, Inc.	27,696	752

Diversified Telecommunication Services 1.39%
Verizon Communications, Inc.	10,094	466

Electric: Utilities 2.44%
NextEra Energy, Inc.	7,894	820

Energy Equipment & Services 1.21%
Schlumberger Ltd.	5,858	409
Investments	Shares	Fair Value (000)
Food & Staples Retailing 2.95%
CVS Health Corp.	10,142	$992

Food Products 3.05%
Mondelez International, Inc. Class A	22,876	1,026

Health Care Providers & Services 2.42%
UnitedHealth Group, Inc.	6,909	813

Hotels, Restaurants & Leisure 2.92%
McDonald’s Corp.	6,448	762
Yum! Brands, Inc.	3,038	222
Total		984

Household Products 1.15%
Colgate-Palmolive Co.	5,797	386

Industrial Conglomerates 3.32%
General Electric Co.	35,913	1,119

Information Technology Services 1.44%
Vantiv, Inc. Class A*	10,192	483

Insurance 4.67%
American International Group, Inc.	12,307	762
Hartford Financial Services Group, Inc. (The)	18,610	809
Total		1,571

Internet Software & Services 6.60%
Alphabet, Inc. Class A*	1,725	1,342
Alphabet, Inc. Class C*	1,159	880
Total		2,222

Machinery 1.74%
ITT Corp.	16,101	585

Media 1.92%
Time Warner, Inc.	9,981	645

Multi-Utilities 1.66%
PG&E Corp.	10,526	560

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

Investments	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 4.19%
EOG Resources, Inc.	7,368	$521
Exxon Mobil Corp.	9,172	715
Occidental Petroleum Corp.	2,555	173
Total		1,409

Pharmaceuticals 8.90%
Bristol-Myers Squibb Co.	2,176	150
Eli Lilly & Co.	6,225	524
Merck & Co., Inc.	20,204	1,067
Pfizer, Inc.	38,804	1,253
Total		2,994

Real Estate Investment Trusts 1.08%
Vornado Realty Trust	3,636	363

Semiconductors & Semiconductor Equipment 5.56%
Intel Corp.	39,567	1,363
Microchip Technology, Inc.	10,888	507
Total		1,870

Software 3.33%
Microsoft Corp.	20,219	1,122

Specialty Retail 1.59%
AutoZone, Inc.*	723	536

Technology Hardware, Storage & Peripherals 5.62%
Apple, Inc.	17,980	1,892
Total Common Stocks (cost $31,783,985)		33,528
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.02%

Repurchase Agreement
Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $355,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $355,444; proceeds: $343,722 (cost $343,721)	$344	$344
Total Investments in Securities 100.68% (cost $32,127,706)		33,872
Liabilities in Excess of Other Assets (0.68)%		(229)
Net Assets 100.00%		$33,643

*	Non-income producing security.

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$33,528	$–	$–	$33,528
Repurchase Agreement	–	344	–	344
Total	$33,528	$344	$–	$33,872

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $32,127,706)	$33,872,105
Receivables:
Interest and dividends	50,453
Investment securities sold	40,870
From advisor (See Note 3)	9,951
Capital shares sold	3,291
Prepaid expenses	282
Total assets	33,976,952
LIABILITIES:
Payables:
Capital shares reacquired	237,857
Management fee	23,406
Directors’ fees	5,480
Fund administration	1,337
Accrued expenses	66,206
Total liabilities	334,286
NET ASSETS	$33,642,666
COMPOSITION OF NET ASSETS:
Paid-in capital	$31,445,534
Distributions in excess of net investment income	(5,249)
Accumulated net realized gain on investments	457,982
Net unrealized appreciation on investments	1,744,399
Net Assets	$33,642,666
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	2,884,593
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.66

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Dividends	$696,017
Interest	4
Total investment income	696,021
Expenses:
Management fee	282,530
Non 12b-1 service fees	100,741
Shareholder servicing	50,792
Professional	44,515
Reports to shareholders	20,409
Fund administration	16,145
Custody	5,176
Directors’ fees	1,426
Other	8,741
Gross expenses	530,475
Expense reductions (See Note 8)	(42)
Fees waived and expenses reimbursed (See Note 3)	(146,999)
Net expenses	383,434
Net investment income	312,587
Net realized and unrealized gain (loss):
Net realized gain on investments	5,555,517
Net change in unrealized appreciation/depreciation on investments	(6,847,347)
Net realized and unrealized loss	(1,291,830)
Net Decrease in Net Assets Resulting From Operations	$(979,243)

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Operations:
Net investment income	$312,587	$295,368
Net realized gain on investments	5,555,517	5,576,625
Net change in unrealized appreciation/depreciation on investments	(6,847,347)	(2,386,255)
Net increase (decrease) in net assets resulting from operations	(979,243)	3,485,738
Distributions to shareholders from:
Net investment income	(305,595)	(298,168)
Net realized gain	(6,419,296)	(5,179,421)
Total distributions to shareholders	(6,724,891)	(5,477,589)
Capital share transactions (See Note 12):
Proceeds from sales of shares	25,924,123	9,366,146
Reinvestment of distributions	6,724,890	5,477,589
Cost of shares reacquired	(34,599,609)	(15,012,380)
Net decrease in net assets resulting from capital share transactions	(1,950,596)	(168,645)
Net decrease in net assets	(9,654,730)	(2,160,496)
NET ASSETS:
Beginning of year	$43,297,396	$45,457,892
End of year	$33,642,666	$43,297,396
Distributions in excess of net investment income	$(5,249)	$(4,981)

12	See Notes to Financial Statements.

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Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of year	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2015	$14.15	$0.11	$(0.23)	$(0.12)	$(0.11)	$(2.26)	$(2.37)
12/31/2014	14.77	0.10	1.25	1.35	(0.11)	(1.86)	(1.97)
12/31/2013	12.77	0.14	3.64	3.78	(0.15)	(1.63)	(1.78)
12/31/2012	11.21	0.14	1.55	1.69	(0.13)	–	(0.13)
12/31/2011	12.30	0.09	(1.09)	(1.00)	(0.09)	–	(0.09)

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of year	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of year (000)	Portfolio turnover rate (%)
$11.66	(0.90)	0.95	1.32	0.78	$33,643	100.46
14.15	9.14	0.95	1.30	0.68	43,297	49.77
14.77	29.85	0.95	1.31	0.95	45,458	42.01
12.77	15.09	0.95	1.32	1.13	39,909	23.58
11.21	(8.15)	0.95	1.30	0.74	32,856	27.01

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Classic Stock Portfolio (the “Fund”).

The Fund’s investment objective is growth of capital and growth of income consistent with reasonable risk. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

17

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended December 31, 2015, the effective management fee, net of waivers, was at an annualized rate of .34% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2015 and continuing through April 30, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary

18

Notes to Financial Statements (continued)

to limit total net annual operating expenses, to an annual rate of .95%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	12/31/2015	12/31/2014
Distributions paid from:
Ordinary income	$305,595	$296,057
Net long-term capital gains	6,419,296	5,181,532
Total distributions paid	$6,724,891	$5,477,589

As of December 31, 2015, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$231
Undistributed long-term capital gains	658,878
Total undistributed earnings	659,109
Temporary differences	(97,697)
Unrealized gains – net	1,635,720
Total accumulated gains – net	$2,197,132

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to post-October capital losses of $92,217 during fiscal year 2015.

19

Notes to Financial Statements (continued)

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$32,236,385
Gross unrealized gain	2,750,651
Gross unrealized loss	(1,114,931)
Net unrealized security gain	$1,635,720

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Gain
$(7,260)	$7,260

The permanent differences are attributable to the tax treatment of certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

Purchases	Sales
$39,246,095	$46,565,645

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2015.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$343,721	$ –	$343,721
Total	$343,721	$ –	$343,721

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$343,721	$ –	$ –	$(343,721)	$ –
Total	$343,721	$ –	$ –	$(343,721)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

21

Notes to Financial Statements (concluded)

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Shares sold	1,904,507	612,850
Reinvestment of distributions	558,469	379,433
Shares reacquired	(2,638,654)	(1,010,256)
Decrease	(175,678)	(17,973)

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Classic Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Classic Stock Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Classic Stock Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2016

23

Supplemental Proxy Information (unaudited)

A special meeting of shareholders of Classic Stock Portfolio was held on November 5, 2015. The special meeting was held for shareholders of the Fund to vote on the following matters:

1.	To amend the Fund’s fundamental restrictions related to borrowing and lending to enable the Fund to participate in an interfund lending program; and

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund’s current fiscal year.

The results of the proxy solicitation on the preceding matter were as follows:

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(a) Amend the fundamental investment restriction with respect to Borrowing

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Classic Stock Portfolio	2,665,699	141,640	229,573	0

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(b) Amend the fundamental investment restriction with respect to Lending

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Classic Stock Portfolio	2,663,602	143,736	229,574	0

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Classic Stock Portfolio	2,751,623	85,755	199,534	–

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

26

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

27

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

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Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

29

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, three-year, and ten-year periods and below the median of the performance peer group for the five-year period.

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Approval of Advisory Contract (continued)

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

31

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2015, $6,419,296 represents long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Classic Stock Portfolio	SFCLASS-PORT-3 (02/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund — Developing Growth Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Developing Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Developing Growth Portfolio for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned -8.21%, reflecting performance at the net asset value (NAV) of Class VC Shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index1, which returned -1.38% over the same period.

Domestic equity markets modestly advanced over the past year, with the S&P 500® Index2 rising 1.38% during the trailing 12-month period. Despite this general move upwards, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500® Index2 declined 3.0%, and in August 2015, when the index dropped 6.0%, its greatest monthly loss in three years.

One prevailing market theme for the year was the outperformance of large and mega-cap stocks relative to their smaller peers. During the period, large-cap stocks, as measured by the Russell 1000 Index3, returned 0.92%, while small-cap stocks, as measured by the Russell 2000 Index4, declined by 4.41%, and micro-cap stocks, as measured by the Russell Micro Cap Index5,

1

dropped by 5.16%. Another theme during the trailing 12-month period was the continued weakness in energy prices. Finally, U.S. real gross domestic product (GDP), which was initially reported to have contracted by 0.2% in the first quarter of 2015, was later revised upwards to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the third estimate from the Bureau of Economic Analysis indicated that real GDP increased 2.0% in the third quarter of 2015.

The leading detractor from the portfolio’s relative performance during the reporting period was security selection in the information technology sector. Within this sector, the portfolio’s holdings of Nimble Storage, Inc., a data storage platform provider, detracted most. Shares of Nimble Storage declined after the company reported third quarter earnings below previous guidance, and announced that it would not reach profitability in 2015 as it had previously expected. Another detractor within this sector over the past year was the portfolio’s position in Glu Mobile, Inc., a developer, publisher, and marketer of games for mobile devices. Shares of Glu Mobile fell after the company reduced its fiscal year 2015 guidance due the poor performance of some of its recently launched games.

Security selection in the health care sector also negatively impacted the portfolio’s relative performance during the reporting period. Within this sector, Amicus Therapeutics, Inc., a biopharmaceutical company, was the largest detractor. Shares of Amicus

Therapeutics fell after the company announced that the filing of one of their drugs with the FDA would be delayed. Another detractor within this sector was the portfolio’s position in Chimerix Inc., a biopharmaceutical company focused on oral antivirals. Shares of Chimerix declined late in the year after the company reported that a late stage clinical trial for one of its drugs failed to reach its primary endpoints.

Among the largest contributors to relative performance during the period were the portfolio’s underweight positions in the materials, industrials, and energy sectors. These were the three worst performing sectors in the Russell 2000 Growth Index in 2015, and the portfolio benefitted from maintaining an aggregate average exposure to these sectors that was roughly half that of the index during the period.

The largest individual stock contributor to relative performance was the portfolio’s position in Sketchers U.S.A, Inc., a designer and marketer of Sketchers branded footwear. Shares of Sketchers rose 35% in the month following its first quarter earnings report, in which the company beat consensus earnings estimates even despite some currency headwinds. Another large individual contributor was the portfolio’s position in Abiomed, Inc., a provider of temporary percutaneous mechanical circulatory support devices. Shares of Abiomed surged after the company reported second quarter 2015 earnings above consensus estimates, driven by strong year over year revenue growth in one of their medical devices.

2

1   The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

5   The Russell Microcap® Index measures performance of the micro-cap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small cap Russell 2000 Index plus the next smaller 1,000 securities.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Years	Life of Class
Class VC2	–8.21%	10.35%	13.34%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on May 1, 2010.

2   The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/15	12/31/15	7/1/15 - 12/31/15
Class VC
Actual	$1,000.00	$ 832.50	$4.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Consumer Discretionary	15.39%
Consumer Staples	4.20%
Energy	0.51%
Financials	8.19%
Health Care	24.86%
Industrials	6.33%
Information Technology	38.47%
Materials	0.20%
Repurchase Agreement	1.85%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.60%

Aerospace & Defense 0.53%
Hexcel Corp.	3,279	$152

Banks 3.46%
Bank of the Ozarks, Inc.	4,259	211
PrivateBancorp, Inc.	6,829	280
SVB Financial Group*	1,187	141
Western Alliance Bancorp*	10,197	366
Total		998

Biotechnology 8.26%
ACADIA Pharmaceuticals, Inc.*	4,098	146
Agios Pharmaceuticals, Inc.*	1,220	79
Anacor Pharmaceuticals, Inc.*	936	106
Blueprint Medicines Corp.*	3,561	94
Celldex Therapeutics, Inc.*	6,285	99
Foundation Medicine, Inc.*	2,555	54
Juno Therapeutics, Inc.*	2,783	122
Kite Pharma, Inc.*	1,028	63
Neurocrine Biosciences, Inc.*	4,136	234
Ophthotech Corp.*	2,578	202
Portola Pharmaceuticals, Inc.*	1,514	78
Prothena Corp. plc (Ireland)*(a)	1,079	73
Sage Therapeutics, Inc.*	5,599	326
Sarepta Therapeutics, Inc.*	4,074	157
Spark Therapeutics, Inc.*	3,829	174
TESARO, Inc.*	2,937	154
Ultragenyx Pharmaceutical, Inc.*	1,995	224
Total		2,385

Building Products 1.02%
Builders FirstSource, Inc.*	26,498	294

Capital Markets 1.93%
Evercore Partners, Inc. Class A	6,314	341
Financial Engines, Inc.	4,388	148
WisdomTree Investments, Inc.	4,278	67
Total		556
		Fair
		Value
Investments	Shares	(000)
Chemicals 0.20%
Flotek Industries, Inc.*	4,966	$57

Commercial Services & Supplies 0.64%
Healthcare Services Group, Inc.	5,331	186

Communications Equipment 1.97%
Arista Networks, Inc.*	3,583	279
Infinera Corp.*	12,616	228
Ruckus Wireless, Inc.*	5,753	62
Total		569

Distributors 1.02%
Pool Corp.	3,648	295

Diversified Consumer Services 2.47%
2U, Inc.*	14,741	412
Bright Horizons Family Solutions, Inc.*	3,454	231
New Oriental Education & Technology Group, Inc. ADR	2,250	71
Total		714

Diversified Financial Services 2.61%
CBOE Holdings, Inc.	4,583	298
MarketAxess Holdings, Inc.	4,096	457
Total		755

Electronic Equipment, Instruments & Components 1.81%
IPG Photonics Corp.*	2,436	217
Universal Display Corp.*	5,638	307
Total		524

Energy Equipment & Services 0.12%
U.S. Silica Holdings, Inc.	1,883	35

Food & Staples Retailing 1.46%
Casey’s General Stores, Inc.	2,306	278
Performance Food Group Co.*	6,271	145
Total		423

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
Food Products 2.76%
Blue Buffalo Pet Products, Inc.*	15,828	$296
Calavo Growers, Inc.	4,206	206
Snyder’s-Lance, Inc.	8,576	294
Total		796

Health Care Equipment & Supplies 6.96%
ABIOMED, Inc.*	3,029	273
Align Technology, Inc.*	5,554	366
Endologix, Inc.*	12,165	120
Glaukos Corp.*	7,328	181
LDR Holding Corp.*	6,137	154
Nevro Corp.*	4,814	325
Penumbra, Inc.*	4,007	216
ZELTIQ Aesthetics, Inc.*	13,115	374
Total		2,009

Health Care Providers & Services 1.08%
Diplomat Pharmacy, Inc.*	3,602	123
HealthEquity, Inc.*	7,518	189
Total		312

Health Care Technology 5.13%
athenahealth, Inc.*	2,431	391
Evolent Health, Inc. Class A*	9,005	109
Medidata Solutions, Inc.*	5,500	271
Press Ganey Holdings, Inc.*	9,846	311
Veeva Systems, Inc. Class A*	13,879	401
Total		1,483

Hotels, Restaurants & Leisure 2.80%
Buffalo Wild Wings, Inc.*	664	106
Habit Restaurants, Inc. (The) Class A*	6,053	140
Panera Bread Co. Class A*	1,527	297
Shake Shack, Inc. Class A*	1,889	75
Zoe’s Kitchen, Inc.*	6,873	192
Total		810
		Fair
		Value
Investments	Shares	(000)
Household Durables 0.25%
iRobot Corp.*	2,041	$72

Information Technology Services 3.45%
Blackhawk Network Holdings, Inc.*	7,131	315
EPAM Systems, Inc.*	5,442	428
Euronet Worldwide, Inc.*	2,983	216
Square, Inc. Class A*	2,739	36
Total		995

Internet & Catalog Retail 3.30%
Etsy, Inc.*	3,264	27
Liberty TripAdvisor Holdings, Inc. Class A*	13,354	405
Wayfair, Inc. Class A*	10,935	521
Total		953

Internet Software & Services 10.46%
Benefitfocus, Inc.*	11,009	401
Cimpress NV (Netherlands)*(a)	2,628	213
comScore, Inc.*	5,011	206
Criteo SA ADR*	7,487	297
Cvent, Inc.*	3,864	135
GoDaddy, Inc. Class A*	12,417	398
Gogo, Inc.*	23,454	418
LogMeIn, Inc.*	2,077	139
Match Group, Inc.*	20,897	283
New Relic, Inc.*	4,117	150
Shopify, Inc. Class A (Canada)*(a)	5,468	141
Textura Corp.*	1,036	22
WebMD Health Corp.*	2,071	100
Zillow Group, Inc. Class A*	4,573	119
Total		3,022

Leisure Products 0.86%
Brunswick Corp.	4,918	248

Life Sciences Tools & Services 0.87%
Pacific Biosciences of California, Inc.*	19,037	250

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
Machinery 1.71%
Nordson Corp.	1,142	$73
Proto Labs, Inc.*	3,878	247
RBC Bearings, Inc.*	2,690	174
Total		494

Media 3.30%
IMAX Corp. (Canada)*(a)	13,105	466
Rentrak Corp.*	2,881	137
Sinclair Broadcast Group, Inc. Class A	10,793	351
Total		954

Oil, Gas & Consumable Fuels 0.39%
GasLog Ltd. (Monaco)(a)	13,577	113

Pharmaceuticals 2.68%
Pacira Pharmaceuticals, Inc.*	4,065	312
Prestige Brands Holdings, Inc.*	7,114	366
Revance Therapeutics, Inc.*	2,808	96
Total		774

Professional Services 1.19%
On Assignment, Inc.*	4,818	216
TransUnion*	4,597	127
Total		343

Road & Rail 0.30%
Knight Transportation, Inc.	3,646	88

Semiconductors & Semiconductor Equipment 5.50%
Ambarella, Inc.*	3,263	182
Cavium, Inc.*	5,328	350
Cirrus Logic, Inc.*	6,392	189
Microsemi Corp.*	4,069	133
Monolithic Power Systems, Inc.	2,316	147
SunPower Corp.*	15,023	451
Synaptics, Inc.*	1,691	136
Total		1,588
		Fair
		Value
Investments	Shares	(000)
Software 15.45%
Atlassian Corp. plc Class A (United Kingdom)*(a)	5,584	$168
BroadSoft, Inc.*	7,682	272
Callidus Software, Inc.*	13,794	256
Fleetmatics Group plc (Ireland)*(a)	5,639	286
Guidewire Software, Inc.*	4,963	299
HubSpot, Inc.*	2,631	148
Manhattan Associates, Inc.*	3,468	229
Materialise NV ADR*	7,458	53
Paycom Software, Inc.*	8,874	334
Paylocity Holding Corp.*	10,133	411
Proofpoint, Inc.*	2,134	139
Rubicon Project, Inc. (The)*	9,690	159
Synchronoss Technologies, Inc.*	245	9
Tableau Software, Inc. Class A*	3,192	301
Tyler Technologies, Inc.*	2,159	376
Ultimate Software Group, Inc. (The)*	3,259	637
Zendesk, Inc.*	14,597	386
Total		4,463

Specialty Retail 1.45%
Monro Muffler Brake, Inc.	2,181	145
Restoration Hardware Holdings, Inc.*	3,451	274
Total		419

Thrifts & Mortgage Finance 0.24%
LendingTree, Inc.*	765	68

Trading Companies & Distributors 0.97%
Beacon Roofing Supply, Inc.*	5,403	223
United Rentals, Inc.*	805	58
Total		281
Total Common Stocks (cost $28,674,186)		28,478

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2015

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.86%

Repurchase Agreement

Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $550,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $550,688; proceeds: $537,395 (cost $537,393)	$537	$537
Total Investments in Securities 100.46% (cost $29,211,579)		29,015
Liabilities in Excess of Other Assets (0.46)%		(133)
Net Assets 100.00%		$28,882

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$28,478	$–	$–	$28,478
Repurchase Agreement	–	537	–	537
Total	$28,478	$537	$–	$29,015

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $29,211,579)	$29,014,882
Receivables:
Investment securities sold	181,495
Capital shares sold	33,194
Dividends	1,310
Prepaid expenses	169
Total assets	29,231,050
LIABILITIES:
Payables:
Investment securities purchased	256,801
Capital shares reacquired	24,037
Management fee	2,244
Directors’ fees	1,069
Fund administration	1,001
Accrued expenses	64,268
Total liabilities	349,420
NET ASSETS	$28,881,630
COMPOSITION OF NET ASSETS:
Paid-in capital	$31,413,325
Accumulated net investment loss	(1,069)
Accumulated net realized loss on investments	(2,333,929)
Net unrealized depreciation on investments	(196,697)
Net Assets	$28,881,630
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	1,296,554
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$22.28

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Dividends	$93,973
Interest	9
Total investment income	93,982
Expenses:
Management fee	205,367
Non 12b-1 service fees	68,541
Custody	44,917
Professional	40,624
Shareholder servicing	34,302
Reports to shareholders	16,219
Fund administration	10,953
Directors’ fees	926
Other	6,554
Gross expenses	428,403
Expense reductions (See Note 8)	(29)
Fees waived and expenses reimbursed (See Note 3)	(181,934)
Net expenses	246,440
Net investment loss	(152,458)
Net realized and unrealized loss:
Net realized loss on investments	(1,527,619)
Net change in unrealized appreciation/depreciation on investments	(1,631,984)
Net realized and unrealized loss	(3,159,603)
Net Decrease in Net Assets Resulting From Operations	$(3,312,061)

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Operations:
Net investment loss	$(152,458)	$(89,732)
Net realized loss on investments	(1,527,619)	(386,784)
Net change in unrealized appreciation/depreciation on investments	(1,631,984)	1,024,768
Net increase (decrease) in net assets resulting from operations	(3,312,061)	548,252
Distributions to shareholders from:
Net realized gain	(235,366)	(99,000)
Capital share transactions (See Note 12):
Proceeds from sales of shares	22,904,779	19,404,903
Reinvestment of distributions	235,366	99,000
Cost of shares reacquired	(8,205,194)	(6,753,055)
Net increase in net assets resulting from capital share transactions	14,934,951	12,750,848
Net increase in net assets	11,387,524	13,200,100
NET ASSETS:
Beginning of year	$17,494,106	$4,294,006
End of year	$28,881,630	$17,494,106
Accumulated net investment loss	$(1,069)	$(458)

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:

	Net asset		Net			Net asset
	value,	Net	realized and	Total from	Net	value,
	beginning of	investment	unrealized	investment	realized	end of
	year	loss(a)	gain (loss)	operations	gain	year
12/31/2015	$24.46	$(0.14)	$(1.86)	$(2.00)	$(0.18)	$22.28
12/31/2014	23.74	(0.16)	1.03	0.87	(0.15)	24.46
12/31/2013	16.43	(0.16)	9.44	9.28	(1.97)	23.74
12/31/2012	15.68	(0.08)	1.98	1.90	(1.15)	16.43
12/31/2011	18.04	(0.14)	(0.25)	(0.39)	(1.97)	15.68

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

	Total
	expenses after
	waivers and/or		Net	Net assets,	Portfolio
Total	reimburse-	Total	investment	end of	turnover
return(b)	ments	expenses	loss	year	rate
(%)	(%)	(%)	(%)	(000)	(%)
(8.21)	0.90	1.56	(0.56)	$28,882	196.74
3.71	0.90	2.02	(0.68)	17,494	235.07
56.68	0.90	6.47	(0.72)	4,294	245.36
12.11	0.90	26.16	(0.48)	327	176.45
(2.14)	0.90	29.97	(0.76)	235	173.40

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

17

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended December 31, 2015, the effective management fee, net of waivers, was at an annualized rate of .09% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2015 and continuing through April 30, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 0.90%. This agreement may be terminated only upon the approval of the Board.

18

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended 12/31/2015	Year Ended 12/31/2014
Distributions paid from:
Ordinary income	$187,754	$97,449
Net long-term capital gains	47,612	1,551
Total distributions paid	$235,366	$99,000

As of December 31, 2015, the components of accumulated losses on a tax-basis were as follows:

Temporary differences	$(1,664,716)
Unrealized losses – net	(866,979)
Total accumulated losses – net	$(2,531,695)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $1,663,647 during fiscal year 2015.

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$29,881,861
Gross unrealized gain	1,462,631
Gross unrealized loss	(2,329,610)
Net unrealized security loss	$(866,979)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

19

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated	Accumulated
Net Investment	Net Realized	Paid-in
Loss	Loss	Capital
$151,847	$(151,544)	$(303)

The permanent differences are attributable to the tax treatment of net investment losses and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

Purchases	Sales
$65,878,289	$51,099,491

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2015.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett Funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended December 31, 2015, the Fund engaged in cross-trade purchases of $64,194 and sales of $33,771, which resulted in net realized losses of ($13,907).

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$537,393	$—	$537,393
Total	$537,393	$—	$537,393

20

Notes to Financial Statements (continued)

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$537,393	$—	$—	$(537,393)	$—
Total	$537,393	$—	$—	$(537,393)	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

21

Notes to Financial Statements (concluded)

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Shares sold	905,924	823,181
Reinvestment of distributions	10,541	4,414
Shares reacquired	(335,235)	(293,182)
Increase	581,230	534,413

22

Report Of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Developing Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Developing Growth Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Developing Growth Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2016

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

25

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-year period and above the median of the performance peer group for the three-year and five-year periods.

29

Approval of Advisory Contract (continued)

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was well below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the

30

Approval of Advisory Contract (concluded)

Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 46% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

In addition, of the distributions paid to shareholders during the fiscal year ended December 31, 2015, $187,754 and $47,612, respectively, represent short-term and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Developing Growth Portfolio	SFDG-PORT-3 (02/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund—Fundamental Equity Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund – Fundamental Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Fundamental Equity Portfolio for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned -3.44%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index1, which returned -3.83% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index2 rising 1.38% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500 declined 3.0% in total return terms, and in August 2015, when the index dropped 6.0%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices. Finally, U.S. real gross domestic product (GDP), which was initially reported to have contracted by 0.2% in the first quarter of 2015, was later revised upwards to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the third estimate

1

from the Bureau of Economic Analysis indicated that real GDP increased 2.0% in the third quarter of 2015.

The Fund outperformed its benchmark during the period. Stock selection within the information technology and consumer staples sectors contributed to relative performance during the period. Shares of Vantiv, Inc., a technology holding company, steadily increased due to impressive revenue/transaction growth, despite difficult comparisons. Performance from the ISV and eCommerce segments drove performance. Shares of Activision, Inc., a video game developer and publisher, climbed, likely due to increased user growth, revenue monetization, and a strong product offering, all of which aided margin expansion. Within the consumer staples sector, shares of Mondelez International, Inc., a snack food and beverage company, increased in value as shareholders seem to recognize the company’s efforts to reduce overhead, expand margin, and grow its near and long-term revenue opportunities in emerging markets. Shares of PepsiCo, a global food and beverage company, increased despite a challenging global macro environment. Stock performance was likely driven by strong operating profit and company guidance for growth.

Stock selection detracted from performance within the consumer discretionary and energy sectors. Shares of Time Warner Inc., a media and entertainment company, fell as the market reacted poorly to media stocks surrounding concerns about the decline in pay-TV subscribers. Despite the sell-off, growth opportunities remain in the HBO, Turner, and Warner Bros. segments. Shares of PVH Corp., an apparel company, detracted from performance, as sell-side analysts highlighted weakness in the U.S. retail market, particularly in apparel and accessories. Within the energy sector, shares of Marathon Oil Corp., an oil and natural gas exploration and production company, declined this year, as the market appeared to believe that the company’s cash flow outlook and return on equity likely would be negatively affected by the price of oil remaining low. In addition, shares of Devon Energy Corp., a natural gas and oil producer, also fell due to weak commodity prices, which resulted in declining earnings.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1   The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class VC	–3.44%	8.21%	6.86%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/15 -
	7/1/15	12/31/15	12/31/15
Class VC
Actual	$1,000.00	$959.90	$5.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Consumer Discretionary	7.56%
Consumer Staples	8.27%
Energy	9.61%
Financials	26.18%
Health Care	11.00%
Industrials	13.07%
Information Technology	13.18%
Materials	2.35%
Telecommunication Services	2.03%
Utilities	4.68%
Repurchase Agreement	2.07%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2015

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.98%

Aerospace & Defense 3.58%
General Dynamics Corp.	40,900	$5,618
TransDigm Group, Inc.*	16,300	3,724
Total		9,342

Banks 13.21%
Citizens Financial Group, Inc.	272,033	7,124
East West Bancorp, Inc.	145,851	6,062
First Republic Bank	64,054	4,231
JPMorgan Chase & Co.	189,721	12,527
Signature Bank*	29,528	4,529
Total		34,473

Beverages 2.99%
PepsiCo, Inc.	78,000	7,794

Building Products 1.03%
USG Corp.*	111,000	2,696

Capital Markets 3.59%
Affiliated Managers Group, Inc.*	29,200	4,665
Greenhill & Co., Inc.	51,036	1,460
TD Ameritrade Holding Corp.	93,193	3,235
Total		9,360

Chemicals 2.35%
Dow Chemical Co. (The)	15,650	806
E.I. du Pont de Nemours & Co.	80,155	5,338
Total		6,144

Commercial Services & Supplies 1.55%
ADT Corp. (The)	122,900	4,053

Communications Equipment 2.56%
Cisco Systems, Inc.	246,100	6,683

Consumer Finance 0.72%
Capital One Financial Corp.	26,147	1,887
Investments	Shares	Fair Value (000)
Diversified Telecommunication Services 2.03%
AT&T, Inc.	153,969	$5,298

Electric: Utilities 3.78%
Duke Energy Corp.	21,095	1,506
NextEra Energy, Inc.	80,402	8,353
Total		9,859

Energy Equipment & Services 1.70%
Halliburton Co.	92,308	3,142
Schlumberger Ltd.	18,600	1,298
Total		4,440

Food & Staples Retailing 1.30%
Kroger Co. (The)	81,042	3,390

Food Products 2.48%
Mondelez International, Inc. Class A	144,213	6,467

Health Care Equipment & Supplies 1.28%
St. Jude Medical, Inc.	54,100	3,342

Health Care Providers & Services 1.73%
UnitedHealth Group, Inc.	38,307	4,506

Hotels, Restaurants & Leisure 3.85%
Carnival Corp.	37,033	2,018
McDonald’s Corp.	49,900	5,895
Yum! Brands, Inc.	29,411	2,148
Total		10,061

Household Products 1.52%
Colgate-Palmolive Co.	59,400	3,957

Industrial Conglomerates 5.25%
General Electric Co.	440,200	13,712

Information Technology Services 0.68%
Vantiv, Inc. Class A*	37,181	1,763

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

Investments	Shares	Fair Value (000)
Insurance 5.91%
ACE Ltd. (Switzerland)(a)	44,900	$5,247
American International Group, Inc.	98,698	6,116
Hartford Financial Services Group, Inc. (The)	93,612	4,068
Total		15,431

Internet Software & Services 1.01%
Alphabet, Inc. Class A*	3,400	2,645

Machinery 1.65%
ITT Corp.	118,954	4,320

Media 2.06%
Time Warner, Inc.	83,159	5,378

Multi-Line Retail 1.65%
Target Corp.	59,200	4,299

Multi-Utilities 0.90%
Sempra Energy	25,046	2,355

Oil, Gas & Consumable Fuels 7.91%
Devon Energy Corp.	53,300	1,705
EOG Resources, Inc.	58,597	4,148
Exxon Mobil Corp.	154,327	12,030
Marathon Oil Corp.	115,700	1,457
Occidental Petroleum Corp.	19,400	1,312
Total		20,652

Pharmaceuticals 8.00%
Merck & Co., Inc.	166,400	8,789
Pfizer, Inc.	374,300	12,083
Total		20,872

Real Estate Investment Trusts 2.77%
Simon Property Group, Inc.	13,900	2,703
Vornado Realty Trust	45,200	4,518
Total		7,221
Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 5.08%
Intel Corp.	272,822	$9,399
Microchip Technology, Inc.	83,200	3,872
Total		13,271

Software 3.37%
Microsoft Corp.	158,664	8,803

Technology Hardware, Storage & Peripherals 0.49%
Apple, Inc.	12,058	1,269
Total Common Stocks (cost $257,849,567)		255,743

	Principal Amount (000)
SHORT-TERM INVESTMENT 2.07%

Repurchase Agreement
Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $5,505,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $5,511,881; proceeds: $5,401,329 (cost $5,401,311)	$5,401	5,401
Total Investments in Securities 100.05% (cost $263,250,878)		261,144
Liabilities in Excess of Other Assets (0.05)%		(138)
Net Assets 100.00%		$261,006

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$255,743	$–	$ –	$255,743
Repurchase Agreement	–	5,401	–	5,401
Total	$255,743	$5,401	$ –	$261,144

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $263,250,878)	$261,143,720
Receivables:
Interest and dividends	403,433
Capital shares sold	35,325
From advisor (See Note 3)	14,059
Prepaid expenses	2,258
Total assets	261,598,795
LIABILITIES:
Payables:
Management fee	170,300
Capital shares reacquired	106,151
Directors’ fees	44,359
Fund administration	9,083
Accrued expenses	262,530
Total liabilities	592,423
NET ASSETS	$261,006,372
COMPOSITION OF NET ASSETS:
Paid-in capital	$265,261,487
Distributions in excess of net investment income	(44,359)
Accumulated net realized loss on investments	(2,103,598)
Net unrealized depreciation on investments	(2,107,158)
Net Assets	$261,006,372
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	16,035,666
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.28

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Dividends	$7,233,966
Interest and other	66
Total investment income	7,234,032
Expenses:
Management fee	2,652,057
Non 12b-1 service fees	881,951
Shareholder servicing	392,548
Fund administration	141,443
Reports to shareholders	60,008
Professional	46,450
Custody	16,209
Directors’ fees	13,133
Other	59,108
Gross expenses	4,262,907
Expense reductions (See Note 8)	(358)
Fees waived and expenses reimbursed (See Note 3)	(196,062)
Net expenses	4,066,487
Net investment income	3,167,545
Net realized and unrealized gain (loss):
Net realized gain on investments	15,821,072
Net change in unrealized appreciation/depreciation on investments	(35,286,125)
Net realized and unrealized loss	(19,465,053)
Net Decrease in Net Assets Resulting From Operations	$(16,297,508)

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Operations:
Net investment income	$3,167,545	$1,940,865
Net realized gain on investments	15,821,072	75,715,467
Net change in unrealized appreciation/depreciation on investments	(35,286,125)	(49,950,574)
Net increase (decrease) in net assets resulting from operations	(16,297,508)	27,705,758
Distributions to shareholders from:
Net investment income	(3,161,652)	(1,966,094)
Net realized gain	(24,501,799)	(77,502,636)
Total distributions to shareholders	(27,663,451)	(79,468,730)
Capital share transactions (See Note 12):
Proceeds from sales of shares	193,716,593	89,811,239
Reinvestment of distributions	27,663,450	79,468,730
Cost of shares reacquired	(359,272,647)	(139,865,361)
Net increase (decrease) in net assets resulting from capital share transactions	(137,892,604)	29,414,608
Net decrease in net assets	(181,853,563)	(22,348,364)
NET ASSETS:
Beginning of year	$442,859,935	$465,208,299
End of year	$261,006,372	$442,859,935
Distributions in excess of net investment income	$(44,359)	$(38,941)

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of year	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2015	$18.61	$0.16	$(0.79)	$(0.63)	$(0.21)	$(1.49)	$(1.70)
12/31/2014	21.03	0.09	1.43	1.52	(0.10)	(3.84)	(3.94)
12/31/2013	17.61	0.05	6.18	6.23	(0.05)	(2.76)	(2.81)
12/31/2012	16.26	0.10	1.63	1.73	(0.10)	(0.28)	(0.38)
12/31/2011	17.66	0.04	(0.84)	(0.80)	(0.03)	(0.57)	(0.60)

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of year	Total return(b) (%)	Total Expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of Year (000)	Portfolio turnover rate (%)
$16.28	(3.44)	1.15	1.21	0.90	$261,006	135.25
18.61	7.14	1.15	1.19	0.43	442,860	131.55
21.03	35.76	1.15	1.18	0.26	465,208	86.75
17.61	10.58	1.15	1.19	0.60	314,022	78.16
16.26	(4.49)	1.15	1.20	0.25	246,471	55.92

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

17

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2015, the effective management fee, net of waivers, was at an annualized rate of .70% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2015 and continuing through April 30, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Board.

18

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended 12/31/2015	Year Ended 12/31/2014
Distributions paid from:
Ordinary income	$5,438,690	$19,387,907
Net long-term capital gains	22,224,761	60,080,823
Total distributions paid	$27,663,451	$79,468,730

As of December 31, 2015, the components of accumulated losses on a tax-basis were as follows:

Undistributed long-term capital gains	$1,517,940
Total undistributed earnings	1,517,940
Temporary differences	(122,148)
Unrealized losses – net	(5,650,907)
Total accumulated losses – net	$(4,255,115)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to post-October capital losses of $77,789 during fiscal year 2015.

19

Notes to Financial Statements (continued)

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$266,794,627
Gross unrealized gain	10,775,826
Gross unrealized loss	(16,426,733)
Net unrealized security loss	$(5,650,907)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(11,311)	$11,311

The permanent differences are primarily attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

Purchases	Sales
$464,206,342	$626,832,180

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2015.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett Funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended December 31, 2015, the Fund engaged in cross-trade purchases of $868,802.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$5,401,311	$ –	$5,401,311
Total	$5,401,311	$ –	$5,401,311

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$5,401,311	$–	$–	$(5,401,311)	$–
Total	$5,401,311	$–	$–	$(5,401,311)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

21

Notes to Financial Statements (concluded)

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Shares sold	10,986,185	4,188,084
Reinvestment of distributions	1,644,621	4,181,209
Shares reacquired	(20,394,034)	(6,694,490)
Increase (decrease)	(7,763,228)	1,674,803

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Fundamental Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fundamental Equity Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2016

23

Supplemental Proxy Information (unaudited)

A special meeting of shareholders of Fundamental Equity Portfolio was held on November 5, 2015. The special meeting was held for shareholders of the Fund to vote on the following matters:

1.	To amend the Fund’s fundamental restrictions related to borrowing and lending to enable the Fund to participate in an interfund lending program; and

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund’s current fiscal year.

The results of the proxy solicitation on the preceding matter were as follows:

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(a)	Amend the fundamental investment restriction with respect to Borrowing
	Votes For	Votes Against	Abstain	Broker Non-Votes
Fundamental Equity Portfolio	18,139,419	858,577	1,390,765	0

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

	(b)	Amend the fundamental investment restriction with respect to Lending

	Votes For	Votes Against	Abstain	Broker Non-Votes
Fundamental Equity Portfolio	18,128,312	864,006	1,396,443	0

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year

	Votes For	Votes Against	Abstain	Broker Non-Votes
Fundamental Equity Portfolio	18,735,450	389,533	1,263,778	–

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of ]Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

26

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.
Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.
Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.
Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.
Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.
Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.
Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.
Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

27

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.
A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.
John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.
Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.
Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.
David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.
Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.
Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

29

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-year and five-year periods and above the median of the performance peer group for the three-year and ten-year periods.

30

Approval of Advisory Contract (continued)

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of

31

Approval of Advisory Contract (concluded)

the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 70% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2015, $2,282,764 and $22,224,761, respectively, represent short-term capital gains and long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by		SFFE-PORT-3
LORD ABBETT DISTRIBUTOR LLC.	Fundamental Equity Portfolio	(02/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund—Growth and Income Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Growth and Income Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Growth and Income Portfolio for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned -2.86%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index1, which returned -3.83% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index2 rising 1.38% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in

January 2015, when the S&P 500 declined 3.0% in total return terms, and in August 2015, when the index dropped 6.0%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices. Finally, U.S. real gross domestic product (GDP), which was initially reported to have contracted by 0.2% in the first quarter of 2015, was later revised upwards to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the third estimate from the Bureau of

1

Economic Analysis indicated that real GDP increased 2.0% in the third quarter of 2015.

The Fund outperformed its benchmark index for the period. Stock selection within the information technology and consumer staples sectors contributed to relative performance during the period. Shares of Vantiv, Inc., a technology holding company, increased steadily, likely due to impressive revenue/transaction growth, despite difficult comparisons. Performance from the ISV and eCommerce segments seems to have driven performance. Shares of Activision, Inc., a video-game developer and publisher, climbed, likely due to increased user growth, revenue monetization, and a strong product offering, all of which aided margin expansion. Within the consumer staples sector, shares of Mondelez International, Inc., a snack food and beverage company, increased in value as shareholders appeared to recognize the company’s efforts to expand margins and grow its near- and long-term revenue in emerging markets. Shares of PepsiCo, a global food and beverage company, increased despite a challenging global macro environment. Stock performance was likely driven by strong operating profit and company guidance for growth.

Stock selection detracted from performance within the consumer discretionary and energy sectors. Shares of Time Warner Inc., a media and entertainment company, fell as the market reacted poorly to media stocks surrounding concerns on the decline in pay-TV subscribers. Despite the sell-off, growth opportunities remain in the HBO, Turner, and Warner Bros. segments. Shares of PVH Corp., an apparel company, detracted from performance, as sell-side analysts highlighted weakness in the U.S. retail market, particularly in apparel and accessories. Within the energy sector, shares of Marathon Oil Corp., an oil and natural gas exploration and production company, declined this year, as the market appeared to believe that the company’s cash-flow outlook and return on equity would be negatively affected by oil prices remaining low. In addition, shares of Devon Energy Corp., a natural gas and oil producer, also fell due to weak commodity prices, which resulted in declining earnings.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1   The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Class VC	–2.86%	8.39%	4.88%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/15	12/31/15	7/1/15 - 12/31/15
Class VC
Actual	$1,000.00	$ 964.90	$4.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Consumer Discretionary	6.50%
Consumer Staples	6.46%
Energy	10.43%
Financials	27.76%
Health Care	10.27%
Industrials	12.59%
Information Technology	13.13%
Materials	3.56%
Telecommunication Services	3.31%
Utilities	5.13%
Repurchase Agreement	0.86%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
6

Schedule of Investments

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.62%

Aerospace & Defense 3.33%
General Dynamics Corp.	102,992	$14,147
TransDigm Group, Inc.*	43,500	9,938
Total		24,085

Banks 12.86%
Citizens Financial Group, Inc.	731,992	19,171
East West Bancorp, Inc.	427,241	17,756
First Republic Bank	165,413	10,927
JPMorgan Chase & Co.	486,319	32,112
Signature Bank*	86,044	13,196
Total		93,162

Beverages 3.11%
PepsiCo, Inc.	225,600	22,542

Building Products 0.97%
USG Corp.*	290,520	7,057

Capital Markets 3.87%
Affiliated Managers Group, Inc.*	75,000	11,982
Goldman Sachs Group, Inc. (The)	30,631	5,520
Greenhill & Co., Inc.	164,970	4,720
TD Ameritrade Holding Corp.	168,016	5,832
Total		28,054

Chemicals 3.58%
Dow Chemical Co. (The)	215,431	11,090
E.I. du Pont de Nemours & Co.	222,337	14,808
Total		25,898

Commercial Services & Supplies 1.75%
ADT Corp. (The)	385,187	12,703

Communications Equipment 2.02%
Cisco Systems, Inc.	538,220	14,615
		Fair
		Value
Investments	Shares	(000)
Consumer Finance 0.97%
Capital One Financial Corp.	97,124	$7,010

Diversified Telecommunication Services 3.32%
AT&T, Inc.	585,648	20,152
Verizon Communications, Inc.	84,900	3,924
Total		24,076

Electric: Utilities 3.67%
Duke Energy Corp.	127,599	9,109
NextEra Energy, Inc.	168,071	17,461
Total		26,570

Energy Equipment & Services 2.45%
Halliburton Co.	280,755	9,557
Schlumberger Ltd.	117,000	8,161
Total		17,718

Food Products 2.51%
Mondelez International, Inc. Class A	405,841	18,198

Health Care Equipment & Supplies 1.46%
St. Jude Medical, Inc.	170,969	10,561

Health Care Providers & Services 1.09%
UnitedHealth Group, Inc.	67,359	7,924

Hotels, Restaurants & Leisure 3.29%
McDonald’s Corp.	136,900	16,173
Yum! Brands, Inc.	104,633	7,644
Total		23,817

Household Products 0.87%
Colgate-Palmolive Co.	94,400	6,289

Industrial Conglomerates 5.02%
General Electric Co.	1,166,233	36,328

Information Technology Services 0.78%
Vantiv, Inc. Class A*	119,448	5,664

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
Insurance 7.03%
ACE Ltd. (Switzerland)(a)	98,856	$11,551
American International Group, Inc.	374,051	23,180
Hartford Financial Services Group, Inc. (The)	372,797	16,202
Total		50,933

Internet Software & Services 1.66%
Alphabet, Inc. Class A*	15,500	12,059

Machinery 1.58%
ITT Corp.	315,161	11,447

Media 1.75%
Time Warner, Inc.	195,556	12,647

Multi-Line Retail 1.50%
Target Corp.	149,699	10,870

Multi-Utilities 1.49%
Sempra Energy	114,784	10,791

Oil, Gas & Consumable Fuels 8.04%
Chevron Corp.	41,400	3,724
Devon Energy Corp.	152,300	4,874
EOG Resources, Inc.	170,068	12,039
Exxon Mobil Corp.	346,800	27,033
Marathon Oil Corp.	250,800	3,158
Occidental Petroleum Corp.	109,200	7,383
Total		58,211

Pharmaceuticals 7.76%
Merck & Co., Inc.	443,339	23,417
Pfizer, Inc.	1,016,200	32,803
Total		56,220

Real Estate Investment Trusts 3.16%
Simon Property Group, Inc.	60,000	11,666
Vornado Realty Trust	112,400	11,236
Total		22,902
		Fair
		Value
Investments	Shares	(000)
Semiconductors & Semiconductor Equipment 5.08%
Intel Corp.	756,114	$26,048
Microchip Technology, Inc.	230,873	10,745
Total		36,793

Software 2.73%
Microsoft Corp.	356,243	19,764

Technology Hardware, Storage & Peripherals 0.92%
Apple, Inc.	63,217	6,654
Total Common Stocks (cost $721,412,126)		721,562

	Principal
	Amount
	(000)
SHORT-TERM INVESTMENT 0.87%

Repurchase Agreement
Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $6,385,000 U.S. Treasury Note at 1.625% due 7/31/2020; value: $6,392,981; proceeds: $6,264,555 (cost $6,264,534)	$6,265	6,265
Total Investments in Securities 100.49% (cost $727,676,660)		727,827
Liabilities in Excess of Other Assets (0.49)%		(3,529)
Net Assets 100.00%		$724,298

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$721,562	$–	$–	$721,562
Repurchase Agreement	–	6,265	–	6,265
Total	$721,562	$6,265	$–	$727,827

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $727,676,660)	$727,826,826
Receivables:
Interest and dividends	1,213,601
Capital shares sold	4,244
Prepaid expenses	5,510
Total assets	729,050,181
LIABILITIES:
Payables:
Capital shares reacquired	3,445,172
Management fee	313,086
Directors’ fees	211,877
Fund administration	25,047
Accrued expenses	757,200
Total liabilities	4,752,382
NET ASSETS	$724,297,799
COMPOSITION OF NET ASSETS:
Paid-in capital	$726,671,551
Distributions in excess of net investment income	(211,877)
Accumulated net realized loss on investments	(2,312,041)
Net unrealized appreciation on investments	150,166
Net Assets	$724,297,799
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	22,485,836
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$32.21

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Dividends	$16,832,971
Interest	132
Total investment income	16,833,103
Expenses:
Management fee	4,029,915
Non 12b-1 service fees	2,012,484
Shareholder servicing	873,177
Fund administration	322,393
Reports to shareholders	132,553
Professional	58,480
Directors’ fees	29,745
Custody	16,531
Other	117,451
Gross expenses	7,592,729
Expense reductions (See Note 8)	(831)
Net expenses	7,591,898
Net investment income	9,241,205
Net realized and unrealized gain (loss):
Net realized gain on investments	42,515,767
Net change in unrealized appreciation/depreciation on investments	(73,693,173)
Net realized and unrealized loss	(31,177,406)
Net Decrease in Net Assets Resulting From Operations	$(21,936,201)

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
DECREASE IN NET ASSETS	December 31, 2015	December 31, 2014
Operations:
Net investment income	$9,241,205	$6,109,300
Net realized gain on investments	42,515,767	169,288,882
Net change in unrealized appreciation/depreciation on investments	(73,693,173)	(108,306,791)
Net increase (decrease) in net assets resulting from operations	(21,936,201)	67,091,391
Distributions to shareholders from:
Net investment income	(9,227,497)	(6,132,100)
Net realized gain	(39,500,983)	–
Total distributions to shareholders	(48,728,480)	–
Capital share transactions (See Note 12):
Proceeds from sales of shares	26,361,103	16,161,766
Reinvestment of distributions	48,728,480	6,132,100
Cost of shares reacquired	(162,506,468)	(212,659,627)
Net decrease in net assets resulting from capital share transactions	(87,416,885)	(190,365,761)
Net decrease in net assets	(158,081,566)	(129,406,470)
NET ASSETS:
Beginning of year	$882,379,365	$1,011,785,835
End of year	$724,297,799	$882,379,365
Distributions in excess of net investment income	$(211,877)	$(211,308)

12	See Notes to Financial Statements.

This page is intentionally left blank.

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions
12/31/2015	$35.54	$0.40	$(1.43)	$(1.03)	$(0.44)	$(1.86)	$(2.30)
12/31/2014	33.24	0.22	2.33	2.55	(0.25)	–	(0.25)
12/31/2013	24.59	0.16	8.66	8.82	(0.17)	–	(0.17)
12/31/2012	22.15	0.22	2.46	2.68	(0.24)	–	(0.24)
12/31/2011	23.77	0.16	(1.61)	(1.45)	(0.17)	–	(0.17)

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:
Net asset value, end of year	Total return(b) (%)	Total expenses (%)	Net investment income (%)	Net assets, end of year (000)	Portfolio turnover rate (%)
$32.21	(2.86)	0.94	1.15	$ 724,298	105.13
35.54	7.65	0.93	0.65	882,379	121.75
33.24	35.90	0.92	0.54	1,011,786	87.90
24.59	12.09	0.91	0.94	964,703	72.59
22.15	(6.08)	0.92	0.70	993,595	70.69

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund’s Variable Contract class shares (“Class VC Shares”), are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

17

Notes to Financial Statements (continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2015, the effective management fee paid to Lord Abbett was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The

18

Notes to Financial Statements (continued)

Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	12/31/2015	12/31/2014
Distributions paid from:
Ordinary income	$9,226,920	$6,132,100
Net long-term capital gains	39,501,560	–
Total distributions paid	$48,728,480	$6,132,100

As of December 31, 2015, the components of accumulated losses on a tax-basis were as follows:

Undistributed long-term capital gains	$2,143,944
Total undistributed earnings	2,143,944
Temporary differences	(211,877)
Unrealized losses – net	(4,305,819)
Total accumulated losses – net	$(2,373,752)

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$732,132,645
Gross unrealized gain	38,928,935
Gross unrealized loss	(43,234,754)
Net unrealized security loss	$(4,305,819)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

19

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Loss
$(14,277)	$14,277

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

Purchases	Sales
$830,831,248	$958,954,077

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2015.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett Funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended December 31, 2015, the Fund engaged in cross-trade purchases of $2,881,670.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$6,264,534	$ –	$6,264,534
Total	$6,264,534	$ –	$6,264,534

20

Notes to Financial Statements (continued)

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$6,264,534	$ –	$ –	$(6,264,534)	$ –
Total	$6,264,534	$ –	$ –	$(6,264,534)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

21

Notes to Financial Statements (concluded)

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Shares sold	762,180	474,291
Reinvestment of distributions	1,522,289	170,855
Shares reacquired	(4,628,201)	(6,256,074)
Decrease	(2,343,732)	(5,610,928)

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Growth and Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth and Income Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2016

23

Supplemental Proxy Information (unaudited)

A special meeting of shareholders of Growth and Income Portfolio was held on November 5, 2015. The special meeting was held for shareholders of the Fund to vote on the following matters:

1.	To amend the Fund’s fundamental restrictions related to borrowing and lending to enable the Fund to participate in an interfund lending program; and

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund’s current fiscal year.

The results of the proxy solicitation on the preceding matter were as follows:

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(a) Amend the fundamental investment restriction with respect to Borrowing

	Votes For	Votes Against	Abstain	Broker Non-Votes
Growth and Income Portfolio	17,144,295	837,093	1,444,128	0

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(b) Amend the fundamental investment restriction with respect to Lending

	Votes For	Votes Against	Abstain	Broker Non-Votes
Growth and Income Portfolio	17,094,998	873,150	1,457,368	0

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year

	Votes For	Votes Against	Abstain	Broker Non-Votes
Growth and Income Portfolio	17,760,414	322,738	1,342,364	–

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

25

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

26

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

27

Basic Information About Management (continued)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

28

Basic Information About Management (concluded)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

29

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-year, five-year, and ten-year periods and above the median of the performance peer group for the three-year period.

30

Approval of Advisory Contract (continued)

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of

31

Approval of Advisory Contract (concluded)

the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2015, $39,501,560 represent long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Growth and Income Portfolio	LASFGI-3 (02/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth Opportunities Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund – Growth Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Growth Opportunities Portfolio for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned 2.72%, reflecting performance at the net asset value (NAV) of Class VC Shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index1, which returned -0.20% over the same period.

Domestic equity markets modestly advanced over the past year, with the S&P 500® Index2 rising 1.38% during the trailing 12-month period. Despite this general move upwards there were a few periods of short-term volatility, most notably in in January 2015, when the S&P 500® declined

3.0%, and, in August 2015, when the index dropped 6.0%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices. Finally, U.S. real gross domestic product (GDP), which was initially reported to have contracted by 0.2% in the first quarter of 2015, was later revised upwards to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the third estimate from the Bureau of Economic Analysis indicated that real GDP increased 2.0% in the third quarter of 2015.

Security selection in the consumer discretionary sector was the leading contributor to the Fund’s relative performance during the period. Within this sector, the Fund’s holdings of Expedia, Inc., an online travel company, contributed most. Expedia completed a number of notable acquisitions during the 12 month period, including several that offered immediate cost saving synergies. Another contributor within the consumer discretionary sector was the Fund’s position in Ulta Salon Cosmetics and Fragrance, Inc., a beauty retailer. Shares of Ulta rose throughout 2015, notably advancing in July after the company issued a revised earnings report and an independent company issued a report showing that traffic to Ulta’s website had grown by over 100% year-over-year. Share prices rose again in early December, after the company reported third quarter earnings above consensus estimates.

Security selection in the information technology sector was another contributor to the Fund’s relative performance during the period. Within this sector, the Fund’s holdings of Activision Blizzard, Inc., a developer and publisher of video games, contributed most. Activision made a surprise acquisition of mobile game developer King Digital that investors believed would position Activision as one of the top mobile game companies in the world and be immediately accretive.

Another contributor within the information technology sector was the Fund’s position in ServiceNow, Inc., a provider of cloud-based service management solutions. Shares of ServiceNow rose in early October as data points suggested that the company was beginning to generate momentum among public sector clients, and continued to advance later in the month after ServiceNow reported its strongest ever quarter of customer additions, driven in large part by growth in federal clients.

The largest detractor from Fund relative performance during the period was security selection in the consumer staples sector. Within this sector the Fund’s holdings of Whole Foods Market, Inc., a retailer of natural and organic foods and grocer, detracted most. Whole Foods struggled with competitive pressures throughout the 12 month period, leading to a notable deceleration in sales. Another detractor within the consumer staples sector was the Fund’s position in Rite Aid Corp., a retail drugstore chain. Shares of Rite Aid suffered as a slowdown in “front of the store” sales that began in the second quarter of 2015 persisted through September.

Security selection in the financials sector also detracted from Fund relative performance during the period. Within this sector, the Fund’s holdings of Realogy Holdings Corp., an integrated provider of residential real estate services in the United States, detracted most. Shares of Realogy declined after the company reported underwhelming second quarter earnings that modestly missed consensus estimates and disappointed investors, although the company’s shares had performed well prior to the release of the earnings report. Another detractor within the sector was the Fund’s position in Affiliated Managers Group, Inc., a global asset management company with equity investments in a diverse group of boutique investment management firms. Shares of Affiliated Managers Group (AMG) fell in December after Third Avenue Management, a majority owned affiliate of AMG, announced a liquidation plan for its Focused Credit Fund.

1   The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class VC	2.72%	8.92%	8.28%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

2   The Fund (Class VC shares) at net asset value.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/15	12/31/15	7/1/15 – 12/31/15
Class VC
Actual	$1,000.00	$ 947.90	$5.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Consumer Discretionary	21.38%
Consumer Staples	8.88%
Financials	7.27%
Health Care	18.20%
Industrials	14.10%
Information Technology	23.32%
Materials	4.99%
Telecommunication Services	1.02%
Repurchase Agreement	0.84%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2015

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.36%

Aerospace & Defense 0.64%
TransDigm Group, Inc.*	2,561	$585

Airlines 2.05%
Southwest Airlines Co.	22,769	980
United Continental Holdings, Inc.*	15,855	909
Total		1,889

Auto Components 1.65%
Delphi Automotive plc (United Kingdom)(a)	17,661	1,514

Beverages 3.43%
Brown-Forman Corp. Class B	11,446	1,136
Dr. Pepper Snapple Group, Inc.	12,934	1,206
Monster Beverage Corp.*	5,438	810
Total		3,152

Biotechnology 2.47%
BioMarin Pharmaceutical, Inc.*	9,842	1,031
Incyte Corp., Ltd.*	7,214	782
Medivation, Inc.*	9,524	461
Total		2,274

Building Products 1.81%
Fortune Brands Home & Security, Inc.	21,598	1,199
Lennox International, Inc.	3,727	465
Total		1,664

Capital Markets 0.51%
Affiliated Managers Group, Inc.*	2,960	473
Investments	Shares	Fair Value (000)
Chemicals 3.92%
Axalta Coating Systems Ltd.*	12,789	$341
International Flavors & Fragrances, Inc.	8,170	978
RPM International, Inc.	25,357	1,117
Sherwin-Williams Co. (The)	4,497	1,167
Total		3,603

Communications Equipment 0.79%
Harris Corp.	8,351	726

Construction Materials 0.60%
Vulcan Materials Co.	5,779	549

Containers & Packaging 0.49%
Owens-Illinois, Inc.*	25,820	450

Distributors 0.63%
LKQ Corp.*	19,622	581

Diversified Financial Services 3.31%
Intercontinental Exchange, Inc.	7,185	1,841
Moody’s Corp.	11,947	1,199
Total		3,040

Electrical Equipment 1.91%
AMETEK, Inc.	20,700	1,110
Rockwell Automation, Inc.	6,278	644
Total		1,754

Electronic Equipment, Instruments & Components 1.82%
Amphenol Corp. Class A	22,346	1,167
Fitbit, Inc. Class A*	17,045	504
Total		1,671

Food Products 4.13%
Hershey Co. (The)	13,206	1,179
Kellogg Co.	13,395	968
McCormick & Co., Inc.	11,220	960
Mead Johnson Nutrition Co.	8,794	694
Total		3,801

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies 5.47%
Align Technology, Inc.*	17,179	$1,131
C.R. Bard, Inc.	4,906	929
Cooper Cos., Inc. (The)	5,826	782
IDEXX Laboratories, Inc.*	15,790	1,151
NuVasive, Inc.*	5,909	320
Sirona Dental Systems, Inc.*	6,524	715
Total		5,028

Health Care Providers & Services 5.21%
Acadia Healthcare Co., Inc.*	11,112	694
AmerisourceBergen Corp.	7,968	826
Centene Corp.*	19,338	1,273
Diplomat Pharmacy, Inc.*	13,390	458
Henry Schein, Inc.*	6,433	1,018
Universal Health Services, Inc.
Class B	4,360	521
Total		4,790

Health Care Technology 1.30%
Cerner Corp.*	19,908	1,198

Hotels, Restaurants & Leisure 4.50%
Chipotle Mexican Grill, Inc.*	1,166	560
Hilton Worldwide Holdings, Inc.	49,070	1,050
Norwegian Cruise Line Holdings Ltd.*	20,114	1,179
Panera Bread Co. Class A*	4,007	780
Starwood Hotels & Resorts Worldwide, Inc.	8,244	571
Total		4,140

Household Durables 1.06%
Mohawk Industries, Inc.*	5,165	978

Household Products 0.87%
Church & Dwight Co., Inc.	9,409	799

Industrial Conglomerates 1.42%
Roper Technologies, Inc.	6,871	1,304
Investments	Shares	Fair Value (000)
Information Technology Services 5.88%
Alliance Data Systems Corp.*	6,502	$1,798
Booz Allen Hamilton Holding Corp.	26,489	817
CSRA, Inc.	16,401	492
Fiserv, Inc.*	13,668	1,250
Vantiv, Inc. Class A*	22,181	1,052
Total		5,409

Internet & Catalog Retail 0.98%
Expedia, Inc.	7,276	904

Internet Software & Services 3.87%
Akamai Technologies, Inc.*	11,667	614
CoStar Group, Inc.*	5,905	1,220
LinkedIn Corp. Class A*	5,293	1,191
Pandora Media, Inc.*	40,084	538
Total		3,563

Leisure Products 0.70%
Hasbro, Inc.	9,494	640

Life Sciences Tools & Services 1.43%
Mettler-Toledo
International, Inc.*	3,884	1,317

Machinery 3.14%
IDEX Corp.	14,449	1,107
Ingersoll-Rand plc	9,881	546
Middleby Corp. (The)*	5,071	547
Wabtec Corp.	9,671	688
Total		2,888

Multi-Line Retail 3.76%
Dollar General Corp.	29,585	2,126
Dollar Tree, Inc.*	17,300	1,336
Total		3,462

Personal Products 0.47%
Coty, Inc. Class A	16,813	431

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Shares	Fair Value (000)
Pharmaceuticals 2.35%
Perrigo Co. plc (Ireland)(a)	4,908	$710
Zoetis, Inc.	30,343	1,454
Total		2,164

Professional Services 0.53%
Verisk Analytics, Inc.*	6,328	486

Real Estate Investment Trusts 1.58%
Equinix, Inc.	4,806	1,453

Real Estate Management & Development 1.89%
CBRE Group, Inc. Class A*	28,248	977
Realogy Holdings Corp.*	20,641	757
Total		1,734

Road & Rail 0.86%
J.B. Hunt Transport Services, Inc.	10,808	793

Semiconductors & Semiconductor Equipment 2.87%
Cavium, Inc.*	17,122	1,125
Microchip Technology, Inc.	20,583	958
Microsemi Corp.*	3,438	112
NXP Semiconductors NV (Netherlands)*(a)	5,312	448
Total		2,643

Software 8.13%
Activision Blizzard, Inc.	39,954	1,547
FireEye, Inc.*	16,221	336
Red Hat, Inc.*	23,184	1,920
ServiceNow, Inc.*	17,356	1,502
Splunk, Inc.*	10,635	626
Tableau Software, Inc. Class A*	7,253	683
Workday, Inc. Class A*	10,827	863
Total		7,477
Investments	Shares	Fair Value (000)
Specialty Retail 7.44%
Advance Auto Parts, Inc.	4,436	$668
AutoZone, Inc.*	2,549	1,891
L Brands, Inc.	16,708	1,601
Tiffany & Co.	8,157	622
Tractor Supply Co.	12,465	1,066
Ulta Salon, Cosmetics & Fragrance, Inc.*	5,402	999
Total		6,847

Textiles, Apparel & Luxury Goods 0.70%
lululemon athletica, Inc. (Canada)*(a)	12,246	643

Trading Companies & Distributors 1.77%
HD Supply Holdings, Inc.*	33,939	1,019
United Rentals, Inc.*	8,424	611
Total		1,630

Wireless Telecommunication Services 1.02%
T-Mobile US, Inc.*	24,067	942
Total Common Stocks (cost $89,814,988)		91,389

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2015

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.85%

Repurchase Agreement
Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $795,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $795,994; proceeds: $776,591 (cost $776,588)	$777	$777
Total Investments in Securities 100.21% (cost $90,591,576)		92,166
Liabilities in Excess of Cash and Other Assets (0.21)%		(189)
Net Assets 100.00%		$91,977

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$91,389	$–	$–	$91,389
Repurchase Agreement	–	777	–	777
Total	$91,389	$777	$–	$92,166

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $90,591,576)	$92,165,785
Cash	2,909
Receivables:
Dividends	36,487
Capital shares sold	13,454
From advisor (See Note 3)	8,035
Prepaid expenses and other assets	268
Total assets	92,226,938
LIABILITIES:
Payables:
Management fee	63,377
Capital shares reacquired	24,052
Directors’ fees	15,935
Fund administration	3,169
Accrued expenses	143,428
Total liabilities	249,961
NET ASSETS	$91,976,977
COMPOSITION OF NET ASSETS:
Paid-in capital	$91,321,523
Accumulated net investment loss	(15,935)
Accumulated net realized loss on investments	(902,820)
Net unrealized appreciation on investments	1,574,209
Net Assets	$91,976,977
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	7,740,860
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.88

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Dividends	$831,935
Interest	15
Total investment income	831,950
Expenses:
Management fee	850,629
Non 12b-1 service fees	265,843
Shareholder servicing	127,341
Professional	44,676
Fund administration	42,531
Reports to shareholders	28,830
Custody	11,517
Directors’ fees	3,740
Other	18,236
Gross expenses	1,393,343
Expense reductions (See Note 8)	(111)
Fees waived and expenses reimbursed (See Note 3)	(117,288)
Net expenses	1,275,944
Net investment loss	(443,994)
Net realized and unrealized gain (loss):
Net realized gain on investments	9,932,960
Net change in unrealized appreciation/depreciation on investments	(7,390,033)
Net realized and unrealized gain	2,542,927
Net Increase in Net Assets Resulting From Operations	$2,098,933

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2015	December 31, 2014
Operations:
Net investment loss	$(443,994)	$(260,267)
Net realized gain on investments	9,932,960	15,219,520
Net change in unrealized appreciation/depreciation on investments	(7,390,033)	(9,708,968)
Net increase in net assets resulting from operations	2,098,933	5,250,285
Distributions to shareholders from:
Net realized gain	(9,756,067)	(18,410,009)
Capital share transactions (See Note 12):
Proceeds from sales of shares	101,073,915	7,895,733
Reinvestment of distributions	9,756,067	18,410,009
Cost of shares reacquired	(98,429,963)	(24,155,503)
Net increase in net assets resulting from capital share transactions	12,400,019	2,150,239
Net increase (decrease) in net assets	4,742,885	(11,009,485)
NET ASSETS:
Beginning of year	$87,234,092	$98,243,577
End of year	$91,976,977	$87,234,092
Accumulated net investment loss	$(15,935)	$(14,782)

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset		Net			Net asset
	value,	Net	realized and	Total from	Net	value,
	beginning of	investment	unrealized	investment	realized	end of
	year	loss(a)	gain (loss)	operations	gain	year
12/31/2015	$12.91	$(0.06)	$0.41	$0.35	$(1.38)	$11.88
12/31/2014	15.25	(0.04)	0.95	0.91	(3.25)	12.91
12/31/2013	13.19	(0.08)	4.93	4.85	(2.79)	15.25
12/31/2012	12.23	(0.02)	1.75	1.73	(0.77)	13.19
12/31/2011	17.58	(0.07)	(1.64)	(1.71)	(3.64)	12.23

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

	Total
	expenses after
	waivers and/or		Net	Net assets,	Portfolio
Total	reimburse-	Total	investment	end of	turnover
return(b)	ments	expenses	income	year	rate
(%)	(%)	(%)	(%)	(000)	(%)
2.72	1.20	1.31	(0.42)	$91,977	125.17
6.07	1.20	1.32	(0.28)	87,234	197.85
37.08	1.20	1.31	(0.49)	98,244	120.75
14.10	1.20	1.31	(0.12)	89,376	138.33
(10.05)	1.20	1.28	(0.43)	89,416	116.06

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2015, the effective management fee, net of waivers, was at an annualized rate of .69% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2015 and continuing through April 30, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary

18

Notes to Financial Statements (continued)

to limit total net annual operating expenses to an annual rate of 1.20%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	12/31/2015	12/31/2014
Distributions paid from:
Ordinary income	$2,224,813	$6,018,690
Net long-term capital gains	7,531,254	12,391,319
Total distributions paid	$9,756,067	$18,410,009

As of December 31, 2015, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$736,853
Total undistributed earnings	736,853
Temporary differences	(982,079)
Unrealized gains – net	900,680
Total accumulated gains – net	$655,454

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $966,144 during fiscal year 2015.

19

Notes to Financial Statements (continued)

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$91,265,105
Gross unrealized gain	4,825,363
Gross unrealized loss	(3,924,683)
Net unrealized security gain	$900,680

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated
Accumulated Net	Net Realized
Investment Loss	Loss
$442,841	$(442,841)

The permanent differences are attributable to the tax treatment of certain distributions received and net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

Purchases	Sales
$131,277,049	$129,351,208

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2015.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett Funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended December 31, 2015, the Fund engaged in cross-trade purchases of $119,715.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of

20

Notes to Financial Statements (continued)

financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$776,588	$–	$776,588
Total	$776,588	$–	$776,588

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$776,588	$–	$–	$(776,588)	$–
Total	$776,588	$–	$–	$(776,588)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

21

Notes to Financial Statements (concluded)

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Shares sold	7,558,407	518,033
Reinvestment of distributions	815,710	1,388,588
Shares reacquired	(7,389,904)	(1,591,534)
Increase	984,213	315,087

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2016

23

Supplemental Proxy Information (unaudited)

A special meeting of shareholders of Growth Opportunities Portfolio was held on November 5, 2015. The special meeting was held for shareholders of the Fund to vote on the following matters:

1.	To amend the Fund’s fundamental restrictions related to borrowing and lending to enable the Fund to participate in an interfund lending program; and

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund’s current fiscal year.

The results of the proxy solicitation on the preceding matter were as follows:

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(a) Amend the fundamental investment restriction with respect to Borrowing

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Growth Opportunities Portfolio	7,407,992	390,440	607,125	0

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(b) Amend the fundamental investment restriction with respect to Lending

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Growth Opportunities Portfolio	7,388,407	410,955	606,195	0

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Growth Opportunities Portfolio	7,697,793	172,811	534,953	–

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

26

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

27

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

29

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, three-year, five-year, and ten-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and

30

Approval of Advisory Contract (continued)

discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

31

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 29% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2015, $2,224,813 and $7,531,254, respectively, represent short-term capital gains and long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth Opportunities Portfolio	LASFGO-3 (02/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—International Core Equity Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — International Core Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — International Core Equity Portfolio for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned -1.78%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE Index with Gross Dividends1, which returned -0.39% over the same period.

Over the period, global equity markets experienced significant volatility, partly as a result of sharp moves in commodity prices, low interest rates, and uncertainty around Chinese economic growth. Overall,

Europe (as measured by the Euro Stoxx 502) fell by 0.47% (in U.S. dollars) for the period, while Japan’s Nikkei 2253 rose 8.43% (in U.S. dollars).

Crude oil prices struggled to rise above $60 per barrel in 2015, falling to less than $40 per barrel by the end of the year. In addition, the U.S. dollar strengthened at the start of 2015, as the market generally believed that the Federal Reserve (Fed) would begin to raise rates in the middle of the year, and the Fed did indeed raise interest rates, by 0.25%, in December 2015.

1

In contrast, the European Central Bank (ECB) announced an asset purchase program in January to support investment and consumption. European markets were adversely affected by concerns around Greece’s solvency, yet a deal was eventually struck with creditors. In Asia, the Bank of Japan continued its quantitative easing (QE) program, which appears to have acted as a tailwind for Japanese equities. The People’s Bank of China was also active during the year, cutting its interest rates five times in 2015 to support a slowing economy.

Market volatility sharply increased after the devaluation of the Chinese yuan, and in the weeks following the devaluation announcement, global equity markets fell more than 10%, in some of the largest intraday moves since the global financial crisis of 2008-09. Markets subsequently recovered toward the end of the trailing 12-month period, supported by central banks debating further stimulus and relatively robust results from large, bellwether companies.

During the period, the Fund’s underperformance, relative to the benchmark, was driven by stock selection, particularly within the telecommunications services and energy sectors. Within the telecommunications services sector, the Fund’s holdings of South Korean wireless telecommunications operator SK Telecom Co., Ltd. detracted from relative performance. Shares of the company declined after it announced disappointing first quarter earnings in May, with revenue numbers missing analyst targets. In addition, shares of TeliaSonera AB, a Scandinavian telephone and mobile network company, performed poorly over the period, after reports revealed that the European Commission had launched an investigation into a joint venture between the firm and a competitor.

In the energy services sector, the Fund’s holdings of Canadian oil and natural gas producer Baytex Energy Corp. detracted from relative performance. Given the industry in which the firm operates, it is highly leveraged to the price of oil, which declined significantly over the course of the year, and the firm’s ability to pay a dividend came under close scrutiny.

Although the Fund underperformed its benchmark during the period, stock selection within the financials sector contributed to the Fund’s relative performance during the period. Within financials, shares of Indiabulls Housing Finance Ltd., an Indian home loan company, rallied last year, likely supported by resilient lending activity, declining funding costs, and expectations of a better credit rating. In addition, shares of Italian asset management firm Anima Holding SpA rallied after the company met expectations that it would benefit from the ECB’s QE program and growth in asset-managed products in Italy.

Stock selection within the utilities sector also bolstered the Fund’s relative performance. Within the sector, shares of

2

Italian natural gas infrastructure company Snam SpA performed well, possibly due to the company’s sustainable dividend profile and positive third quarter earnings results, which highlighted that a lower gas price had served to boost gas demand in Italy.

1   The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

2   The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The index has a fixed number of components and is part of the STOXX blue-chip index family. The index captures about 60% of the free-float market cap of the EURO STOXX Total Market Index (TMI).

3   The Nikkei Stock Average, the Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the index, many financial products linked to the Nikkei 225 have been created are traded worldwide while the index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225 is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the MSCI EAFE® Index with Gross Dividends and the MSCI EAFE® Index with Net Dividends, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Period Ended December 31, 2015
	1 Year	5 Years	Life of Class
Class VC2	–1.78%	1.76%	2.90%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2   The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

 The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			7/1/15 -
	7/1/15	12/31/15	12/31/15
Class VC
Actual	$1,000.00	$ 946.00	$4.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Consumer Discretionary	11.48%
Consumer Staples	12.64%
Energy	3.80%
Financials	23.52%
Health Care	12.81%
Industrials	11.14%
Information Technology	9.24%
Materials	1.86%
Telecommunication Services	5.76%
Utilities	4.22%
Repurchase Agreement	3.53%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 96.52%

COMMON STOCKS 96.52%

Australia 2.17%

Banks 1.03%
National Australia Bank Ltd.	28,360	$619

Real Estate Investment Trusts 1.14%
Mirvac Group	480,330	687
Total Australia		1,306

Austria 0.68%

Diversified Telecommunication Services
Telekom Austria AG	74,731	409

Belgium 1.26%

Beverages
Anheuser-Busch InBev NV	6,096	759

Canada 0.78%

Oil, Gas & Consumable Fuels
Crescent Point Energy Corp.	27,000	314
Seven Generations Energy Ltd. Class A *	16,200	158
Total Canada		472

China 3.37%

Automobiles 0.47%
Great Wall Motor Co., Ltd. Class H	245,555	284

Internet Software & Services 1.16%
Baidu, Inc. ADR *	3,674	694

Personal Products 0.31%
Hengan International Group Co., Ltd.	20,000	188

Real Estate Management & Development 1.43%
China Overseas Land & Investment Ltd.	247,169	860
Total China		2,026
		U.S. $
		Fair Value
Investments	Shares	(000)
France 9.32%

Aerospace & Defense 1.50%
Safran SA	13,109	$901

Banks 1.50%
BNP Paribas SA	16,006	906

Food Products 2.21%
Danone SA	19,730	1,333

Insurance 1.57%
AXA SA	34,577	945

Life Sciences Tools & Services 0.49%
Genfit *	8,417	296

Oil, Gas & Consumable Fuels 0.69%
Total SA	9,299	417

Real Estate Investment Trusts 1.36%
Klepierre	18,384	817
Total France		5,615

Germany 7.48%

Diversified Financial Services 0.89%
Deutsche Boerse AG	6,076	534

Diversified Telecommunication Services 1.56%
Deutsche Telekom AG Registered Shares	52,491	943

Health Care Providers & Services 2.64%
Fresenius Medical Care AG & Co. KGaA	7,401	622
Fresenius SE & Co. KGaA	13,595	968
		1,590

Life Sciences Tools & Services 0.67%
MorphoSys AG *	6,508	405

Software 1.72%
SAP SE	13,038	1,035
Total Germany		4,507

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
Hong Kong 3.13%

Electric: Utilities 0.78%
Cheung Kong Infrastructure Holdings Ltd.	50,741	$469

Household Durables 0.80%
Techtronic Industries Co., Ltd.	119,000	482

Industrial Conglomerates 1.55%
CK Hutchison Holdings Ltd.	69,300	931
Total Hong Kong		1,882

India 1.75%

Oil, Gas & Consumable Fuels 0.81%
Reliance Industries Ltd.	31,754	486

Thrifts & Mortgage Finance 0.94%
Indiabulls Housing Finance Ltd.	51,250	569
Total India		1,055

Indonesia 0.64%

Food Products
PT Indofood Sukses Makmur Tbk	1,031,900	384

Israel 1.89%

Pharmaceuticals
Teva Pharmaceutical Industries Ltd. ADR	17,367	1,140

Italy 3.34%

Banks 0.74%
UniCredit SpA	80,571	446

Capital Markets 0.78%
Anima Holding SpA†	54,541	471

Gas Utilities 1.82%
Snam SpA	209,248	1,092
Total Italy		2,009
		U.S. $
		Fair Value
Investments	Shares	(000)
Japan 20.15%

Airlines 1.41%
Japan Airlines Co., Ltd.	23,700	$848

Auto Components 1.30%
Stanley Electric Co., Ltd.	35,800	786

Automobiles 3.30%
Honda Motor Co., Ltd.	37,900	1,211
Toyota Motor Corp.	12,600	776
		1,987
Banks 1.70%
Sumitomo Mitsui Financial Group, Inc.	27,100	1,023

Chemicals 0.69%
Asahi Kasei Corp.	61,215	414

Diversified Financial Services 1.10%
ORIX Corp.	47,100	661

Electrical Equipment 1.28%
Nidec Corp.	10,600	769

Food & Staples Retailing 1.09%
Seven & i Holdings Co. Ltd.	14,400	659

Information Technology Services 3.41%
Obic Co., Ltd.	18,200	963
SCSK Corp.	27,100	1,089
		2,052

Pharmaceuticals 1.44%
Astellas Pharma, Inc.	60,900	867

Real Estate Management & Development 1.74%
Daiwa House Industry Co., Ltd.	36,500	1,049

Trading Companies & Distributors 0.64%
Sumitomo Corp.	37,700	384

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan (continued)

Wireless Telecommunication Services 1.05%
SoftBank Group Corp.	12,600	$636
Total Japan		12,135

Netherlands 5.11%

Beverages 2.36%
Heineken Holding NV	18,440	1,419

Insurance 0.77%
Aegon NV	82,363	466

Oil, Gas & Consumable Fuels 0.96%
Royal Dutch Shell plc Class A ADR	12,619	578

Semiconductors & Semiconductor Equipment 1.02%
ASML Holding NV	6,878	611
Total Netherlands		3,074

South Korea 1.90%

Technology Hardware, Storage & Peripherals 1.20%
Samsung Electronics Co., Ltd.	677	722

Wireless Telecommunication Services 0.70%
SK Telecom Co., Ltd.	2,304	422
Total South Korea		1,144

Spain 0.81%

Construction & Engineering
ACS Actividades de Construccion y Servicios SA	16,671	488

Sweden 1.47%

Diversified Telecommunication Services 0.78%
TeliaSonera AB	94,746	470

Machinery 0.69%
Volvo AB B Shares	44,859	416
Total Sweden		886
		U.S. $
		Fair Value
Investments	Shares	(000)
Switzerland 3.85%

Pharmaceuticals
Novartis AG Registered Shares	13,324	$1,146
Roche Holding AG	4,224	1,171
Total Switzerland		2,317

Taiwan 0.75%

Electronic Equipment, Instruments & Components
Delta Electronics, Inc.	96,150	452

United Kingdom 26.18%

Aerospace & Defense 1.27%
BAE Systems plc	103,618	763

Airlines 1.26%
International Consolidated Airlines Group SA	84,622	761

Banks 4.25%
Barclays plc	200,999	647
HSBC Holdings plc	138,223	1,091
Lloyds Banking Group plc	760,810	819
		2,557

Beverages 1.27%
SABMiller plc	12,797	765

Capital Markets 0.95%
Jupiter Fund Management plc	86,331	574

Diversified Telecommunication Services 0.98%
BT Group plc	85,241	592

Household Durables 1.76%
Berkeley Group Holdings plc	19,548	1,063

Insurance 1.64%
Prudential plc	43,768	986

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom (continued)

Media 3.35%
ITV plc	269,150	$1,096
Pearson plc	13,513	146
WPP plc	33,702	775
		2,017

Metals & Mining 1.17%
Rio Tinto plc ADR	24,297	707

Multi-Line Retail 0.50%
Debenhams plc	277,717	299

Multi-Utilities 1.63%
National Grid plc	71,123	981

Oil, Gas & Consumable Fuels 0.56%
BG Group plc	23,232	337

Personal Products 1.30%
Unilever plc	18,273	784

Pharmaceuticals 1.34%
AstraZeneca plc	12,001	810

Tobacco 2.20%
Imperial Tobacco Group plc	25,064	1,324

Trading Companies & Distributors 0.75%
Ashtead Group plc	27,275	449
Total United Kingdom		15,769

United States 0.49%

Health Care Equipment & Supplies
ResMed, Inc.	5,523	297
Total Common Stocks (cost $58,468,033)		58,126
	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 3.53%

Repurchase Agreement
Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $2,170,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $2,172,713; proceeds: $2,126,860 (cost $2,126,853)	$2,127	$2,127
Total Investments in Securities 100.05% (cost $60,594,886)		60,253
Liabilities in Excess of Foreign Cash and Other Assets (0.05)%		(28)
Net Assets 100.00%		$60,225

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks
Australia	$–	$1,306	$–	$1,306
Austria	–	409	–	409
Belgium	–	759	–	759
Canada	472	–	–	472
China	694	1,332	–	2,026
France	–	5,615	–	5,615
Germany	–	4,507	–	4,507
Hong Kong	–	1,882	–	1,882
India	–	1,055	–	1,055
Indonesia	–	384	–	384
Israel	1,140	–	–	1,140
Italy	–	2,009	–	2,009
Japan	–	12,135	–	12,135
Netherlands	578	2,496	–	3,074
South Korea	–	1,144	–	1,144
Spain	–	488	–	488
Sweden	–	886	–	886
Switzerland	–	2,317	–	2,317
Taiwan	–	452	–	452
United Kingdom	707	15,062	–	15,769
United States	297	–	–	297
Repurchase Agreement	–	2,127	–	2,127
Total	$3,888	$56,365	$–	$60,253

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $60,594,886)	$60,252,612
Foreign cash, at value (cost $34,664)	34,541
Receivables:
Interest and dividends	113,933
From advisor (See Note 3)	24,109
Prepaid expenses	358
Total assets	60,425,553
LIABILITIES:
Payables:
Capital shares reacquired	57,020
Management fee	38,583
Directors’ fees	3,355
Fund administration	2,058
Accrued expenses	100,000
Total liabilities	201,016
NET ASSETS	$60,224,537
COMPOSITION OF NET ASSETS:
Paid-in capital	$65,226,257
Distributions in excess of net investment income	(25,667)
Accumulated net realized loss on investments and foreign currency related transactions	(4,630,590)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(345,463)
Net Assets	$60,224,537
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	3,904,465
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$15.42

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $142,442)	$1,636,170
Total investment income	1,636,170
Expenses:
Management fee	451,985
Non 12b-1 service fees	150,683
Shareholder servicing	65,663
Custody	61,712
Professional	53,745
Reports to shareholders	24,616
Fund administration	24,106
Directors’ fees	2,133
Other	26,333
Gross expenses	860,976
Expense reductions (See Note 8)	(63)
Fees waived and expenses reimbursed (See Note 3)	(336,611)
Net expenses	524,302
Net investment income	1,111,868
Net realized and unrealized gain (loss):
Net realized loss on investments (net of foreign capital gains tax of $49,050)	(3,685,769)
Net realized loss on foreign currency related transactions	(83,468)
Net change in unrealized appreciation/depreciation on investments	1,256,520
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	3,104
Net realized and unrealized loss	(2,509,613)
Net Decrease in Net Assets Resulting From Operations	$(1,397,745)

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Operations:
Net investment income	$1,111,868	$633,977
Net realized gain (loss) on investments and foreign currency related transactions	(3,769,237)	238,081
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,259,624	(5,471,641)
Net decrease in net assets resulting from operations	(1,397,745)	(4,599,583)
Distributions to shareholders from:
Net investment income	(911,239)	(559,031)
Net realized gain	–	(1,551,273)
Return of capital	(31,072)	–
Total distributions to shareholders	(942,311)	(2,110,304)
Capital share transactions (See Note 12):
Proceeds from sales of shares	10,297,052	25,380,578
Reinvestment of distributions	942,311	2,110,304
Cost of shares reacquired	(1,303,723)	(74,895)
Net increase in net assets resulting from capital share transactions	9,935,640	27,415,987
Net increase in net assets	7,595,584	20,706,100
NET ASSETS:
Beginning of year	$52,628,953	$31,922,853
End of year	$60,224,537	$52,628,953
Distributions in excess of net investment income	$(25,667)	$(77,797)

14	See Notes to Financial Statements.

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Financial Highlights

	Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of year	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Return of capital
12/31/2015	$15.95	$0.30	$(0.59)	$(0.29)	$(0.23)	$ –	$(0.01)
12/31/2014	18.38	0.26	(1.99)	(1.73)	(0.18)	(0.52)	–
12/31/2013	15.31	0.22	3.32	3.54	(0.24)	(0.23)	–
12/31/2012	13.48	0.29	1.75	2.04	(0.21)	–	–
12/31/2011	15.72	0.24	(2.36)	(2.12)	(0.12)	–	–

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

			Ratios to Average Net Assets:			Supplemental Data:

			Total
Total distri- butions	Net asset value, end of year	Total return(b) (%)	expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of year (000)	Portfolio turnover rate (%)
$(0.24)	$15.42	(1.78)	0.87	1.43	1.84	$60,225	59.93
(0.70)	15.95	(9.47)	0.87	1.59	1.49	52,629	57.80
(0.47)	18.38	23.16	0.87	2.02	1.31	31,923	56.36
(0.21)	15.31	15.13	0.87	3.81	2.03	9,945	78.47
(0.12)	13.48	(13.47)	0.87	10.75	1.65	3,376	61.91

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers International Core Equity Portfolio (the “Fund”).

The Fund’s investment objective is to seek long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

18

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on foreign currency related transactions on the Fund’s Statement of Operations.

19

Notes to Financial Statements (continued)

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

20

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2015, the effective management fee, net of waivers, was at an annualized rate of .19% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2015 and continuing through April 30, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of .87%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	12/31/2015	12/31/2014
Distributions paid from:
Ordinary income	$911,239	$786,628
Net long-term capital gains	–	1,283,806
Return of capital	31,072	39,870
Total distributions paid	$942,311	$2,110,304

21

Notes to Financial Statements (continued)

As of December 31, 2015, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(2,235,469)
Temporary differences	(1,657,595)
Unrealized losses – net	(1,108,656)
Total accumulated losses – net	$(5,001,720)
*	The capital losses will carryforward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $1,653,058 and late-year ordinary losses of $1,182 during fiscal year 2015.

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$61,358,079
Gross unrealized gain	3,827,510
Gross unrealized loss	(4,932,977)
Net unrealized security loss	$(1,105,467)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized	Paid-in
Investment Income	Loss	Capital
$(117,427)	$148,499	$(31,072)

The permanent differences are attributable to the tax treatment of foreign currency transactions, certain expenses, certain distributions, and certain foreign securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

Purchases	Sales
$44,597,786	$34,117,849

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2015.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or

22

Notes to Financial Statements (continued)

termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$2,126,853	$–	$2,126,853
Total	$2,126,853	$–	$2,126,853

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$2,126,853	$–	$–	$(2,126,853)	$–
Total	$2,126,853	$–	$–	$(2,126,853)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

23

Notes to Financial Statements (continued)

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

Large company value stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks.

The Fund is subject to the risks of investing in foreign securities and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Shares sold	624,933	1,437,492
Reinvestment of distributions	61,468	128,784
Shares reacquired	(81,333)	(4,133)
Increase	605,068	1,562,143

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of International Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Core Equity Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Core Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2016

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

26

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

27

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

28

Basic Information About Management (continued)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

29

Basic Information About Management (concluded)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

30

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-year, three-year, and five-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and

31

Approval of Advisory Contract (continued)

discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also noted that Lord Abbett had recently hired a new global equity portfolio manager to lead Lord Abbett’s global equity efforts.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was well below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of

32

Approval of Advisory Contract (concluded)

the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

33

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information The Fund intends to pass through foreign source income of $1,765,253 and foreign taxes of $191,492.

34

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc.
SFICE-3
	International Core Equity Portfolio	(02/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—International Opportunities Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund – International Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – International Opportunities Portfolio for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned 11.10%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index1, which returned 5.92% over the same period.

Over the period, global equity markets experienced significant volatility, partly as a result of sharp moves in commodity prices, low interest rates, and uncertainty around Chinese economic growth. Overall,

Europe (as measured by the Euro Stoxx 502) fell by 0.47% (in U.S. dollars) for the period, while Japan’s Nikkei 2253 rose 8.43% (in U.S. dollars).

Crude oil prices struggled to rise above $60 per barrel in 2015, falling to less than $40 per barrel by the end of the year. In addition, the U.S. dollar strengthened at the start of 2015, as the market generally believed that the Federal Reserve (Fed) would begin to raise rates in the middle of the year, and the Fed did indeed raise interest rates, by 0.25%, in December 2015.

1

In contrast, the European Central Bank (ECB) announced an asset purchase program in January to support investment and consumption. European markets were adversely affected by concerns around Greece’s solvency, yet a deal was eventually struck with creditors. In Asia, the Bank of Japan continued its quantitative easing (QE) program, which appears to have acted as a tailwind for Japanese equities. The People’s Bank of China was also active during the year, cutting its interest rates five times in 2015 to support a slowing economy.

Market volatility sharply increased after the devaluation of the Chinese yuan, and in the weeks following the devaluation announcement, global equity markets fell more than 10%, in some of the largest intraday moves since the global financial crisis of 2008-09. Markets subsequently recovered toward the end of the trailing 12-month period, supported by central banks debating further stimulus and relatively robust results from large, bellwether companies.

Stock selection, most notably in the financials and industrials sectors, was the primary driver of relative outperformance during the period. Within financials, shares of Italian asset management firm Anima Holding SpA rose as the company was highlighted as one of the firms benefitting from the ECB’s QE program and growth in asset-managed products in Italy. In addition, shares of Indiabulls Housing Finance Ltd., an Indian home loan company rallied during the period, supported by resilient lending activity, declining funding costs and expectations of a better credit rating.

Within the industrials sector, shares of Dutch recruitment company USG People N.V. were stronger over the period, as the firm’s sales growth was high relative to peers, and labor market trends have been supportive in the Netherlands.

Conversely, stock selection in the energy and information technology sectors detracted from relative performance. Within the energy sector, shares of Bankers Petroleum Ltd., a Canadian oil company operating in Albania, fell significantly over the period. The company was involved in a tax dispute with Albanian authorities, which led to the suspension of Bankers’ Albanian bank accounts, hurting the company’s share price. In addition, Genel Energy plc, an oil company headquartered in the United Kingdom, halted oil exploration in July as it awaited payments due from the Kurdistan Regional Government, after which Genel Energy shares fell in value. Genel Energy’s share price also appears to have been hurt by declines in the price of oil.

Within the information technology sector, shares of VTech Holdings Ltd., a Hong Kong-based cordless phone manufacturer, which had experienced a general decline through the year, fell sharply after the company announced that its database was hacked by an unauthorized party.

2

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets (excluding the United States) within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12 months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

2   The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The index has a fixed number of components and is part of the STOXX blue-chip index family. The index captures about 60% of the free-float market cap of the EURO STOXX Total Market Index (TMI).

3   The Nikkei Stock Average, the Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the index, many financial products linked to the Nikkei 225 have been created are traded worldwide while the index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225 is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Class VC	11.10%	6.95%	5.09%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/15	12/31/15	7/1/15 - 12/31/15
Class VC
Actual	$1,000.00	$ 980.90	$5.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Consumer Discretionary	20.77%
Consumer Staples	8.64%
Energy	0.89%
Financials	21.36%
Health Care	3.93%
Industrials	19.76%
Information Technology	13.51%
Materials	4.15%
Telecommunication Services	1.55%
Utilities	2.84%
Repurchase Agreement	2.60%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 98.28%

COMMON STOCKS 98.27%

Australia 5.07%

Beverages 1.38%
Treasury Wine Estates Ltd.	123,197	$740

Electric: Utilities 0.78%
AusNet Services	390,694	420

Hotels, Restaurants & Leisure 1.72%
Mantra Group Ltd.	252,687	925

Real Estate Investment Trusts 1.19%
Charter Hall Group	195,447	642
Total Australia		2,727

Austria 0.57%

Semiconductors & Semiconductor Equipment
ams AG	9,236	309

Canada 4.02%

Auto Components 0.99%
Linamar Corp.	9,868	533

Electric: Utilities 0.75%
Emera, Inc.	13,000	406

Metals & Mining 0.51%
HudBay Minerals, Inc.	71,302	274

Oil, Gas & Consumable Fuels 0.69%
Vermilion Energy, Inc.	3,700	101
Whitecap Resources, Inc.	40,900	268
		369

Paper & Forest Products 1.08%
Interfor Corp.*	57,500	583
Total Canada		2,165
		U.S. $
		Fair Value
Investments	Shares	(000)
China 1.02%

Electronic Equipment, Instruments & Components 0.57%
Sunny Optical Technology Group Co., Ltd.	135,000	$308

Energy Equipment & Services 0.22%
Hilong Holding Ltd.	679,600	117

Internet Software & Services 0.23%
Yirendai Ltd. ADR*	13,050	123
Total China		548

Finland 2.72%

Leisure Product 1.58%
Amer Sports OYJ	29,021	847

Trading Companies & Distributors 1.14%
Cramo OYJ	29,834	616
Total Finland		1,463

France 2.84%

Commercial Services & Supplies 1.47%
Elior Participations SCA+	37,837	793

Information Technology Services 1.02%
Altran Technologies SA	40,769	546

Life Sciences Tools & Services 0.35%
Genfit*	5,356	188
Total France		1,527

Germany 6.22%

Internet Software & Services 0.62%
XING AG	1,821	336

Life Sciences Tools & Services 1.54%
Gerresheimer AG	6,896	539
MorphoSys AG*	4,629	288
		827

Machinery 1.04%
Deutz AG	141,093	562

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
Germany (continued)

Real Estate Management & Development 3.02%
Grand City Properties SA	38,934	$900
Patrizia Immobilien AG*	24,845	726
		1,626
Total Germany		3,351

Hong Kong 4.08%

Communications Equipment 0.51%
VTech Holdings Ltd.	26,300	272

Diversified Telecommunication Services 0.79%
HKBN Ltd.	331,880	427

Electronic Equipment, Instruments & Components 0.90%
Wasion Group Holdings Ltd.	470,000	487

Household Durables 1.88%
Techtronic Industries Co., Ltd.	249,500	1,010
Total Hong Kong		2,196

India 3.64%

Information Technology Services 0.78%
Vakrangee Ltd.	160,655	423

Real Estate Management & Development 1.00%
Housing Development & Infrastructure Ltd.*	459,149	538

Thrifts & Mortgage Finance 1.86%
Dewan Housing Finance Corp., Ltd.	282,206	1,000
Total India		1,961

Indonesia 1.12%

Banks 0.82%
Bank Tabungan Negara Persero Tbk PT	4,716,496	440
		U.S. $
		Fair Value
Investments	Shares	(000)
Consumer Finance 0.30%
PT Clipan Finance Indonesia Tbk*	8,129,400	$162
Total Indonesia		602

Ireland 6.45%

Beverages 1.04%
C&C Group plc	139,040	561

Food Products 0.51%
Greencore Group plc	52,492	274

Health Care Providers & Services 1.57%
UDG Healthcare plc	95,830	845

Household Durables 1.59%
Cairn Homes plc*	656,960	853

Real Estate Investment Trusts 0.73%
Hibernia REIT plc	257,364	394

Trading Companies & Distributors 1.01%
Grafton Group plc Unit	49,725	543
Total Ireland		3,470

Israel 1.36%

Chemicals
Frutarom Industries Ltd.	13,646	733

Italy 5.77%

Banks 1.30%
Banca Popolare di Milano Scarl	707,765	701

Beverages 1.60%
Davide Campari-Milano SpA	99,153	857

Capital Markets 0.71%
Anima Holding SpA+	44,398	384

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
Italy (continued)

Construction & Engineering 0.64%
Maire Tecnimont SpA*	126,943	$343

Textiles, Apparel & Luxury Goods 1.52%
Brunello Cucinelli SpA	30,221	534
Moncler SpA	20,468	285
		819
Total Italy		3,104

Japan 20.15%

Construction & Engineering 0.92%
Maeda Road Construction Co., Ltd.	14,000	235
SHO-BOND Holdings Co., Ltd.	7,100	259
		494

Electronic Equipment, Instruments & Components 0.73%
Hitachi High-Technologies Corp.	14,600	395

Food & Staples Retailing 1.55%
Sundrug Co., Ltd.	13,000	836

Hotels, Restaurants & Leisure 2.16%
Resorttrust, Inc.	24,700	652
St. Marc Holdings Co., Ltd.	18,400	511
		1,163

Household Durables 1.53%
Iida Group Holdings Co., Ltd.	44,300	821

Information Technology Services 4.56%
NS Solutions Corp.	27,200	620
Obic Co., Ltd.	15,600	826
SCSK Corp.	25,100	1,008
		2,454

Machinery 1.56%
CKD Corp.	57,400	571
Nabtesco Corp.	13,300	270
		841
		U.S. $
		Fair Value
Investments	Shares	(000)
Pharmaceuticals 0.51%
Sawai Pharmaceutical Co., Ltd.	4,000	$274

Professional Services 2.53%
en-japan, Inc.	10,600	390
Tanseisha Co., Ltd.	78,700	634
Temp Holdings Co., Ltd.	21,900	339
		1,363

Real Estate Management & Development 1.40%
Hulic Co., Ltd.	17,200	151
Takara Leben Co., Ltd.	108,300	601
		752

Software 1.93%
NSD Co., Ltd.	31,800	460
Trend Micro, Inc.*	14,200	576
		1,036

Wireless Telecommunication Services 0.77%
Okinawa Cellular Telephone Co.	15,200	414
Total Japan		10,843

Luxembourg 1.54%

Machinery 0.81%
Stabilus SA*	10,400	434

Multi-Line Retail 0.73%
B&M European Value Retail SA	93,585	393
Total Luxembourg		827

Netherlands 2.00%

Machinery 0.76%
Aalberts Industries NV	11,843	408

Professional Services 1.24%
USG People NV	35,949	669
Total Netherlands		1,077

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
New Zealand 0.93%

Airlines
Air New Zealand Ltd.	247,422	$499

Philippines 1.80%

Banks 0.71%
Rizal Commercial Banking Corp.	544,040	380

Real Estate Management & Development 1.09%
Filinvest Land, Inc.	15,346,500	590
Total Philippines		970

Portugal 1.33%

Multi-Utilities
REN–Redes Energeticas Nacionais SGPS SA	236,743	715

Spain 3.33%

Food Products 1.37%
Ebro Foods SA	37,332	735

Real Estate Investment Trusts 0.96%
Merlin Properties Socimi SA	41,293	517

Real Estate Management & Development 1.00%
Hispania Activos Inmobiliarios SA*	37,921	539
Total Spain		1,791

Sweden 4.74%

Auto Components 0.36%
Dometic Group AB*+	30,248	194

Commercial Services & Supplies 1.56%
Loomis AB Class B	26,810	836

Consumer Finance 1.54%
Hoist Finance AB*+	79,756	831
		U.S. $
		Fair Value
Investments	Shares	(000)
Food & Staples Retailing 1.28%
Axfood AB	39,824	$690
Total Sweden		2,551

Switzerland 3.68%

Capital Markets 0.64%
EFG International AG*	32,659	344

Commercial Services & Supplies 1.72%
Gategroup Holding AG*	21,094	926

Household Durables 1.32%
Forbo Holding AG Registered Shares*	605	712
Total Switzerland		1,982

Taiwan 0.70%

Technology Hardware, Storage & Peripherals
Adlink Technology, Inc.	165,161	380

United Kingdom 13.19%

Capital Markets 1.49%
Ashmore Group plc	71,181	268
Jupiter Fund Management plc	80,136	533
		801

Chemicals 1.23%
Essentra plc	54,243	661

Communications Equipment 0.49%
Telit Communications plc*	83,726	264

Consumer Finance 1.78%
Arrow Global Group plc	246,467	958

Household Durables 3.12%
Bellway plc	18,793	786
Berkeley Group Holdings plc	4,841	263
DFS Furniture plc	128,471	629
		1,678

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom (continued)

Multi-Line Retail 0.98%
Debenhams plc	351,348	$379
Poundland Group plc	49,767	152
		531

Professional Services 2.61%
Exova Group plc	164,187	349
Hays plc	198,621	426
Michael Page International plc	88,154	630
		1,405

Specialty Retail 1.49%
Howden Joinery Group plc	103,449	802
Total United Kingdom		7,100
Total Common Stocks (cost $48,580,576)		52,891

RIGHTS 0.01%

Taiwan

Technology Hardware, Storage & Peripherals
Adlink Technology, Inc.* (cost $0)	9,209	4
	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 2.62%

Repurchase Agreement
Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $1,440,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $1,441,800; proceeds: $1,410,112 (cost $1,410,107)	$1,410	$1,410
Total Investments in Securities 100.90% (cost $49,990,683)		54,305
Liabilities in Excess of Foreign Cash and Other Assets (0.90)%		(487)
Net Assets 100.00%		$53,818

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
+	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.

See Notes to Financial Statements.	11

Schedule of Investments (concluded)

December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks
Australia	$–	$2,727	$–	$2,727
Austria	–	309	–	309
Canada	2,165	–	–	2,165
China	123	425	–	548
Finland	–	1,463	–	1,463
France	–	1,527	–	1,527
Germany(3)	–	3,351	–	3,351
Hong Kong(3)	–	2,196	–	2,196
India	–	1,961	–	1,961
Indonesia	162	440	–	602
Ireland(3)	1,414	2,056	–	3,470
Israel	–	733	–	733
Italy	–	3,104	–	3,104
Japan	–	10,843	–	10,843
Luxembourg	393	434	–	827
Netherlands	–	1,077	–	1,077
New Zealand	–	499	–	499
Philippines	–	970	–	970
Portugal	–	715	–	715
Spain	–	1,791	–	1,791
Sweden	194	2,357	–	2,551
Switzerland(3)	344	1,638	–	1,982
Taiwan	–	380	–	380
United Kingdom(3)	2,003	5,097	–	7,100
Right	–	4	–	4
Repurchase Agreement	–	1,410	–	1,410
Total	$6,798	$47,507	$–	$54,305
(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	The following securities were transferred during the fiscal year ended December 31, 2015.

Security	Country	Level Transfer	Transfer Amount	Valuation Method on 12/31/2015*
Grand City Properties SA	Germany	from Level 1 to Level 2	$355,979	Adjusted Valuation
VTech Holdings Ltd.	Hong Kong	from Level 1 to Level 2	$619,479	Adjusted Valuation
UDG Healthcare plc	Ireland	from Level 1 to Level 2	$869,819	Adjusted Valuation
Forbo Holding AG Registered Shares	Switzerland	from Level 1 to Level 2	$937,283	Adjusted Valuation
Arrow Global Group plc	United Kingdom	from Level 2 to Level 1	$870,030	Last sale price
Exova Group plc	United Kingdom	from Level 1 to Level 2	$409,443	Adjusted Valuation

* See Note 2(a)

12	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $49,990,683)	$54,304,776
Foreign cash, at value (cost $744)	740
Receivables:
Investment securities sold	151,358
Interest and dividends	99,700
From advisor (See Note 3)	17,339
Capital shares sold	282
Prepaid expenses	342
Total assets	54,574,537
LIABILITIES:
Payables:
Capital shares reacquired	450,292
Investment securities purchased	139,449
Management fee	34,388
Directors’ fees	7,608
Fund administration	1,834
Accrued expenses	122,479
Total liabilities	756,050
NET ASSETS	$53,818,487
COMPOSITION OF NET ASSETS:
Paid-in capital	$51,420,117
Distributions in excess of net investment income	(281,484)
Accumulated net realized loss on investments and foreign currency related transactions	(1,631,835)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,311,689
Net Assets	$53,818,487
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	6,545,564
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$8.22

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $95,458)	$1,044,588
Total investment income	1,044,588
Expenses:
Management fee	404,898
Non 12b-1 service fees	134,982
Shareholder servicing	81,255
Custody	71,137
Professional	60,728
Reports to shareholders	25,003
Fund administration	21,594
Directors’ fees	1,928
Other	19,107
Gross expenses	820,632
Expense reductions (See Note 8)	(56)
Fees waived and expenses reimbursed (See Note 3)	(172,740)
Net expenses	647,836
Net investment income	396,752
Net realized and unrealized gain:
Net realized gain on investments (net of foreign capital gains tax of $83,280)	2,226,187
Net realized loss on foreign currency related transactions	(45,662)
Net change in unrealized appreciation/depreciation on investments	2,673,241
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	3,320
Net realized and unrealized gain	4,857,086
Net Increase in Net Assets Resulting From Operations	$5,253,838

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2015	December 31, 2014
Operations:
Net investment income	$396,752	$481,134
Net realized gain on investments and foreign currency related transactions	2,180,525	6,008,672
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,676,561	(9,445,428)
Net increase (decrease) in net assets resulting from operations	5,253,838	(2,955,622)
Distributions to shareholders from:
Net investment income	(441,845)	(682,549)
Net realized gain	(4,088,313)	(7,015,810)
Total distributions to shareholders	(4,530,158)	(7,698,359)
Capital share transactions (See Note 12):
Proceeds from sales of shares	26,580,824	8,230,559
Reinvestment of distributions	4,530,158	7,698,359
Cost of shares reacquired	(26,523,881)	(13,833,866)
Net increase in net assets resulting from capital share transactions	4,587,101	2,095,052
Net increase (decrease) in net assets	5,310,781	(8,558,929)
NET ASSETS:
Beginning of year	$48,507,706	$57,066,635
End of year	$53,818,487	$48,507,706
Distributions in excess of net investment income	$(281,484)	$(140,452)

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of year	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
Class VC
12/31/2015	$8.07	$0.06	$0.83	$0.89	$(0.07)	$(0.67)	$(0.74)
12/31/2014	10.08	0.09	(0.64)	(0.55)	(0.13)	(1.33)	(1.46)
12/31/2013	8.48	0.09	2.56	2.65	(0.19)	(0.86)	(1.05)
12/31/2012	7.30	0.12	1.37	1.49	(0.17)	(0.14)	(0.31)
12/31/2011	8.76	0.09	(1.47)	(1.38)	(0.08)	–	(0.08)

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses
Net		after
asset		waivers		Net	Net	Portfolio
value,	Total	and/or	Total	investment	assets, end	turnover
end of	return	reimbursements	expenses	income	of year	rate
year	(%)(b)	(%)	(%)	(%)	(000)	(%)
$8.22	11.10	1.20	1.52	0.73	$53,818	87.07
8.07	(5.76)	1.20	1.49	0.90	48,508	64.58
10.08	31.70	1.20	1.44	0.93	57,067	89.28
8.48	20.38	1.20	1.42	1.44	49,131	100.44
7.30	(15.72)	1.20	1.51	1.03	42,917	99.73

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers International Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on foreign currency related transactions on the Fund’s Statement of Operations.

Notes to Financial Statements (continued)

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2015, the effective management fee, net of waivers, was at an annualized rate of .43% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2015 and continuing through April 30, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.20%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended 12/31/2015	Year Ended 12/31/2014
Distributions paid from:
Ordinary income	$1,143,859	$3,300,644
Net long-term capital gains	3,386,299	4,397,715
Total distributions paid	$4,530,158	$7,698,359

As of December 31, 2015, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$90,787
Total undistributed earnings	90,787
Temporary differences	(1,179,587)
Unrealized gains – net	3,487,170
Total accumulated gains – net	$2,398,370

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $1,171,982 during fiscal year 2015.

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$50,815,206
Gross unrealized gain	6,610,998
Gross unrealized loss	(3,121,428)
Net unrealized security gain	$3,489,570

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Loss
$(95,939)	$95,939

The permanent differences are attributable to the tax treatment of certain foreign securities, certain expenses, certain distributions and foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

Purchases	Sales
$46,776,397	$45,718,930

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2015.

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$1,410,107	$ –	$1,410,107
Total	$1,410,107	$ –	$1,410,107

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$1,410,107	$ –	$ –		$(1,410,107)	$ –
Total	$1,410,107	$ –	$ –		$(1,410,107)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

Notes to Financial Statements (concluded)

9.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. These include the risks of investing in equity markets in foreign countries, the risk of investing in derivatives, liquidity risk, and the risks from leverage. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries. Investing in small companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other instruments.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Shares sold	3,003,758	848,453
Reinvestment of distributions	550,391	912,041
Shares reacquired	(3,020,048)	(1,411,340)
Increase	534,101	349,154

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of International Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2016

Supplemental Proxy Information (unaudited)

A special meeting of shareholders of International Opportunities Portfolio was held on November 5, 2015. The special meeting was held for shareholders of the Fund to vote on the following matters:

1.	To amend the Fund’s fundamental restrictions related to borrowing and lending to enable the Fund to participate in an interfund lending program; and

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund’s current fiscal year.

The results of the proxy solicitation on the preceding matter were as follows:

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(a)	Amend the fundamental investment restriction with respect to Borrowing

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
International Opportunities Portfolio	5,459,721	278,888	424,655	0

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(b)	Amend the fundamental investment restriction with respect to Lending

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
International Opportunities Portfolio	5,481,947	278,237	403,080	0

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
International Opportunities Portfolio	5,685,807	122,383	355,074	–

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, three-year, and five-year periods and below the median of the performance peer group for the ten-year period.

Approval of Advisory Contract (continued)

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also noted that Lord Abbett had recently hired a new global portfolio manager to lead Lord Abbett’s global equity efforts.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was well below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the

Approval of Advisory Contract (concluded)

Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The Fund intends to pass through foreign source income of $1,140,052 and foreign taxes of $178,738.

In addition, of the distributions paid to shareholders during the fiscal year ended December 31, 2015, $701,601 and $3,386,299, respectively, represent short-term and long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	International Opportunities Portfolio	SFIO-PORT-3 (02/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund—Mid Cap Stock Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund – Mid Cap Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Mid Cap Stock Portfolio for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned -3.79%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap Value® Index1, which returned -4.78% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500 rising 1.38% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500 declined 3.0% in total return terms, and in August 2015, when the index dropped 6.0%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices. Finally, U.S. real gross domestic product (GDP), which was initially reported to have contracted by 0.2% in the first quarter of 2015, was later revised upwards to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the third estimate from the Bureau of Economic Analysis indicated that real GDP increased 2.0% in the third quarter of 2015.

1

Among sectors, stock selection within the energy sector contributed to the Fund’s performance, relative to its benchmark, over the trailing 12 months. The price of oil fell considerably during the period; as such, a focus on companies with responsible capital spending, shareholder-friendly payout polices, and low-cost assets likely contributed to performance relative to the Fund’s benchmark.

The Fund’s stock selection in the information technology sector also contributed to relative performance. Within information technology, an overweight position in NVIDIA Corp., a developer of visual computing processors, contributed to relative performance. NVIDIA continues to benefit from growing revenues in the automotive, data center, and video gaming markets. Similarly, an overweight allocation to Juniper Networks, Inc., a developer of high-performance networks, contributed to performance relative to the benchmark. Juniper’s share price benefited during the period from its expanded cost reduction initiative, generous capital return commitments, and new product cycle.

Stock selection within the materials sector was the primary detractor from relative performance over the trailing 12 months. Within the materials sector, an overweight position in Huntsman Corp., a chemicals manufacturer, detracted from relative performance as the firm continued to face pressure from falling oil prices and slowing GDP in China. Also detracting from performance was an overweight position in WestRock Co., a paper and packaging solutions company. WestRock saw its share price negatively affected by concerns surrounding the outlook for containerboard demand.

The Fund’s stock selection in the industrials sector also detracted from performance relative to the Fund’s benchmark. Within industrials, aviation company Triumph Group, Inc., detracted from performance. During the period, Triumph’s management indicated that the company faces future uncertainty based on weak organic growth in its commercial and military aftermarket segments. An overweight position to Kennametal, Inc., a supplier of tooling, engineered components, and advanced materials, was another detractor from relative performance. Kennametal made further progress on its restructuring initiatives during the period, however, continued volume softness weighed on the company’s share price.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1   The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Value Index and the S&P MidCap 400® Value Index assuming reinvestment of all dividends and distributions. the Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Class VC	–3.79%	8.98%	5.27%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/15 -
	7/1/15	12/31/15	12/31/15
Class VC
Actual	$1,000.00	$942.90	$5.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Consumer Discretionary	10.08%
Consumer Staples	2.69%
Energy	8.44%
Financials	35.33%
Health Care	7.50%
Industrials	7.97%
Information Technology	12.44%
Materials	3.99%
Utilities	10.75%
Repurchase Agreement	0.81%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.31%

Aerospace & Defense 2.30%
Orbital ATK, Inc.	66,954	$5,982
Triumph Group, Inc.	50,549	2,009
Total		7,991

Banks 8.86%
CIT Group, Inc.	106,599	4,232
Citizens Financial Group, Inc.	231,300	6,058
East West Bancorp, Inc.	83,500	3,470
Fifth Third Bancorp	272,600	5,479
First Republic Bank	56,500	3,733
M&T Bank Corp.	64,600	7,828
Total		30,800

Beverages 1.21%
Molson Coors Brewing Co.
Class B	44,756	4,204

Capital Markets 2.24%
Affiliated Managers
Group, Inc.*	16,200	2,588
Invesco Ltd.	155,500	5,206
Total		7,794

Chemicals 1.50%
Albemarle Corp.	92,982	5,208

Communications Equipment 4.74%
Harris Corp.	76,342	6,634
Juniper Networks, Inc.	192,600	5,316
Motorola Solutions, Inc.	66,100	4,524
Total		16,474

Containers & Packaging 1.43%
WestRock Co.	108,500	4,950

Electric: Utilities 9.24%
Edison International	130,500	7,727
Great Plains Energy, Inc.	178,500	4,875
ITC Holdings Corp.	124,900	4,902
Portland General Electric Co.	174,800	6,357
PPL Corp.	242,100	8,263
Total		32,124
		Fair
		Value
Investments	Shares	(000)
Electrical Equipment 1.24%
Hubbell, Inc.	42,739	$4,318

Energy Equipment & Services 1.86%
Patterson-UTI Energy, Inc.	238,812	3,601
Superior Energy
Services, Inc.	212,500	2,863
Total		6,464

Food Products 1.48%
Pinnacle Foods, Inc.	121,062	5,140

Health Care Equipment & Supplies 2.33%
Alere, Inc.*	113,700	4,445
St. Jude Medical, Inc.	58,900	3,638
Total		8,083

Health Care Providers & Services 2.03%
Cardinal Health, Inc.	46,967	4,193
HealthSouth Corp.	82,074	2,857
Total		7,050

Hotels, Restaurants & Leisure 4.42%
Aramark	141,926	4,577
MGM Resorts International*	252,978	5,748
Wyndham Worldwide Corp.	69,300	5,034
Total		15,359

Household Durables 4.75%
Jarden Corp.*	101,100	5,775
Lennar Corp. Class A	76,100	3,722
Newell Rubbermaid, Inc.	22,802	1,005
Whirlpool Corp.	40,900	6,007
Total		16,509

Information Technology Services 5.08%
CSRA, Inc.	201,679	6,050
Fidelity National Information
Services, Inc.	106,500	6,454
VeriFone Systems, Inc.*	184,100	5,159
Total		17,663

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
Insurance 11.21%
Allstate Corp. (The)	69,245	$4,299
Argo Group International Holdings Ltd.	45,952	2,750
Endurance Specialty Holdings Ltd.	67,400	4,313
Hanover Insurance Group, Inc. (The)	73,238	5,957
Hartford Financial Services Group, Inc. (The)	174,286	7,574
Lincoln National Corp.	102,000	5,127
XL Group plc (Ireland)(a)	228,200	8,941
Total		38,961

Life Sciences Tools & Services 2.21%
Agilent Technologies, Inc.	101,600	4,248
PerkinElmer, Inc.	64,200	3,439
Total		7,687

Machinery 3.94%
Ingersoll-Rand plc (Ireland)(a)	76,300	4,219
ITT Corp.	81,827	2,972
Kennametal, Inc.	150,109	2,882
Stanley Black & Decker, Inc.	33,900	3,618
Total		13,691

Metals & Mining 1.07%
Steel Dynamics, Inc.	208,300	3,722

Multi-Utilities 1.52%
Sempra Energy	56,300	5,293

Oil, Gas & Consumable Fuels 6.59%
Cimarex Energy Co.	62,469	5,583
EQT Corp.	54,300	2,831
Gulfport Energy Corp.*	87,200	2,143
Newfield Exploration Co.*	96,000	3,126
Noble Energy, Inc.	148,144	4,878
Pioneer Natural Resources Co.	34,727	4,354
Total		22,915
		Fair
		Value
Investments	Shares	(000)
Pharmaceuticals 0.94%
Mallinckrodt plc*	43,821	$3,270

Real Estate Investment Trusts 10.76%
Alexandria Real Estate Equities, Inc.	29,306	2,648
Boston Properties, Inc.	45,100	5,752
Duke Realty Corp.	257,100	5,404
Healthcare Trust of America, Inc. Class A	156,040	4,209
Kimco Realty Corp.	215,200	5,694
Macerich Co. (The)	42,710	3,446
SL Green Realty Corp.	30,800	3,480
UDR, Inc.	180,114	6,767
Total		37,400

Real Estate Management & Development 2.30%
Jones Lang LaSalle, Inc.	24,800	3,965
Realogy Holdings Corp.*	109,500	4,015
Total		7,980

Semiconductors & Semiconductor Equipment 2.63%
NVIDIA Corp.	182,900	6,028
NXP Semiconductors NV (Netherlands)*(a)	36,900	3,109
Total		9,137

Textiles, Apparel & Luxury Goods 0.93%
PVH Corp.	43,700	3,219

Trading Companies & Distributors 0.50%
Univar, Inc.*	102,500	1,744
Total Common Stocks
(cost $330,548,049)		345,150

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2015

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.81%

Repurchase Agreement
Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $2,860,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $2,863,575; proceeds: $2,805,413 (cost $2,805,404)	$2,805	$2,805
Total Investments in Securities 100.12% (cost $333,353,453)		347,955
Liabilities in Excess of Cash and Other Assets (0.12)%		(429)
Net Assets 100.00%		$347,526

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$345,150	$–	$–	$345,150
Repurchase Agreement	–	2,805	–	2,805
Total	$345,150	$2,805	$–	$347,955

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $333,353,453)	$347,954,924
Cash	67,767
Receivables:
Interest and dividends	861,421
Capital shares sold	306,069
Prepaid expenses	2,666
Total assets	349,192,847
LIABILITIES:
Payables:
Capital shares reacquired	648,238
Management fee	223,029
Directors’ fees	107,362
Fund administration	11,895
Accrued expenses	676,276
Total liabilities	1,666,800
NET ASSETS	$347,526,047
COMPOSITION OF NET ASSETS:
Paid-in capital	$332,568,615
Distributions in excess of net investment income	(82,040)
Accumulated net realized gain on investments	438,001
Net unrealized appreciation on investments	14,601,471
Net Assets	$347,526,047
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	14,925,997
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$23.28

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Dividends	$ 6,790,194
Interest	48
Total investment income	6,790,242
Expenses:
Management fee	2,930,784
Non 12b-1 service fees	975,911
Shareholder servicing	348,163
Fund administration	156,308
Professional	55,919
Reports to shareholders	52,639
Directors’ fees	14,337
Custody	12,950
Other	59,490
Gross expenses	4,606,501
Expense reductions (See Note 8)	(403)
Net expenses	4,606,098
Net investment income	2,184,144
Net realized and unrealized gain (loss):
Net realized gain on investments	46,095,610
Net change in unrealized appreciation/depreciation on investments	(61,653,829)
Net realized and unrealized loss	(15,558,219)
Net Decrease in Net Assets Resulting From Operations	$(13,374,075)

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
DECREASE IN NET ASSETS	December 31, 2015	December 31, 2014
Operations:
Net investment income	$2,184,144	$1,690,977
Net realized gain on investments	46,095,610	64,900,547
Net change in unrealized appreciation/depreciation on investments	(61,653,829)	(20,494,129)
Net increase (decrease) in net assets resulting from operations	(13,374,075)	46,097,395
Distributions to shareholders from:
Net investment income	(2,135,083)	(1,798,848)
Net realized gain	(21,990,439)	–
Total distributions to shareholders	(24,125,522)	(1,798,848)
Capital share transactions (See Note 12):
Proceeds from sales of shares	20,306,034	18,657,754
Reinvestment of distributions	24,125,522	1,798,848
Cost of shares reacquired	(77,570,107)	(83,745,873)
Net decrease in net assets resulting from capital share transactions	(33,138,551)	(63,289,271)
Net decrease in net assets	(70,638,148)	(18,990,724)
NET ASSETS:
Beginning of year	$418,164,195	$437,154,919
End of year	$347,526,047	$418,164,195
Distributions in excess of net investment income	$(82,040)	$(90,823)

12	See Notes to Financial Statements.

This page is intentionally left blank.

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of year	income(a)	gain (loss)	tions	income	gain	butions
12/31/2015	$26.02	$0.15	$(1.16)	$(1.01)	$(0.15)	$(1.58)	$(1.73)
12/31/2014	23.43	0.10	2.60	2.70	(0.11)	–	(0.11)
12/31/2013	18.05	0.10	5.37	5.47	(0.09)	–	(0.09)
12/31/2012	15.86	0.11	2.20	2.31	(0.12)	–	(0.12)
12/31/2011	16.56	0.03	(0.69)	(0.66)	(0.04)	–	(0.04)

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net asset value, end of year	Total return(b) (%)	Total expenses (%)	Net investment income (%)	Net assets, end of year (000)	Portfolio turnover rate (%)
$23.28	(3.79)	1.18	0.56	$347,526	61.00
26.02	11.53	1.16	0.40	418,164	58.45
23.43	30.32	1.14	0.49	437,155	62.17
18.05	14.55	1.16	0.66	399,199	65.70
15.86	(4.01)	1.17	0.20	414,004	41.69

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Mid Cap Stock Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an

17

Notes to Financial Statements (continued)

independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2015, the effective management was at an annualized rate of .75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	12/31/2015	12/31/2014
Distributions paid from:
Ordinary income	$2,135,083	$1,798,848
Net long-term capital gains	21,990,439	–
Total distributions paid	$24,125,522	$1,798,848

As of December 31, 2015, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$25,322
Undistributed long-term capital gains	2,542,247
Total undistributed earnings	2,567,569
Temporary differences	(1,430,357)
Unrealized gains – net	13,820,220
Total accumulated gains – net	$14,957,432

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to post-October capital losses of $1,322,995 during fiscal year 2015.

19

Notes to Financial Statements (continued)

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$334,134,704
Gross unrealized gain	38,016,043
Gross unrealized loss	(24,195,823)
Net unrealized security gain	$13,820,220

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Gain
$(40,278)	$40,278

The permanent differences are attributable to the tax treatment of certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

Purchases	Sales
$234,869,379	$287,603,601

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2015.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett Funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended December 31, 2015, the Fund engaged in cross-trade purchases of $14,388.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$2,805,404	$ –	$2,805,404
Total	$2,805,404	$ –	$2,805,404

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$2,805,404	$–	$–	$2,805,404	$–
Total	$2,805,404	$–	$–	$2,805,404	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

21

Notes to Financial Statements (concluded)

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Shares sold	783,314	757,148
Reinvestment of distributions	1,050,654	68,554
Shares reacquired	(2,978,195)	(3,411,614)
Decrease	(1,144,227)	(2,585,912)

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Mid Cap Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid Cap Stock Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Stock Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2016

23

Supplemental Proxy Information (unaudited)

A special meeting of shareholders of Mid Cap Stock Portfolio was held on November 5, 2015. The special meeting was held for shareholders of the Fund to vote on the following matters:

1.	To amend the Fund’s fundamental restrictions related to borrowing and lending to enable the Fund to participate in an interfund lending program; and

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund’s current fiscal year.

The results of the proxy solicitation on the preceding matter were as follows:

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(a) Amend the fundamental investment restriction with respect to Borrowing

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Mid Cap Stock Portfolio	11,573,667	678,581	779,428	0

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(b) Amend the fundamental investment restriction with respect to Lending

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Mid Cap Stock Portfolio	11,570,290	690,681	770,705	0

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Mid Cap Stock Portfolio	12,108,343	256,154	667,179	–

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

26

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

27

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

29

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, three-year, and five-year periods and below the median of the performance peer group for the ten-year period.

30

Approval of Advisory Contract (continued)

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was slightly above the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of

31

Approval of Advisory Contract (concluded)

the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2015, $21,990,439 represents long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by		LASFMCV-3
LORD ABBETT DISTRIBUTOR LLC.	Mid Cap Stock Portfolio	(02/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Short Duration Income Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders
4	Investment Comparison
5	Information About Your Fund’s Expenses and Holdings Presented by Sector
7	Schedule of Investments
36	Statement of Assets and Liabilities
37	Statement of Operations
38	Statements of Changes in Net Assets
40	Financial Highlights
42	Notes to Financial Statements
53	Report of Independent Registered Public Accounting Firm
54	Supplemental Information to Shareholders

Lord Abbett Series Fund – Short Duration Income Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Short Duration Income Portfolio for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015 the Fund returned 0.58%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate Index1, which returned 1.01% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended December 31, 2015, while the yield on the shorter-dated two-year Treasury notes increased 39 bps over the same period, leading to a flattening of the Treasury yield curve. Corporate credit spreads widened over the 12-month period, particularly within lower-rated, investment-grade debt. U.S inflation rates ticked up modestly, with the Consumer Price Index (CPI) rising 0.5% over the 12-month period ended December 31, 2015. Meanwhile, the employment picture continued to improve as the unemployment rate held steady at 5.0%, with 211,000 and 292,000 jobs added in November and December 2015,

1

respectively. This compares with an unemployment rate of 5.6% a year earlier and a recent high of 10.0% in October 2009. In December, the U.S. Federal Reserve (Fed) announced its first interest rate hike since 2006, which increased the range for the Fed funds rate from 0-0.25% to 0.25%-0.50%.

Consistent with the Fund’s strategic design, the Fund maintained exposures to a variety of bond market sectors, in addition to the investment-grade corporate bonds represented in the benchmark. This design allows for the flexibility to take advantage of relative value opportunities across sectors, and these weightings were important factors affecting performance.

The primary factors likely affecting the Fund’s performance over the prior 12 months were underexposure to ‘A’ and ‘AA’ rated securities and out-of-benchmark allocations to high yield and securitized debt, including commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

Within the Fund’s corporate bond exposure, it maintained its strategic overweight versus the benchmark to higher yielding securities. Throughout the period, high-yield bonds underperformed, and spreads widened, likely detracting from the relative performance of the Fund. In addition, the Fund was overweight ‘BBB’ rated securities compared to the benchmark, and this likely detracted from performance as ‘A’ and ‘AA’ rated securities outperformed those rated ‘BBB’.

The Fund maintained out-of-benchmark exposure to securitized sectors, including CMBS, which likely aided absolute performance, as this sector outperformed investment-grade corporate bonds during the 12-month period. Similarly, the Fund’s out-of-benchmark exposure to ABS was maintained throughout the period due to the attractive risk-adjusted return characteristics of the asset class. The Fund’s allocation to this sector most likely aided performance, as asset-backed securities also outperformed investment-grade corporate bonds during the period.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The BofA Merrill Lynch 1-3 Year U.S. Corporate Credit Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three year remaining to final maturity

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the BofA Merrill Lynch 1-3 Year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Life of Class
Class VC2	0.58%	0.47%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on April 14, 2014.

2   The Class VC shares commenced operations on April 4, 2014. Performance for the Class began on April 14, 2014.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/15	12/31/15	7/1/15 - 12/31/15
Class VC
Actual	$1,000.00	$ 993.00	$4.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Auto	2.23%
Basic Industry	0.50%
Capital Goods	0.81%
Consumer Cyclical	1.46%
Consumer Discretionary	0.99%
Consumer Services	2.18%
Consumer Staples	0.81%
Energy	8.75%
Financial Services	53.98%
Foreign Government	0.39%
Government	7.15%
Health Care	4.86%
Integrated Oils	0.84%
Materials & Processing	1.57%
Municipal	0.12%
Producer Durables	1.37%
Technology	2.56%
Telecommunications	1.75%
Transportation	0.99%
Utilities	1.72%
Repurchase Agreement	4.97%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 92.44%

ASSET-BACKED SECURITIES 15.05%

Automobiles 7.59%
Ally Auto Receivables Trust 2014-2 A3	1.25%	4/15/2019	$21	$20,962
Ally Auto Receivables Trust 2015-2 A3	1.49%	11/15/2019	8	7,971
AmeriCredit Automobile Receivables Trust 2013-5 A3	0.90%	9/10/2018	15	15,306
Avis Budget Rental Car Funding AESOP LLC 2013-2A A†	2.97%	2/20/2020	100	101,850
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	100	100,403
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	100	99,886
BMW Vehicle Lease Trust 2015-1 A3	1.24%	12/20/2017	35	34,956
BMW Vehicle Owner Trust 2014-A A3	0.97%	11/26/2018	14	13,967
California Republic Auto Receivables Trust 2013-1 A2†	1.41%	9/17/2018	62	61,575
California Republic Auto Receivables Trust 2014-3 A3	1.09%	11/15/2018	5	4,987
California Republic Auto Receivables Trust 2014-4 A3	1.27%	1/15/2019	10	9,967
California Republic Auto Receivables Trust 2015-1 A2	0.88%	12/15/2017	3	3,085
California Republic Auto Receivables Trust 2015-1 A3	1.33%	4/15/2019	6	5,970
California Republic Auto Receivables Trust 2015-2 A4	1.75%	1/15/2021	67	65,659
California Republic Auto Receivables Trust 2015-2 B	2.53%	6/15/2021	32	30,943
California Republic Auto Receivables Trust 2015-3 A4	2.13%	5/17/2021	15	14,816
California Republic Auto Receivables Trust 2015-4 A2†	1.60%	9/17/2018	29	28,988
California Republic Auto Receivables Trust 2015-4 A3†	2.04%	1/15/2020	23	22,959
California Republic Auto Receivables Trust 2015-4 B†	3.73%	11/15/2021	12	11,961
Capital Auto Receivables Asset Trust 2014-3 C†	2.71%	11/20/2019	8	7,987
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%	10/20/2017	33	32,902
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	14	13,944
Capital Auto Receivables Asset Trust 2015-3 B	2.43%	9/21/2020	11	10,907

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
Capital Auto Receivables Asset Trust 2015-3 C	2.90%	12/21/2020	$10		$9,955
Capital Auto Receivables Asset Trust 2015-3 D	3.34%	3/22/2021	9		8,847
CarMax Auto Owner Trust 2013-1 C	1.54%	12/15/2018	5		4,989
CarMax Auto Owner Trust 2013-2 A3	0.64%	1/16/2018	10		9,999
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	8		8,198
CarMax Auto Owner Trust 2014-2 A3	0.98%	1/15/2019	40		39,873
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	8		8,362
CarMax Auto Owner Trust 2015-3 A2A	1.10%	11/15/2018	116		115,741
Chrysler Capital Auto Receivables Trust 2013-AA A3†	0.91%	4/16/2018	9		9,275
Chrysler Capital Auto Receivables Trust 2014-BA A2†	0.69%	9/15/2017	5		5,020
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%	5/15/2019	136		135,626
Chrysler Capital Auto Receivables Trust 2015-BA B†	2.70%	12/15/2020	3		2,992
Drive Auto Receivables Trust 2015-AA C†	3.06%	5/17/2021	50		50,083
Drive Auto Receivables Trust 2015-BA B†	2.12%	6/17/2019	11		10,979
Drive Auto Receivables Trust 2015-BA C†	2.76%	7/15/2021	3		2,981
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	25		24,897
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	22		21,944
Fifth Third Auto Trust 2014-3 A3	0.96%	3/15/2019	30		29,907
Flagship Credit Auto Trust 2015-2 A†	1.98%	10/15/2020	18		17,455
Flagship Credit Auto Trust 2015-3 A†	2.38%	10/15/2020	10		9,722
Ford Credit Auto Owner Trust 2012-D A3	0.51%	4/15/2017	–	(a)	379
Ford Credit Auto Owner Trust 2013-D A3	0.67%	4/15/2018	25		25,291
Honda Auto Receivables Owner Trust 2013-4 A3	0.69%	9/18/2017	28		28,251
Hyundai Auto Receivables Trust 2015-A A2	0.68%	10/16/2017	18		17,586
Nissan Auto Receivables Owner Trust 2014-B A3	1.11%	5/15/2019	50		49,862
Santander Drive Auto Receivables Trust 2013-3 B	1.19%	5/15/2018	15		14,776
Santander Drive Auto Receivables Trust 2014-4 C	2.60%	11/16/2020	23		23,050
Santander Drive Auto Receivables Trust 2015-1 C	2.57%	4/15/2021	36		35,809
Santander Drive Auto Receivables Trust 2015-3 B	2.07%	4/15/2020	11		10,976
Santander Drive Auto Receivables Trust 2015-3 C	2.74%	1/15/2021	13		12,945
Santander Drive Auto Receivables Trust 2015-4 C	2.97%	3/15/2021	17		16,986
Santander Drive Auto Receivables Trust 2015-5 D	3.65%	12/15/2021	27		26,662
TCF Auto Receivables Owner Trust 2015-1A A4†	1.96%	11/16/2020	34		33,625
TCF Auto Receivables Owner Trust 2015-1A B†	2.49%	4/15/2021	29		28,686
TCF Auto Receivables Owner Trust 2015-2A A2†	1.64%	1/15/2019	11		10,987

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
TCF Auto Receivables Owner Trust 2015-2A A3†	2.06%		4/15/2020	$16	$15,968
TCF Auto Receivables Owner Trust 2015-2A B†	3.00%		9/15/2021	6	5,979
TCF Auto Receivables Owner Trust 2015-2A C†	3.75%		12/15/2021	4	3,986
Volkswagen Auto Loan Enhanced Trust 2013-2 A3	0.70%		4/20/2018	45	44,574
Total					1,655,174

Credit Cards 1.27%
Bank of America Credit Card Trust 2014-A3 A	0.621%	#	1/15/2020	5	4,997
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	14	14,000
Capital One Multi-Asset Execution Trust 2015-A3	0.731%	#	3/15/2023	56	55,581
First National Master Note Trust 2015-1 A	1.101%	#	9/15/2020	3	3,007
Synchrony Credit Card Master Note Trust 2011-2 A	0.811%	#	5/15/2019	100	100,009
Synchrony Credit Card Master Note Trust 2012-6 A	1.36%		8/17/2020	100	99,545
Total					277,139

Other 6.19%
Ally Master Owner Trust 2015-3 A	1.63%		5/15/2020	100	99,107
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	11	10,956
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	96	95,852
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	116	115,826
GMF Floorplan Owner Revolving Trust 2015-1 A1†	1.65%		5/15/2020	100	98,998
Nomura CRE CDO Ltd. 2007-2A A2†	0.658%	#	5/21/2042	103	102,842
Oaktree EIF II Ltd. 2015-A1 A†(b)	2.265%	#	10/18/2027	250	247,375
Octagon Investment Partners XIX Ltd. 2014-1A A†	1.809%	#	4/15/2026	250	248,860
SLM Private Education Loan Trust 2011-B A1†	1.181%	#	12/16/2024	13	13,296
SLM Private Education Loan Trust 2012-A A1†	1.731%	#	8/15/2025	24	24,005
SLM Private Education Loan Trust 2013-B A1†	0.981%	#	7/15/2022	44	44,346
Tryon Park CLO Ltd. 2013-1A A1†	1.409%	#	7/15/2025	250	246,786
Total					1,348,249
Total Asset-Backed Securities (cost $3,291,458)					3,280,562

CORPORATE BONDS 43.57%

Aerospace/Defense 0.66%
BAE Systems plc (United Kingdom)†(c)	3.50%		10/11/2016	5	5,073
Exelis, Inc.	4.25%		10/1/2016	65	66,179
Harris Corp.	2.70%		4/27/2020	18	17,677
Litton Industries, Inc.	6.75%		4/15/2018	10	10,974
Lockheed Martin Corp.	2.50%		11/23/2020	15	14,928
Spirit AeroSystems, Inc.	6.75%		12/15/2020	29	30,033
Total					144,864

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Auto Parts: Original Equipment 0.31%
BorgWarner, Inc.	5.75%	11/1/2016	$8	$8,254
International Automotive Components Group SA (Luxembourg)†(c)	9.125%	6/1/2018	15	12,900
Tenneco, Inc.	6.875%	12/15/2020	45	46,800
Total				67,954

Automotive 1.96%
Ford Motor Credit Co. LLC	6.625%	8/15/2017	200	213,257
General Motors Co.	3.50%	10/2/2018	32	32,401
General Motors Financial Co., Inc.	2.40%	4/10/2018	17	16,926
General Motors Financial Co., Inc.	3.00%	9/25/2017	4	4,017
General Motors Financial Co., Inc.	3.10%	1/15/2019	20	19,985
General Motors Financial Co., Inc.	3.20%	7/13/2020	70	68,994
General Motors Financial Co., Inc.	3.25%	5/15/2018	5	5,028
General Motors Financial Co., Inc.	4.75%	8/15/2017	50	51,842
Hyundai Capital America†	2.40%	10/30/2018	15	14,960
Total				427,410

Banks: Regional 4.54%
Associated Banc-Corp.	5.125%	3/28/2016	19	19,104
Bank of America Corp.	2.625%	10/19/2020	34	33,610
Bank of America Corp.	7.80%	9/15/2016	125	130,189
Capital One Financial Corp.	5.25%	2/21/2017	5	5,171
Capital One Financial Corp.	6.15%	9/1/2016	10	10,306
CIT Group, Inc.	3.875%	2/19/2019	4	3,990
CIT Group, Inc.	4.25%	8/15/2017	26	26,650
CIT Group, Inc.	5.00%	5/15/2017	2	2,065
CIT Group, Inc.†	5.50%	2/15/2019	36	37,710
Citigroup, Inc.	2.65%	10/26/2020	32	31,777
Fifth Third Bancorp	2.875%	7/27/2020	36	35,998
Fifth Third Bancorp	5.45%	1/15/2017	5	5,185
Goldman Sachs Group, Inc. (The)	5.625%	1/15/2017	48	49,869
Goldman Sachs Group, Inc. (The)	5.95%	1/18/2018	8	8,620
HBOS plc (United Kingdom)†(c)	6.75%	5/21/2018	100	109,315
Huntington Bancshares, Inc.	2.60%	8/2/2018	41	41,072
Huntington Bancshares, Inc.	7.00%	12/15/2020	13	15,154
JPMorgan Chase & Co.	2.25%	1/23/2020	18	17,718
Lloyds Bank plc (United Kingdom)(c)	9.875%	12/16/2021	125	133,848
National City Corp.	6.875%	5/15/2019	47	53,137
PNC Funding Corp.	5.625%	2/1/2017	5	5,199

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Popular, Inc.	7.00%		7/1/2019	$12	$11,265
Regions Financial Corp.	2.00%		5/15/2018	27	26,825
Royal Bank of Scotland NV (Netherlands)(c)	4.65%		6/4/2018	2	2,066
Royal Bank of Scotland plc (The) (United Kingdom)(c)	9.50%		3/16/2022	77	83,530
Santander Holdings USA, Inc.	4.625%		4/19/2016	8	8,071
Santander UK Group Holdings plc (United Kingdom)(c)	2.875%		10/16/2020	44	43,789
Synovus Financial Corp.	7.875%		2/15/2019	35	38,981
Total					990,214

Biotechnology Research & Production 0.05%
Biogen, Inc.	2.90%		9/15/2020	12	11,981

Building Materials 0.24%
Fortune Brands Home & Security, Inc.	3.00%		6/15/2020	5	4,978
Martin Marietta Materials, Inc.	1.703%	#	6/30/2017	32	31,789
Martin Marietta Materials, Inc.	6.60%		4/15/2018	12	12,936
Owens Corning	9.00%		6/15/2019	3	3,479
Total					53,182

Business Services 0.83%
Hertz Corp. (The)	7.50%		10/15/2018	46	47,035
Igloo Holdings Corp. PIK†	8.25%		12/15/2017	20	20,025
Interactive Data Corp.†	5.875%		4/15/2019	25	25,625
NES Rentals Holdings, Inc.†	7.875%		5/1/2018	16	14,640
Verisk Analytics, Inc.	4.875%		1/15/2019	17	17,794
Western Union Co. (The)	2.875%		12/10/2017	25	25,309
Western Union Co. (The)	3.35%		5/22/2019	20	20,269
Western Union Co. (The)	5.93%		10/1/2016	10	10,320
Total					181,017

Chemicals 0.14%
Nufarm Australia Ltd. (Australia)†(c)	6.375%		10/15/2019	10	9,937
PetroLogistics LP/PetroLogistics Finance Corp.	6.25%		4/1/2020	20	21,000
Total					30,937

Computer Hardware 0.52%
Computer Sciences Corp.	6.50%		3/15/2018	25	26,988
Hewlett-Packard Enterprise Co.†	2.85%		10/5/2018	55	55,005
Hewlett-Packard Enterprise Co.†	3.60%		10/15/2020	31	31,105
Total					113,098

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computer Software 0.36%
Aspect Software, Inc.	10.625%	5/15/2017	$7	$3,850
Audatex North America, Inc.†	6.00%	6/15/2021	2	2,022
Audatex North America, Inc.†	6.125%	11/1/2023	13	13,130
Dun & Bradstreet Corp. (The)	3.25%	12/1/2017	5	5,041
Emdeon, Inc.	11.00%	12/31/2019	31	32,434
Fidelity National Information Services, Inc.	2.85%	10/15/2018	21	21,088
Fidelity National Information Services, Inc.	5.00%	3/15/2022	2	2,080
Total				79,645

Containers 0.33%
Coveris Holding Corp.†	10.00%	6/1/2018	28	26,740
Novelis, Inc.	8.75%	12/15/2020	27	24,907
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	20	19,800
Total				71,447

Diversified 0.17%
Alphabet Holding Co., Inc. PIK	7.75%	11/1/2017	38	37,145

Drugs 2.69%
Actavis Funding SCS (Luxembourg)(c)	2.35%	3/12/2018	10	10,016
Baxalta, Inc.†	2.875%	6/23/2020	30	29,659
Capsugel SA PIK (Luxembourg)†(c)	7.00%	5/15/2019	38	37,121
Express Scripts Holding Co.	2.65%	2/15/2017	59	59,596
Express Scripts Holding Co.	7.25%	6/15/2019	3	3,454
Forest Laboratories, Inc.†	4.375%	2/1/2019	156	163,539
McKesson Corp.	7.50%	2/15/2019	5	5,725
Medco Health Solutions, Inc.	7.125%	3/15/2018	13	14,378
Mylan NV†	3.00%	12/15/2018	10	9,985
Mylan NV†	3.75%	12/15/2020	25	25,054
Mylan, Inc.	1.35%	11/29/2016	23	22,812
Mylan, Inc.	1.80%	6/24/2016	30	29,984
Mylan, Inc.	2.55%	3/28/2019	11	10,864
Mylan, Inc.	2.60%	6/24/2018	72	71,489
Valeant Pharmaceuticals International, Inc.†	6.75%	8/15/2018	7	6,972
Valeant Pharmaceuticals International, Inc.†	7.00%	10/1/2020	15	15,038
Zoetis, Inc.	1.15%	2/1/2016	5	4,999
Zoetis, Inc.	1.875%	2/1/2018	66	65,151
Total				585,836

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power 1.56%
Dominion Resources, Inc.	1.25%	3/15/2017	$10	$9,941
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	10	11,331
Entergy Corp.	4.70%	1/15/2017	30	30,770
Entergy Corp.	5.125%	9/15/2020	1	1,076
Exelon Generation Co. LLC	2.95%	1/15/2020	35	34,907
Exelon Generation Co. LLC	4.00%	10/1/2020	32	33,013
Exelon Generation Co. LLC	5.20%	10/1/2019	1	1,078
Jersey Central Power & Light Co.	7.35%	2/1/2019	10	11,263
Metropolitan Edison Co.	7.70%	1/15/2019	11	12,534
NextEra Energy Capital Holdings, Inc.	2.056%	9/1/2017	50	50,067
NiSource Finance Corp.	6.80%	1/15/2019	50	56,131
NRG Energy, Inc.	8.25%	9/1/2020	30	29,250
Pennsylvania Electric Co.	6.05%	9/1/2017	4	4,259
PG&E Corp.	2.40%	3/1/2019	5	4,993
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	3.90%	5/1/2016	41	41,167
Progress Energy, Inc.	7.05%	3/15/2019	4	4,541
TECO Finance, Inc.	6.572%	11/1/2017	3	3,234
Total				339,555

Electrical Equipment 0.29%
KLA-Tencor Corp.	2.375%	11/1/2017	16	16,016
KLA-Tencor Corp.	3.375%	11/1/2019	46	46,513
Total				62,529

Electronics 0.55%
FLIR Systems, Inc.	3.75%	9/1/2016	13	13,190
Jabil Circuit, Inc.	7.75%	7/15/2016	72	73,980
Jabil Circuit, Inc.	8.25%	3/15/2018	22	24,310
Kemet Corp.	10.50%	5/1/2018	10	8,550
Total				120,030

Engineering & Contracting Services 0.05%
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	13	10,400

Entertainment 0.68%
CCM Merger, Inc.†	9.125%	5/1/2019	14	14,683
Mohegan Tribal Gaming Authority†	11.00%	9/15/2018	24	23,940
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.†	8.875%	4/15/2017	33	32,402
Peninsula Gaming LLC/Peninsula Gaming Corp.†	8.375%	2/15/2018	10	10,200

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Entertainment (continued)
Pinnacle Entertainment, Inc.	7.50%		4/15/2021	$29		$30,377
Pinnacle Entertainment, Inc.	8.75%		5/15/2020	8		8,350
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%		6/15/2019	23		23,920
Shingle Springs Tribal Gaming Authority†	9.75%		9/1/2021	4		4,100
Total						147,972

Financial Services 4.53%
Air Lease Corp.	4.50%		1/15/2016	18		18,012
Air Lease Corp.	5.625%		4/1/2017	161		167,440
Alliance Data Systems Corp.†	6.375%		4/1/2020	24		24,330
Bear Stearns Cos. LLC (The)	5.55%		1/22/2017	32		33,263
Countrywide Financial Corp.	6.25%		5/15/2016	65		66,102
Denali Borrower LLC/Denali Finance Corp.†	5.625%		10/15/2020	122		128,100
Discover Financial Services	6.45%		6/12/2017	66		69,779
International Lease Finance Corp.	5.875%		4/1/2019	2		2,125
International Lease Finance Corp.	6.25%		5/15/2019	75		80,531
International Lease Finance Corp.†	7.125%		9/1/2018	27		29,666
Jefferies Group LLC	5.125%		4/13/2018	18		18,741
Jefferies Group LLC	6.875%		4/15/2021	22		24,666
Jefferies Group LLC	8.50%		7/15/2019	56		65,322
Lazard Group LLC	4.25%		11/14/2020	7		7,258
Lazard Group LLC	6.85%		6/15/2017	6		6,390
Macquarie Group Ltd. (Australia)†(c)	6.00%		1/14/2020	75		82,851
Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625%		5/1/2019	33		34,155
Navient Corp.	4.875%		6/17/2019	16		14,760
Navient Corp.	5.50%		1/15/2019	36		33,750
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%		3/15/2022	54		56,228
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%		9/1/2018	22		23,100
Utility Contract Funding LLC†	7.944%		10/1/2016	–	(a)	308
Total						986,877

Food 0.64%
Bumble Bee Holdco SCA PIK (Luxembourg)†(c)	9.625%		3/15/2018	20		20,050
JBS USA LLC/JBS USA Finance, Inc. †	7.25%		6/1/2021	47		46,883
Kraft Heinz Foods Co.†	1.60%		6/30/2017	21		20,947
Kraft Heinz Foods Co.†	2.00%		7/2/2018	5		4,979
Mondelez International, Inc.	0.849%	#	2/1/2019	2		1,966

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food (continued)
Tesco plc (United Kingdom)†(c)	5.50%	11/15/2017	$2	$2,088
US Foods, Inc.	8.50%	6/30/2019	41	42,333
Total				139,246

Health Care Products 1.09%
Becton, Dickinson & Co.	6.375%	8/1/2019	42	47,450
Boston Scientific Corp.	2.65%	10/1/2018	2	2,012
Boston Scientific Corp.	2.85%	5/15/2020	61	60,744
Boston Scientific Corp.	6.00%	1/15/2020	25	27,785
Immucor, Inc.	11.125%	8/15/2019	22	20,130
Kinetic Concepts, Inc./KCI USA, Inc.	12.50%	11/1/2019	23	20,987
Life Technologies Corp.	6.00%	3/1/2020	22	24,411
Zimmer Biomet Holdings, Inc.	2.00%	4/1/2018	10	9,944
Zimmer Biomet Holdings, Inc.	2.70%	4/1/2020	25	24,710
Total				238,173

Health Care Services 0.61%
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	47	47,587
HealthSouth Corp.	7.75%	9/15/2022	19	19,855
IASIS Healthcare LLC/IASIS Capital Corp.	8.375%	5/15/2019	29	26,825
Tenet Healthcare Corp.	8.00%	8/1/2020	39	39,293
Total				133,560

Household Equipment/Products 0.04%
Jarden Corp.	6.125%	11/15/2022	8	8,265

Insurance 0.82%
American Equity Investment Life Holding Co.	6.625%	7/15/2021	22	22,990
CNO Financial Group, Inc.	4.50%	5/30/2020	27	27,607
Fidelity National Financial, Inc.	6.60%	5/15/2017	11	11,610
Kemper Corp.	6.00%	5/15/2017	6	6,235
Liberty Mutual Group, Inc.†	6.70%	8/15/2016	2	2,066
Lincoln National Corp.	8.75%	7/1/2019	7	8,414
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	47	47,136
Torchmark Corp.	6.375%	6/15/2016	10	10,209
Willis Group Holdings plc (United Kingdom)(c)	4.125%	3/15/2016	25	25,137
Willis North America, Inc.	6.20%	3/28/2017	16	16,832
Total				178,236

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Leasing 0.93%
Aviation Capital Group Corp.†	2.875%	9/17/2018	$20	$19,910
Aviation Capital Group Corp.†	3.875%	9/27/2016	4	4,035
Aviation Capital Group Corp.†	4.625%	1/31/2018	17	17,361
Aviation Capital Group Corp.†	7.125%	10/15/2020	77	88,261
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%	6/15/2019	2	1,969
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.875%	7/17/2018	2	2,014
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.20%	7/15/2020	63	62,433
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.375%	3/15/2018	4	4,066
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.75%	5/11/2017	2	2,041
Total				202,090

Leisure 0.07%
Carnival Corp.	3.95%	10/15/2020	15	15,685

Lodging 0.29%
Hyatt Hotels Corp.†	6.875%	8/15/2019	50	56,729
Starwood Hotels & Resorts Worldwide, Inc.	6.75%	5/15/2018	5	5,473
Total				62,202

Machinery: Agricultural 0.60%
Reynolds American, Inc.	3.50%	8/4/2016	2	2,022
Reynolds American, Inc.	6.75%	6/15/2017	1	1,068
Reynolds American, Inc.	6.875%	5/1/2020	78	90,067
Reynolds American, Inc.	7.75%	6/1/2018	32	36,103
Southern States Cooperative, Inc.†	10.00%	8/15/2021	2	1,740
Total				131,000

Machinery: Industrial/Specialty 0.35%
CNH Industrial Capital LLC	6.25%	11/1/2016	50	51,188
Stanley Black & Decker, Inc.	2.451%	11/17/2018	10	10,046
Xylem, Inc.	3.55%	9/20/2016	15	15,207
Total				76,441

Manufacturing 0.03%
Ingersoll-Rand Global Holding Co., Ltd.	2.875%	1/15/2019	2	2,022
Smith & Wesson Holding Corp.†	5.00%	7/15/2018	5	5,087
Total				7,109

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media 1.72%
Block Communications, Inc.†	7.25%		2/1/2020	$12	$12,000
CCO Holdings LLC/CCO Holdings Capital Corp.	6.50%		4/30/2021	66	68,764
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%		1/15/2019	2	2,045
Cox Communications, Inc.†	5.875%		12/1/2016	33	34,125
Cox Communications, Inc.†	6.25%		6/1/2018	5	5,376
Cox Communications, Inc.†	9.375%		1/15/2019	45	52,173
Discovery Communications LLC	5.625%		8/15/2019	63	68,613
Harron Communications LP/Harron Finance Corp.†	9.125%		4/1/2020	10	10,613
Sirius XM Radio, Inc.†	5.25%		8/15/2022	5	5,294
Time Warner Cable, Inc.	8.25%		4/1/2019	10	11,491
Time Warner Cable, Inc.	8.75%		2/14/2019	6	6,965
Univision Communications, Inc.†	8.50%		5/15/2021	34	34,893
Viacom, Inc.	2.20%		4/1/2019	30	29,491
Viacom, Inc.	2.75%		12/15/2019	5	4,937
Viacom, Inc.	3.50%		4/1/2017	5	5,090
Viacom, Inc.	6.125%		10/5/2017	4	4,260
WideOpenWest Finance LLC/WideOpenWest Capital Corp.	10.25%		7/15/2019	20	18,935
Total					375,065

Metals & Minerals: Miscellaneous 0.68%
Glencore Finance Canada Ltd. (Canada)†(c)	2.70%		10/25/2017	5	4,577
Glencore Finance Canada Ltd. (Canada)†(c)	3.60%		1/15/2017	23	22,224
Glencore Finance Canada Ltd. (Canada)†(c)	5.80%		11/15/2016	7	6,975
Glencore Funding LLC†	2.125%		4/16/2018	50	44,456
Kinross Gold Corp. (Canada)(c)	3.625%		9/1/2016	37	36,087
New Gold, Inc. (Canada)†(c)	7.00%		4/15/2020	37	33,439
Total					147,758

Natural Gas 0.27%
CenterPoint Energy, Inc.	5.95%		2/1/2017	30	31,307
Laclede Group, Inc. (The)	1.112%	#	8/15/2017	5	4,977
Sempra Energy	9.80%		2/15/2019	18	21,797
Total					58,081

Oil 4.13%
Anadarko Petroleum Corp.	5.95%		9/15/2016	41	42,137
Anadarko Petroleum Corp.	6.375%		9/15/2017	6	6,294
Anadarko Petroleum Corp.	8.70%		3/15/2019	3	3,411

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Antero Resources Corp.	6.00%		12/1/2020	$23	$19,320
Bill Barrett Corp.	7.625%		10/1/2019	6	4,230
Canadian Natural Resources Ltd. (Canada)(c)	5.70%		5/15/2017	15	15,325
Canadian Oil Sands Ltd. (Canada)†(c)	7.75%		5/15/2019	5	5,360
Carrizo Oil & Gas, Inc.	7.50%		9/15/2020	27	23,726
Chaparral Energy, Inc.	8.25%		9/1/2021	7	1,715
Chaparral Energy, Inc.	9.875%		10/1/2020	14	3,570
Cimarex Energy Co.	5.875%		5/1/2022	4	3,835
Clayton Williams Energy, Inc.	7.75%		4/1/2019	3	2,329
CNOOC Finance 2013 Ltd. (Hong Kong)(c)	1.75%		5/9/2018	200	197,015
Concho Resources, Inc.	6.50%		1/15/2022	18	17,370
Concho Resources, Inc.	7.00%		1/15/2021	2	1,980
ConocoPhillips	5.75%		2/1/2019	50	54,141
Continental Resources, Inc.	7.125%		4/1/2021	56	52,004
Continental Resources, Inc.	7.375%		10/1/2020	25	23,047
Delek & Avner Tamar Bond Ltd. (Israel)†(c)	2.803%		12/30/2016	100	99,966
Denbury Resources, Inc.	5.50%		5/1/2022	12	4,044
Devon Energy Corp.	1.052%	#	12/15/2016	34	33,660
Devon Energy Corp.	6.30%		1/15/2019	15	15,465
Ecopetrol SA (Colombia)(c)	4.25%		9/18/2018	12	11,970
Hess Corp.	1.30%		6/15/2017	25	24,471
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%		4/15/2021	23	22,195
Legacy Reserves LP/Legacy Reserves Finance Corp.	8.00%		12/1/2020	6	1,290
Marathon Petroleum Corp.	2.70%		12/14/2018	25	24,738
MEG Energy Corp. (Canada)†(c)	6.50%		3/15/2021	19	13,395
Noble Energy, Inc.	5.625%		5/1/2021	24	23,503
Noble Energy, Inc.	5.875%		6/1/2022	53	50,485
Petrobras Global Finance BV (Netherlands)(c)	2.886%	#	3/17/2017	8	7,350
Petroleos Mexicanos (Mexico)(c)	2.335%	#	7/18/2018	25	24,781
Pioneer Natural Resources Co.	6.65%		3/15/2017	3	3,098
Pioneer Natural Resources Co.	6.875%		5/1/2018	1	1,063
Range Resources Corp.	5.00%		8/15/2022	10	7,525
Range Resources Corp.	5.75%		6/1/2021	9	7,155
Rowan Cos., Inc.	7.875%		8/1/2019	7	6,887
Seven Generations Energy Ltd. (Canada)†(c)	8.25%		5/15/2020	10	9,050
SM Energy Co.	6.50%		11/15/2021	8	6,000
Southwestern Energy Co.	3.30%		1/23/2018	3	2,464
Sunoco, Inc.	5.75%		1/15/2017	2	2,011

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Valero Energy Corp.	9.375%	3/15/2019	$17	$20,099
W&T Offshore, Inc.	8.50%	6/15/2019	6	2,130
Total				901,604

Oil: Crude Producers 3.58%
Columbia Pipeline Group, Inc.†	3.30%	6/1/2020	46	44,836
Copano Energy LLC/Copano Energy Finance Corp.	7.125%	4/1/2021	15	14,986
DCP Midstream LLC†	9.75%	3/15/2019	20	20,465
Enbridge Energy Partners LP	6.50%	4/15/2018	15	15,724
Enbridge Energy Partners LP	9.875%	3/1/2019	16	18,232
Energy Transfer Partners LP	2.50%	6/15/2018	6	5,750
Energy Transfer Partners LP	9.00%	4/15/2019	64	70,466
Energy Transfer Partners LP	9.70%	3/15/2019	42	46,288
EnLink Midstream Partners LP/EnLink Midstream Finance Corp.	7.125%	6/1/2022	13	13,828
Enterprise Products Operating LLC	6.30%	9/15/2017	2	2,105
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	25	28,190
Gulf South Pipeline Co. LP†	6.30%	8/15/2017	15	15,626
Gulfstream Natural Gas System LLC†	6.95%	6/1/2016	25	25,471
Hiland Partners LP/Hiland Partners Finance Corp.†	5.50%	5/15/2022	12	11,542
Hiland Partners LP/Hiland Partners Finance Corp.†	7.25%	10/1/2020	114	115,282
Kinder Morgan Finance Co. LLC	5.70%	1/5/2016	2	2,000
Kinder Morgan, Inc.	7.25%	6/1/2018	23	23,896
Magellan Midstream Partners LP	5.65%	10/15/2016	42	43,151
Magellan Midstream Partners LP	6.55%	7/15/2019	10	10,926
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	9	8,437
Northwest Pipeline LLC	7.00%	6/15/2016	25	25,664
Plains All American Pipeline LP/PAA Finance Corp.	8.75%	5/1/2019	2	2,196
Regency Energy Partners LP/Regency Energy Finance Corp.	6.50%	7/15/2021	49	49,490
Sabine Pass LNG LP	6.50%	11/1/2020	29	28,275
Spectra Energy Partners LP	2.95%	6/15/2016	8	8,030
Sunoco Logistics Partners Operations LP	6.125%	5/15/2016	5	5,072
TransCanada PipeLines Ltd. (Canada)(c)	7.125%	1/15/2019	25	27,868
Transcontinental Gas Pipe Line Co. LLC	6.40%	4/15/2016	10	10,123
Williams Partners LP/ACMP Finance Corp.	4.875%	5/15/2023	11	8,930
Williams Partners LP/ACMP Finance Corp.	6.125%	7/15/2022	83	78,619
Total				781,468

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated Domestic 0.74%
Cameron International Corp.	1.15%	12/15/2016	$2	$1,981
Cameron International Corp.	1.40%	6/15/2017	4	3,945
Cameron International Corp.	6.375%	7/15/2018	25	27,129
Schlumberger Holdings Corp.†	2.35%	12/21/2018	40	39,768
Schlumberger Holdings Corp.†	3.00%	12/21/2020	25	24,705
Weatherford International Ltd.	9.625%	3/1/2019	66	64,350
Total				161,878

Paper & Forest Products 0.09%
Georgia-Pacific LLC†	5.40%	11/1/2020	2	2,208
Mercer International, Inc. (Canada)(c)	7.00%	12/1/2019	18	18,135
Total				20,343

Real Estate Investment Trusts 3.53%
American Tower Corp.	2.80%	6/1/2020	50	49,475
American Tower Corp.	7.25%	5/15/2019	32	36,227
Boston Properties LP	5.625%	11/15/2020	25	27,854
DDR Corp.	7.50%	4/1/2017	30	31,970
DDR Corp.	7.50%	7/15/2018	5	5,614
DDR Corp.	9.625%	3/15/2016	15	15,235
Digital Delta Holdings LLC†	3.40%	10/1/2020	20	20,043
Digital Realty Trust LP	5.875%	2/1/2020	27	29,794
EPR Properties	7.75%	7/15/2020	89	103,912
HCP, Inc.	3.75%	2/1/2019	2	2,065
HCP, Inc.	5.625%	5/1/2017	75	78,475
HCP, Inc.	6.00%	1/30/2017	25	26,049
HCP, Inc.	6.30%	9/15/2016	5	5,170
Healthcare Realty Trust, Inc.	5.75%	1/15/2021	2	2,208
Hospitality Properties Trust	6.30%	6/15/2016	29	29,100
Hospitality Properties Trust	6.70%	1/15/2018	5	5,291
Kilroy Realty LP	4.80%	7/15/2018	25	26,254
Kilroy Realty LP	6.625%	6/1/2020	50	56,686
Mid-America Apartments LP	6.05%	9/1/2016	5	5,130
Reckson Operating Partnership LP	6.00%	3/31/2016	25	25,235
Regency Centers LP	5.875%	6/15/2017	2	2,110
Senior Housing Properties Trust	3.25%	5/1/2019	2	1,994
Senior Housing Properties Trust	6.75%	4/15/2020	14	15,508
SL Green Realty Corp.	5.00%	8/15/2018	8	8,399
SL Green Realty Corp.	7.75%	3/15/2020	16	18,692

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts (continued)
Ventas Realty LP	1.55%	9/26/2016	$2	$2,002
Vereit Operating Partnership LP	2.00%	2/6/2017	22	21,835
Vereit Operating Partnership LP	3.00%	2/6/2019	93	89,698
Vornado Realty LP	2.50%	6/30/2019	25	24,641
Weyerhaeuser Co.	7.375%	10/1/2019	2	2,299
Total				768,965

Retail 0.64%
Checkers Drive-In Restaurants, Inc.†	11.00%	12/1/2017	2	2,110
Chinos Intermediate Holdings A, Inc. PIK†	7.75%	5/1/2019	33	8,295
Dollar General Corp.	4.125%	7/15/2017	19	19,518
Neiman Marcus Group Ltd. LLC PIK†	8.75%	10/15/2021	14	8,750
Petco Animal Supplies, Inc.†	9.25%	12/1/2018	2	2,055
PETCO Holdings, Inc. PIK†	8.50%	10/15/2017	30	30,563
QVC, Inc.	3.125%	4/1/2019	17	16,791
Rite Aid Corp.	9.25%	3/15/2020	2	2,118
Serta Simmons Bedding LLC†	8.125%	10/1/2020	30	31,500
Walgreen Co.	5.25%	1/15/2019	2	2,139
Yum! Brands, Inc.	6.25%	4/15/2016	15	15,198
Total				139,037

Retail: Specialty 0.08%
Avon Products, Inc.	6.35%	3/15/2020	22	17,050

Steel 0.25%

Allegheny Technologies, Inc.	9.375%	6/1/2019	30	24,150
Vale Overseas Ltd. (Brazil)(c)	6.25%	1/23/2017	30	29,973
Total				54,123

Technology 0.30%
Expedia, Inc.	7.456%	8/15/2018	58	64,673

Telecommunications 1.60%
America Movil SAB de CV (Mexico)(c)	5.625%	11/15/2017	20	21,379
AT&T, Inc.	2.45%	6/30/2020	59	58,166
AT&T, Inc.	5.50%	2/1/2018	30	32,085
AT&T, Inc.	5.80%	2/15/2019	10	11,040
Frontier Communications Corp.	8.50%	4/15/2020	35	35,175
Frontier Communications Corp.†	8.875%	9/15/2020	45	45,675
GTE Corp.	6.84%	4/15/2018	40	43,970
Intelsat Jackson Holdings SA (Luxembourg)(c)	7.25%	4/1/2019	36	33,210

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Telecommunications (continued)
T-Mobile USA, Inc.	6.464%	4/28/2019	$46		$47,487
T-Mobile USA, Inc.	6.625%	11/15/2020	19		19,798
Total					347,985

Transportation: Miscellaneous 0.03%
Ryder System, Inc.	5.85%	11/1/2016	3		3,111
Southern Railway Co.	9.75%	6/15/2020	3		3,831
Total					6,942
Total Corporate Bonds (cost $9,731,762)					9,499,072

FLOATING RATE LOANS(d) 3.12%

Biotechnology Research & Production 0.05%
Amgen, Inc. Term Loan	1.607%	10/1/2018	11		10,821

Business Services 0.04%
Hertz Corp. (The) Letter of Credit Term Loan	1.00%	3/11/2018	5		4,950
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	5		4,426
Total					9,376

Computer Software 0.22%
Activision Blizzard, Inc. Term Loan	3.25%	10/13/2020	21		21,166
First Data Corp. 2018 New Dollar Term Loan	3.918%	3/23/2018	26		25,706
Total					46,872

Containers 0.07%
Owens Illinois, Inc. Term Loan B	3.50%	9/1/2022	15		14,941

Electric: Power 0.04%
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%	8/21/2020	5		4,650
Panda Sherman Power LLC Advance Construction Term Loan	9.00%	9/14/2018	–	(a)	896
Texas Competitive Electric Holdings Co. LLC DIP 2014 Delayed Draw Term Loan	3.75%	11/7/2016	4		3,972
Total					9,518

Electrical Equipment 0.54%
Avago Technologies Cayman Ltd. Term Loan	3.75%	5/6/2021	8		8,153
Avago Technologies Term Loan B	–(e)	2/1/2023	90		89,220
Sensata Technologies B.V. 6th Amendment Term Loan (Netherlands)(c)	3.00%	10/14/2021	20		19,606
Total					116,979

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Entertainment 0.12%
Kasima LLC Term Loan	3.25%	5/17/2021	$27	$26,562

Financial Services 0.25%
Delos Finance S.A.R.L. Term Loan (Luxembourg)(c)	3.50%	3/6/2021	22	21,959
Synchrony Financial Term Loan	2.169%	8/5/2019	34	33,436
Total				55,395

Food/Beverage 0.10%
Aramark Corp. Term Loan E	3.25%	9/7/2019	21	21,027

Gaming 0.09%
Seminole Tribe of Florida Initial Term Loan	3.00%	4/29/2020	19	19,225

Health Care Products 0.44%
Fresenius US Finance I, Inc. Tranche B Term Loan (Germany)(c)	2.422%	8/7/2019	32	32,393
Mallinckrodt International Finance SA Initial Term Loan B (Luxembourg)(c)	3.25%	3/19/2021	45	43,441
Zimmer Holdings, Inc. Term Loan A	1.618%–1.803%	5/29/2019	20	19,950
Total				95,784

Health Care Services 0.02%
Fresenius Medical Care AG & Co. KGaA Tranche A Term Loan	1.697%	10/30/2019	4	4,275

Household Equipment/Products 0.06%
Dell International LLC Term Loan B2	4.00%	4/29/2020	14	13,845

Lodging 0.33%
Las Vegas Sands LLC Term Loan B	3.25%	12/19/2020	72	71,706

Media 0.46%
AMC Networks, Inc. Term Loan A	1.776%	12/16/2019	58	56,732
Charter Communications Operating LLC Term Loan E	3.00%	7/1/2020	24	23,371
CSC Holdings LLC Term Loan B	2.924%	4/17/2020	21	20,971
Total				101,074

Miscellaneous 0.11%
Harris Corp. 3 Year Tranche Term Loan	1.74%	5/29/2018	5	4,865
Harris Corp. 5 Year Tranche Term Loan	1.93%	5/29/2020	19	18,500
Total				23,365

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil 0.00%
Templar Energy LLC 2nd Lien New Term Loan	8.50%		11/25/2020	3	364

Retail 0.09%
Rite Aid Corp. 2nd Lien Tranche 2 Term Loan	4.875%		6/21/2021	8	7,995
Staples, Inc. Initial Term Loan	–(e)		4/23/2021	12	11,890
Total					19,885

Telecommunications 0.09%
AT&T, Inc. Tranche A Term Loan	1.416%		3/2/2018	10	9,987
DigitalGlobe, Inc. Term Loan	4.75%		1/31/2020	10	9,724
Total					19,711
Total Floating Rate Loans (cost $686,429)					680,725

FOREIGN GOVERNMENT OBLIGATIONS(c) 0.40%

Dominican Republic 0.03%
Dominican Republic†	9.04%		1/23/2018	5	5,793

Mexico 0.10%
United Mexican States	5.95%		3/19/2019	20	22,225

Peru 0.08%
Republic of Peru	7.125%		3/30/2019	15	17,115

Philippines 0.09%
Republic of Philippines	9.875%		1/15/2019	15	18,594

Poland 0.10%
Republic of Poland	6.375%		7/15/2019	20	22,875
Total Foreign Government Obligations (cost $86,349)					86,602

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 2.52%
Federal Home Loan Mortgage Corp. 2011-K704 B†	4.535%	#	10/25/2030	20	20,843
Federal Home Loan Mortgage Corp. 2012-K707 B†	3.883%	#	1/25/2047	42	42,898
Federal Home Loan Mortgage Corp. 2012-K709 B†	3.741%	#	4/25/2045	75	76,508
Federal Home Loan Mortgage Corp. 2012-K710 B†	3.819%	#	6/25/2047	85	86,911
Federal Home Loan Mortgage Corp. 2012-K711 B†	3.562%	#	8/25/2045	30	30,404
Federal Home Loan Mortgage Corp. 2013-K713 B†	3.165%	#	4/25/2046	30	29,906
Federal Home Loan Mortgage Corp. 2014-K503 B†	3.009%	#	10/25/2047	10	9,941
Government National Mortgage Assoc. 2014-109 A	2.325%		1/16/2046	18	18,216
Government National Mortgage Assoc. 2014-112 A	3.00%		1/16/2048	9	9,578

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	$22	$22,299
Government National Mortgage Assoc. 2014-64 A	2.20%		2/16/2045	48	48,427
Government National Mortgage Assoc. 2014-64 IO	1.307%	#	12/16/2054	485	41,170
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	1	1,500
Government National Mortgage Assoc. 2014-78 IO	0.801%	#	3/16/2056	83	5,291
Government National Mortgage Assoc. 2015-47 AE	2.90%	#	11/16/2055	15	14,994
Government National Mortgage Assoc. 2015-48 AS	2.90%	#	2/16/2049	35	34,978
Government National Mortgage Assoc. 2015-73 AC	2.90%	#	2/16/2053	54	55,224
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $553,026)					549,088

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 2.96%
Federal Home Loan Mortgage Corp.	2.526%	#	6/1/2041	22	23,868
Federal Home Loan Mortgage Corp.	3.076%	#	10/1/2044	96	98,357
Federal Home Loan Mortgage Corp.	3.087%	#	10/1/2043	27	27,293
Federal Home Loan Mortgage Corp.	3.212%	#	12/1/2040	54	56,387
Federal Home Loan Mortgage Corp.	3.411%	#	6/1/2042	19	19,590
Federal National Mortgage Assoc.	2.491%	#	10/1/2036	72	76,165
Federal National Mortgage Assoc.	2.721%	#	12/1/2045	12	12,223
Federal National Mortgage Assoc.	2.735%	#	12/1/2045	50	50,953
Federal National Mortgage Assoc.	2.81%	#	11/1/2044	28	28,833
Federal National Mortgage Assoc.	2.844%	#	10/1/2045	13	13,294
Federal National Mortgage Assoc.	2.894%	#	6/1/2042	34	35,300
Federal National Mortgage Assoc.	3.149%	#	3/1/2042	34	35,632
Federal National Mortgage Assoc.	3.369%	#	12/1/2040	4	4,475
Federal National Mortgage Assoc.	3.419%	#	12/1/2040	8	8,374
Federal National Mortgage Assoc.	3.457%	#	10/1/2040	3	2,841
Federal National Mortgage Assoc.	3.695%	#	1/1/2042	71	74,272
Federal National Mortgage Assoc.	3.969%	#	4/1/2040	74	78,095
Total Government Sponsored Enterprises Pass-Throughs (cost $651,419)					645,952

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
MUNICIPAL BONDS 0.12%

Miscellaneous
Illinois	5.163%		2/1/2018	$15		$15,671
New Jersey Transp Tr Fnd Auth	1.087%		12/15/2016	10		9,984
Total Municipal Bonds (cost $25,576)						25,655

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 22.88%
A10 Bridge Asset Financing LLC 2015-AA A†	2.381%	#	5/15/2030	75		75,000
Americold LLC Trust 2010-ARTA A1†	3.847%		1/14/2029	57		58,922
Aventura Mall Trust 2013-AVM A†	3.867%	#	12/5/2032	100		104,602
BAMLL-DB Trust 2012-OSI A1†	2.343%		4/13/2029	69		69,274
Banc of America Commercial Mortgage Trust 2006-6 AM	5.39%		10/10/2045	35		35,908
Banc of America Commercial Mortgage, Inc. 2006-5 A4	5.414%		9/10/2047	5		5,251
Banc of America Re-REMIC Trust 2010-RC30 A5B†	5.334%		12/16/2043	100		102,253
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	100		99,136
BB-UBS Trust 2012-TFT B†	3.584%	#	6/5/2030	100		97,812
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E†	5.406%		11/11/2041	15		16,121
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F†	5.667%	#	11/11/2041	25		26,906
Bear Stearns Commercial Mortgage Securities Trust 2005-T20 AJ	5.177%	#	10/12/2042	–	(a)	808
Citigroup Commercial Mortgage Trust 2007-C6 A4	5.71%	#	12/10/2049	1		1,034
Citigroup Commercial Mortgage Trust 2007-C6 AM	5.71%	#	12/10/2049	35		35,810
Citigroup Commercial Mortgage Trust 2013-GC15 A2	3.161%		9/10/2046	100		102,784
Citigroup Commercial Mortgage Trust 2013-SMP D†	2.911%	#	1/12/2030	100		99,898
Citigroup Commercial Mortgage Trust 2014-GC19 A1	1.199%		3/10/2047	27		26,482
Citigroup Commercial Mortgage Trust 2015-GC31 XA IO	0.479%	#	6/10/2048	997		32,056
Citigroup Commercial Mortgage Trust 2015-SHP2 XCP IO†	0.114%	#	7/15/2027	46,545		81,198
COBALT CMBS Commercial Mortgage Trust 2007-C3 AM	5.766%	#	5/15/2046	100		105,060
Commercial Mortgage Loan Trust 2008-LS1 ASM	6.044%	#	12/10/2049	50		52,507

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount Value		Fair (000)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2004-LB2A G†	5.54%		3/10/2039	$35		$38,163
Commercial Mortgage Pass-Through Certificates 2013-CR11 A2	3.047%		10/10/2046	10		10,207
Commercial Mortgage Pass-Through Certificates 2013-CR6 A2	2.122%		3/10/2046	10		10,005
Commercial Mortgage Pass-Through Certificates 2013-LC6 A2	1.906%		1/10/2046	32		31,961
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	152		149,049
Commercial Mortgage Pass-Through Certificates 2014-KYO A†	1.201%	#	6/11/2027	100		98,883
Commercial Mortgage Pass-Through Certificates 2014-SAVA A†	1.481%	#	6/15/2034	54		54,291
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XB1 IO†	0.098%	#	9/10/2047	2,000		24,651
Commercial Mortgage Pass-Through Certificates 2015-PC1 XA IO†	0.797%	#	7/10/2050	100		4,767
Core Industrial Trust 2015-CALW XA IO†	0.81%	#	2/10/2034	1,006		44,510
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B1†	5.466%		5/15/2023	50		54,663
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B2†	5.538%		5/15/2023	100		111,869
Credit Suisse Mortgage Capital Certificates 2007-C2 A2	5.448%		1/15/2049	–	(a)	534
Credit Suisse Mortgage Capital Certificates 2014-TIKI C†	2.131%	#	9/15/2038	100		98,951
CSAIL Commercial Mortgage Trust 2015-C4 A2	3.157%		11/15/2048	10		10,239
DBRR Trust 2013-EZ3 A†	1.636%		12/18/2049	99		98,653
DBUBS Mortgage Trust 2011-LC2A D†	5.453%	#	7/10/2044	100		104,607
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	24		24,403
Extended Stay America Trust 2013-ESH7 C7†	3.902%		12/5/2031	200		200,707
GAHR Commericial Mortgage Trust 2015-NRF EFX†	3.382%	#	12/15/2019	20		18,661
GS Mortgage Securities Corp. II 2013-GC10 A3	2.613%		2/10/2046	100		100,828
GS Mortgage Securities Trust 2006-GG8 AM	5.591%		11/10/2039	100		102,046
GS Mortgage Securities Trust 2012-GC6 XA IO†	2.06%	#	1/10/2045	341		29,930
GS Mortgage Securities Trust 2013-GC14 A1	1.217%		8/10/2046	48		47,371
GS Mortgage Securities Trust 2015-GS1 XB IO	0.185%	#	11/10/2048	1,082		21,440
H/2 Asset Funding 2015-1A-AFL	1.837%		6/24/2049	25		24,516
H/2 Asset Funding 2015-1A-AFX	3.353%		6/24/2049	25		24,694

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
H/2 Asset Funding 2015-1A-BFX	3.993%		6/24/2049	$25	$24,712
Hudsons Bay Simon JV Trust 2015-HB7 XA7 IO†	1.417%	#	8/5/2034	1,000	74,485
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	38	38,022
JPMorgan Chase Commercial Mortgage Securities Trust 2004-LN2 A2	5.115%		7/15/2041	4	4,128
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19 AM	5.695%	#	2/12/2049	85	87,680
JPMorgan Chase Commercial Mortgage Securities Trust 2009-IWST C†	7.693%	#	12/5/2027	25	28,853
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	10	10,220
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 A1	1.539%		11/15/2047	9	8,455
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XA IO	1.182%	#	1/15/2048	995	64,847
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 XA IO	0.724%	#	7/15/2048	998	41,990
LB-UBS Commercial Mortgage Trust 2006-C4 AM	5.84%	#	6/15/2038	30	30,530
LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.378%		11/15/2038	50	51,144
LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.455%		2/15/2040	25	25,780
LMREC, Inc. 2015-CRE1 A†	2.168%	#	2/22/2032	100	98,833
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 A2	3.001%		10/15/2046	10	10,221
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A1	0.777%		12/15/2048	49	48,716
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA IO	0.767%	#	7/15/2050	498	22,503
Morgan Stanley Capital I Trust 2007-HQ12 AM	5.723%	#	4/12/2049	175	181,487
Morgan Stanley Capital I Trust 2011-C2 A4†	4.661%		6/15/2044	10	10,896
Morgan Stanley Capital I Trust 2011-C3 A4	4.118%		7/15/2049	36	38,403
Morgan Stanley Re-REMIC Trust 2009-GG10 A4B†	5.794%	#	8/12/2045	100	103,442
Morgan Stanley Re-REMIC Trust 2010-GG10 A4B†	5.794%	#	8/15/2045	175	181,745
Prima Capital CRE Securization 2006-1	2.55%		8/26/2049	100	97,920
ReadyCap Commercial Mortgage Trust 2015-2 A†	3.804%		6/25/2055	50	49,479
TimberStar Trust I 2006-1A A†	5.668%		10/15/2036	190	194,956
UBS-Barclays Commercial Mortgage Trust 2012-C4 AAB	2.459%		12/10/2045	25	24,714
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA IO†	1.086%	#	3/10/2046	962	54,187

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-Citigroup Commercial Mortgage Trust 2011-C1 A3	3.595%		1/10/2045	$20	$20,876
Wachovia Bank Commercial Mortgage Trust 2004-C11 A5	5.169%	#	1/15/2041	1	1,465
Wachovia Bank Commercial Mortgage Trust 2006-C25 A5	5.767%	#	5/15/2043	25	25,135
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	10	10,168
Wachovia Bank Commercial Mortgage Trust 2006-C29 AM	5.339%		11/15/2048	25	25,533
Wachovia Bank Commercial Mortgage Trust 2007-C30 AM	5.383%		12/15/2043	150	155,093
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM	5.591%		4/15/2047	50	51,869
Wells Fargo Commercial Mortgage Trust 2010-C1 C†	5.612%	#	11/15/2043	5	5,374
Wells Fargo Commercial Mortgage Trust 2015-C29 XB IO	0.018%	#	6/15/2048	2,000	7,870
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A	3.075%		12/15/2048	10	10,241
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2B	4.757%	#	12/15/2048	36	39,461
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA IO	0.833%	#	12/15/2047	997	54,412
Wells Fargo Resecuritization Trust 2012-IO A†	1.75%		8/20/2021	25	25,345
WF-RBS Commercial Mortgage Trust 2011-C3 A2†	3.24%		3/15/2044	33	32,654
WF-RBS Commercial Mortgage Trust 2011-C4 A3†	4.394%		6/15/2044	100	105,172
WF-RBS Commercial Mortgage Trust 2012-C8 XA IO†	2.164%	#	8/15/2045	475	39,780
Total Non-Agency Commercial Mortgage-Backed Securities (cost $5,044,281)					4,988,217

U.S. TREASURY OBLIGATION 1.82%
U.S. Treasury Note (cost $398,872)	0.875%		10/15/2017	398	396,857
Total Long-Term Investments (cost $20,469,172)					20,152,730

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2015

	Interest	Maturity	Principal Amount	Fair
Investments	Rate	Date	(000)	Value
SHORT-TERM INVESTMENTS 9.49%

CONVERTIBLE BOND 0.03%

Investment Management Companies
Ares Capital Corp. (cost $6,018)	5.75%	2/1/2016	$6	$6,011

CORPORATE BONDS 3.02%

Banks: Regional 0.37%
Bank of America Corp.	5.75%	8/15/2016	55	56,357
Fifth Third Bancorp	3.625%	1/25/2016	25	25,044
Total				81,401

Beverages 0.02%
Beam Suntory, Inc.	5.375%	1/15/2016	5	5,005

Building Materials 0.23%
CRH America, Inc.	4.125%	1/15/2016	25	25,019
Lafarge SA (France)(c)	6.50%	7/15/2016	25	25,634
Total				50,653

Electric: Power 0.15%
Jersey Central Power & Light Co.	5.625%	5/1/2016	25	25,319
Ohio Power Co.	6.00%	6/1/2016	5	5,093
TECO Finance, Inc.	4.00%	3/15/2016	2	2,010
Total				32,422

Financial Services 0.16%
International Lease Finance Corp.†	6.75%	9/1/2016	4	4,115
Jefferies Group LLC	5.50%	3/15/2016	10	10,082
Navient Corp.	6.25%	1/25/2016	17	17,041
Raymond James Financial, Inc.	4.25%	4/15/2016	4	4,030
Total				35,268

Food 0.07%
ConAgra Foods, Inc.	1.30%	1/25/2016	15	15,003

Insurance 0.09%
Symetra Financial Corp.†	6.125%	4/1/2016	3	3,031
Unum Group	7.125%	9/30/2016	15	15,596
Total				18,627

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Leasing 0.02%
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%		3/15/2016	$4	$4,007

Machinery: Agricultural 0.19%
Bunge Ltd. Finance Corp.	4.10%		3/15/2016	42	42,218

Media 0.04%
Viacom, Inc.	2.50%		12/15/2016	7	7,016
Viacom, Inc.	6.25%		4/30/2016	2	2,031
Total					9,047

Metals & Minerals: Miscellaneous 0.01%
Glencore Funding LLC†	1.567%	#	5/27/2016	2	1,968

Natural Gas 0.01%
Sempra Energy	6.50%		6/1/2016	2	2,037

Office Furniture & Business Equipment 0.22%
Pitney Bowes, Inc.	4.75%		1/15/2016	15	15,014
Xerox Corp.	6.40%		3/15/2016	22	22,204
Xerox Corp.	7.20%		4/1/2016	10	10,130
Total					47,348

Oil 0.35%
Canadian Natural Resources Ltd. (Canada)(c)	0.978%	#	3/30/2016	5	4,989
Canadian Natural Resources Ltd. (Canada)(c)	6.00%		8/15/2016	2	2,053
Marathon Petroleum Corp.	3.50%		3/1/2016	50	50,143
Noble Holding International Ltd.	3.05%		3/1/2016	10	10,001
Pioneer Natural Resources Co.	5.875%		7/15/2016	8	8,126
Total					75,312

Oil: Crude Producers 0.58%
Enbridge, Inc. (Canada)(c)	0.976%	#	10/1/2016	25	24,817
Enterprise Products Operating LLC	3.20%		2/1/2016	6	6,002
ONEOK Partners LP	3.25%		2/1/2016	27	27,047
Plains All American Pipeline LP/PAA Finance Corp.	5.875%		8/15/2016	50	50,939
Tennessee Gas Pipeline Co. LLC	8.00%		2/1/2016	15	15,055
TransCanada PipeLines Ltd. (Canada)(c)	7.69%		6/30/2016	2	2,058
Total					125,918

Oil: Integrated Domestic 0.11%
Weatherford International Ltd.	5.50%		2/15/2016	25	24,906

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Paper & Forest Products 0.02%
International Paper Co.	5.25%	4/1/2016	$4	$4,037

Real Estate Investment Trusts 0.29%
BioMed Realty LP	3.85%	4/15/2016	10	10,031
Brandywine Operating Partnership LP	6.00%	4/1/2016	25	25,255
First Industrial LP	5.75%	1/15/2016	15	15,014
Liberty Property LP	5.50%	12/15/2016	10	10,331
Welltower, Inc.	6.20%	6/1/2016	3	3,059
Total				63,690

Telecommunications 0.09%
Embarq Corp.	7.082%	6/1/2016	5	5,090
Qwest Corp.	8.375%	5/1/2016	15	15,244
Total				20,334
Total Corporate Bonds (cost $659,629)				659,201

FLOATING RATE LOAN(d) 0.03%

Air Transportation
Delta Air Lines, Inc. 2014 Term Loan B2 (cost $6,947)	2.67%	4/18/2016	7	6,936

REPURCHASE AGREEMENT 5.06%
Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $1,125,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $1,126,406; proceeds: $1,104,243 (cost $1,104,239)			1,104	1,104,239

U.S. TREASURY OBLIGATIONS 1.35%
U.S. Treasury Note	0.875%	9/15/2016	147	147,204
U.S. Treasury Note	1.00%	9/30/2016	147	147,310
Total U.S. Treasury Obligations (cost $294,800)				294,514
Total Short-Term Investments (cost $2,071,633)				2,070,901
Total Investments in Securities 101.93% (cost $22,540,805)				22,223,631
Liabilities in Excess of Cash, Foreign Cash and Other Assets(f) (1.93%)				(420,477)
Net Assets 100.00%				$21,803,154

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2015.
(a)	Amount is less than $1,000.
(b)	Securities purchased on a when-issued basis (See Note 2(i)).
(c)	Foreign security traded in U.S. dollars.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2015.
(e)	Interest rate to be determined.
(f)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on futures contracts as follows:

Open Futures Contracts at December 31, 2015:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Appreciation
U.S. 5-Year Treasury Note	March 2016	23	Short	$(2,721,367)	$4,819

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Depreciation
U.S. 2-Year Treasury Note	March 2016	29	Long	$6,299,797	$(8,300)

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Automobiles	$–	$1,618,254	$36,920	(4)	$1,655,174
Credit Cards	–	277,139	–		277,139
Other	–	1,005,022	343,227	(4)	1,348,249
Corporate Bonds
Computer Software	–	75,795	3,850	(5)	79,645
Remaining Industries	–	10,078,628	–		10,078,628
Floating Rate Loans(6)
Air Transportation	–	6,936	–		6,936
Biotechnology Research & Production	–	10,821	–		10,821
Business Services	–	–	9,376		9,376
Computer Software	–	46,872	–		46,872
Containers	–	14,941	–		14,941
Electric: Power	–	3,972	5,546		9,518
Electrical Equipment	–	116,979	–		116,979
Entertainment	–	26,562	–		26,562
Financial Services	–	55,395	–		55,395
Food/Beverage	–	21,027	–		21,027
Gaming	–	19,225	–		19,225
Health Care Products	–	75,834	19,950		95,784
Health Care Services	–	4,275	–		4,275
Household Equipment/Products	–	13,845	–		13,845
Lodging	–	71,706	–		71,706
Media	–	101,074	–		101,074
Miscellaneous	–	–	23,365		23,365
Oil	–	364	–		364
Retail	–	19,885	–		19,885
Telecommunications	–	9,724	9,987		19,711
Foreign Government Obligations	–	86,602	–		86,602
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	549,088	–		549,088
Government Sponsored Enterprises Pass-Throughs	–	645,952	–		645,952
Municipal Bonds	–	25,655	–		25,655
Non-Agency Commercial Mortgage-Backed Securities	–	4,567,898	420,319	(4)	4,988,217
U.S. Treasury Obligations	–	691,371	–		691,371
Convertible Bond	–	6,011	–		6,011
Repurchase Agreement	–	1,104,239	–		1,104,239
Total	$–	$21,351,091	$872,540		$22,223,631

34	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2015

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures Contracts
Assets	$4,819	$–	$–	$4,819
Liabilities	(8,300)	–	–	(8,300)
Total	$(3,481)	$–	$–	$(3,481)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Level 3 securities fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financials.
(6)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

				Non-Agency
				Commercial
	Asset-Backed	Corporate	Floating	Mortgage-Backed
Investment Type	Securities	Bonds	Rate Loans	Securities
Balance as of January 1, 2015	$–	$–	$27,861	$–
Accrued discounts/premiums	–	(229)	(26)	2
Realized gain (loss)	1	(429)	(518)	3
Change in unrealized appreciation/depreciation	(77)	(2,267)	(959)	(2,620)
Purchases	384,343	–	71,093	454,800
Sales	(4,120)	(3,675)	(29,227)	(31,866)
Net transfers in or out of Level 3	–	10,450	–	–
Balance as of December 31, 2015	$380,147	$3,850	$68,224	$420,319

See Notes to Financial Statements.	35

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $22,540,805)	$22,223,631
Deposits with brokers for futures collateral	7,960
Cash	114,908
Foreign cash, at value (cost $2)	2
Receivables:
Interest	173,436
Capital shares sold	11,050
Investment securities sold	6,732
From advisor (See Note 3)	5,488
Prepaid expenses	80
Total assets	22,543,287
LIABILITIES:
Payables:
Investment securities purchased	660,577
Capital shares reacquired	5,194
Variation margin	1,979
Offering costs	1,399
Fund administration	703
Directors’ fees	419
Accrued expenses	69,862
Total liabilities	740,133
NET ASSETS	$21,803,154
COMPOSITION OF NET ASSETS:
Paid-in capital	$22,496,757
Distributions in excess of net investment income	(483)
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(372,465)
Net unrealized depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(320,655)
Net Assets	$21,803,154
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	1,510,672
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.43

36	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Interest and other	$358,760
Total investment income	358,760
Expenses:
Professional	52,198
Management fee	48,287
Non 12b-1 service fees	34,617
Reports to shareholders	22,560
Shareholder servicing	12,937
Custody	12,808
Offering costs	9,623
Fund administration	5,519
Directors’ fees	443
Other	1,594
Gross expenses	200,586
Expense reductions (See Note 9)	(15)
Fees waived and expenses reimbursed (See Note 3)	(90,199)
Net expenses	110,372
Net investment income	248,388
Net realized and unrealized loss:
Net realized loss on investments	(56,862)
Net realized gain on futures contracts and foreign currency related transactions	14,648
Net change in unrealized appreciation/depreciation on investments	(251,607)
Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies	(1,597)
Net realized and unrealized loss	(295,418)
Net Decrease in Net Assets Resulting From Operations	$(47,030)

See Notes to Financial Statements.	37

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2015	December 31, 2014 *
Operations:
Net investment income	$248,388	$70,202
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	(42,214)	375
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(253,204)	(67,451)
Net increase (decrease) in net assets resulting from operations	(47,030)	3,126
Distributions to shareholders from:
Net investment income	(510,223)	(154,801)
Return of capital	(9,512)	–
Total distributions to shareholders	(519,735)	(154,801)
Capital share transactions (Net of share conversions) (See Note 13):
Proceeds from sales of shares	15,992,964	7,977,919
Reinvestment of distributions	519,735	154,801
Cost of shares reacquired	(1,822,380)	(301,445)
Net increase in net assets resulting from capital share transactions	14,690,319	7,831,275
Net increase in net assets	14,123,554	7,679,600
NET ASSETS:
Beginning of period	$7,679,600	$–
End of period	$21,803,154	$7,679,600
Undistributed (distributions in excess of) net investment income	$(483)	$1,878
*	For the period April 4, 2014 (commencement of operations) to December 31, 2014.

38	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Return of capital
12/31/2015	$14.72	$0.27	$(0.21)	$0.06	$(0.34)	$(0.01)
4/4/2014 – 12/31/2014(c)(d)	15.00	0.18	(0.15)	0.03	(0.31)	–

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Commencement of operations was 4/4/2014 and SEC effective date was 4/14/2014.
(d)	Net investment income, net realized and unrealized gain (loss) amounted to less than $.01 for the period 4/4/2014 through 4/14/2014.
(e)	Not annualized.
(f)	Total return for the period 4/14/2014 through 12/31/2014 was also 0.22%.
(g)	Annualized.

40	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:
Total distri- butions	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)
$(0.35)	$14.43	0.58		0.80		1.45		1.79		$21,803	61.27
–	14.72	0.22	(e)(f)	0.80	(g)	2.02	(g)	1.61	(g)	7,680	102.97	(e)

See Notes to Financial Statements.	41

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Short Duration Income Portfolio (the “Fund”). The Fund commenced operations on April 4, 2014, and its shares became available to the public on May 1, 2014.

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may

Notes to Financial Statements (continued)

use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets. Offering costs incurred by the Fund are amortized over a twelve month period beginning at the commencement of operations and are included in the Fund’s Statement of Operations.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency

Notes to Financial Statements (continued)

exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on futures contracts and foreign currency related transactions on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(k)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2015, the Fund did not have unfunded loan commitments.

(l)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Notes to Financial Statements (continued)

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.35%
Next $1 billion	.30%
Over $2 billion	.25%

For the fiscal year ended December 31, 2015, the effective management fee, net of waivers, was at an annualized rate of 0.00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2015 and continuing through April 30, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net operating expenses to an annual rate of .80%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2015 and the period ended December 31, 2014 was as follows:

	Year Ended	Period Ended
	12/31/2015	12/31/2014*
Distributions paid from:
Ordinary income	$510,223	$154,801
Return of capital	9,512	–
Total distributions paid	$519,735	$154,801

* For the period April 4, 2014 (commencement of operations) to December 31, 2014.

As of December 31, 2015, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(114,697)
Temporary differences	(36,230)
Unrealized losses – net	(542,676)
Total accumulated losses – net	$(693,603)

* The capital losses will carryforward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $35,747 and late-year ordinary losses of $64 during fiscal year 2015.

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$22,766,307
Gross unrealized gain	22,085
Gross unrealized loss	(564,761)
Net unrealized security loss	$(542,676)

The difference between book-basis and tax-basis unrealized gains (losses) is due to tax treatment of premium amortization and wash sales.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in
Excess of Net	Accumulated
Investment	Net Realized	Paid-in
Income	Loss	Capital
$268,986	$(252,507)	$(16,479)

The permanent differences are attributable to the tax treatment of foreign currency transactions, premium amortization, certain distributions, certain securities, principal paydown gains and losses and certain expenses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government
Purchases*	Purchases	Sales*	Sales
$2,431,672	$20,591,036	$1,711,532	$6,106,664

* Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett Funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended December 31, 2015, the Fund engaged in cross-trade purchases of $418,219 and sales of $302,984, which resulted in net realized losses of ($893).

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2015 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2015 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Notes to Financial Statements (continued)

As of December 31, 2015, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

Interest Rate
Asset Derivatives	Contracts
Futures Contracts(1)	$4,819

Liability Derivatives
Futures Contracts(1)	$8,300

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments for the fiscal year ended December 31, 2015, were as follows:

		Foreign
	Interest Rate	Currency
	Contracts	Contracts
Net Realized Gain(1)
Forward Foreign Currency Exchange Contracts	$–	$306
Futures Contracts	13,992	–
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$–	$(102)
Futures Contracts	(1,495)	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$–	$2,627
Futures Contracts(4)	23	–

*	Calculated based on the number of contracts or notional amounts for the period ended December 31, 2015.
(1)	Statements of Operations location: Net realized gain on futures contracts and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreements	$1,104,239	$–	$1,104,239
Total	$1,104,239	$–	$1,104,239

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$1,104,239	$–	$–	$(1,104,239)	$–
Total	$1,104,239	$–	$–	$(1,104,239)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

Notes to Financial Statements (continued)

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to the Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of the Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

Notes to Financial Statements (concluded)

The Fund may invest in credit default swap contracts. The risks associated with the Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

The Fund may invest in mortgage-related securities, including those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, the Fund may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Period Ended
	December 31, 2015	December 31, 2014†
Shares sold	1,075,441	531,133
Reinvestment of distributions	36,013	10,531
Shares reacquired	(122,435)	(20,011)
Increase	989,019	521,653

†	For the period April 4, 2014 (commencement of operations) to December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Short Duration Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Short Duration Income Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short Duration Income Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2016

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was slightly below the median of the performance peer group for the one-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and

Approval of Advisory Contract (continued)

discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was well above the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by		SFSDI-PORT-3
LORD ABBETT DISTRIBUTOR LLC.	Short Duration Income Portfolio	(02/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund—Total Return Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

29	Statement of Assets and Liabilities

30	Statement of Operations

31	Statements of Changes in Net Assets

32	Financial Highlights

34	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Supplemental Information to Shareholders

Lord Abbett Series Fund – Total Return Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Total Return Portfolio for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned -0.66%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Universal Index1, which returned 0.43% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising slightly over the 12 month period ending December 31, 2015, while the yield on the shorter-dated Treasury notes increased substantially over the same period, leading to a flattening of the Treasury yield curve. Credit-sensitive sectors of the fixed-income market witnessed negative returns as spreads widened in the period. U.S inflation rates remained subdued, with the Consumer Price Index (CPI) rising 0.7% over the 12-month period ended December 31, 2015. Meanwhile, the employment picture continued to improve as the unemployment rate fell from 5.6% to 5.0% in 2015, with a total of 2.7 million jobs added for the period. In December, the U.S. Federal Reserve has initiated its first interest rate hike since

1

2006, this increased the range for the Fed funds rate from 0–0.25% to 0.25%–0.50%.

During the 12-month period, corporate sectors underperformed Treasuries, which the Fund’s portfolio management team believes is likely due in part to elevated uncertainty in the second half of the period. In addition to concerns surrounding slower growth in China, investors’ fears seem to have broadened to include persistent softness in commodity markets, recent weakness in emerging markets, rising default risk within the high-yield corporate credit sector, and lower prospects for global growth. These concerns appear to have resulted in widening spreads across credit sensitive sectors of fixed income in recent months.

As such, the Fund’s allocations to investment grade corporate credits, particularly ‘BBB’-rated corporates, were likely a drag on relative performance as higher grade credits outperformed ‘BBB’-rated corporates. Although ‘BBB’-rated corporate credits underperformed during the period, the Fund’s portfolio management team maintains its preference for issuers of ‘BBB’-rated corporates as we believe these firms are less likely to prioritize equity holders over debt holders. Further, we believe firms in this segment of the corporate market will provide better long-term returns for investors, despite heightened volatility.

Within the securitized sector, the Fund’s overweight allocation to asset-backed securities (ABS) contributed positively to performance during the period. The Fund’s portfolio management team continues to believe that exposure to ABS can provide a liquid source of attractive risk-adjusted yield. Also within the securitized sector, the Fund’s overweight to commercial mortgage backed securities (CMBS) contributed positively to relative performance during the period. The Fund’s portfolio management team increased the Fund’s allocation to CMBS in the second half of 2015, as we believe tactical opportunities may be found within this sector.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or portfolio sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1   The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Barclays U.S. Universal Index and the Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2015

	1 Year	5 Years	Life of Class
Class VC2	–0.66%	3.90%	4.31%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2   The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/15 –
	7/1/15	12/31/15	12/31/15
Class VC
Actual	$1,000.00	$992.90	$3.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.98	$3.26

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Auto	0.50%
Basic Industry	0.56%
Capital Goods	0.14%
Consumer Cyclical	1.59%
Consumer Discretionary	0.26%
Consumer Services	2.34%
Consumer Staples	0.63%
Energy	4.18%
Financial Services	26.62%
Foreign Government	3.03%
Government	42.81%
Health Care	1.63%
Integrated Oils	0.50%
Materials & Processing	0.96%
Municipal	0.34%
Producer Durables	0.41%
Technology	1.47%
Telecommunications	2.14%
Transportation	0.48%
Utilities	1.31%
Repurchase Agreement	8.10%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 103.46%

ASSET-BACKED SECURITIES 18.59%

Automobiles 11.24%
Ally Auto Receivables Trust 2013-1 A3	0.63%	5/15/2017	$46	$45,510
Ally Auto Receivables Trust 2014-1 A2	0.48%	2/15/2017	44	43,816
American Credit Acceptance Receivables Trust 2015-1 C†	4.29%	4/12/2021	717	709,072
AmeriCredit Automobile Receivables Trust 2013-2 A3	0.65%	12/8/2017	70	69,915
AmeriCredit Automobile Receivables Trust 2013-5 A3	0.90%	9/10/2018	443	442,644
AmeriCredit Automobile Receivables Trust 2014-1 A3	0.90%	2/8/2019	505	503,655
AmeriCredit Automobile Receivables Trust 2014-1 C	2.15%	3/9/2020	402	400,663
AmeriCredit Automobile Receivables Trust 2014-4 D	3.07%	11/9/2020	829	825,710
Avis Budget Rental Car Funding AESOP LLC 2010-5A A†	3.15%	3/20/2017	1,578	1,581,527
Avis Budget Rental Car Funding AESOP LLC 2011-3A A†	3.41%	11/20/2017	548	554,161
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%	2/20/2018	402	407,985
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%	5/20/2018	908	918,714
Avis Budget Rental Car Funding AESOP LLC 2012-3A A†	2.10%	3/20/2019	525	524,664
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	592	594,386
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	216	215,754
Avis Budget Rental Car Funding AESOP LLC 2015-1A A†	2.50%	7/20/2021	970	958,962
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%	12/20/2021	596	589,231
BMW Vehicle Lease Trust 2015-1 A3	1.24%	12/20/2017	1,005	1,003,725
California Republic Auto Receivables Trust 2014-4 A2	0.77%	9/15/2017	288	287,871
California Republic Auto Receivables Trust 2015-1 A2	0.88%	12/15/2017	534	533,729

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
California Republic Auto Receivables Trust 2015-2 A4	1.75%	1/15/2021	$1,316		$1,289,662
California Republic Auto Receivables Trust 2015-2 B	2.53%	6/15/2021	908		877,995
California Republic Auto Receivables Trust 2015-3 A4	2.13%	5/17/2021	1,283		1,267,288
California Republic Auto Receivables Trust 2015-3 B	2.70%	9/15/2021	115		110,683
Capital Auto Receivables Asset Trust 2013-4 A3	1.09%	3/20/2018	939		937,677
Capital Auto Receivables Asset Trust 2014-3 B†	2.35%	7/22/2019	938		938,611
Capital Auto Receivables Asset Trust 2014-3 C†	2.71%	11/20/2019	1,202		1,200,070
Capital Auto Receivables Asset Trust 2015-1 A3	1.61%	6/20/2019	680		676,900
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%	10/20/2017	1,156		1,152,565
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	485		483,061
CarFinance Capital Auto Trust 2014-1A A†	1.46%	12/17/2018	35		35,249
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	1,082		1,079,954
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	298		297,308
CarMax Auto Owner Trust 2015-2 A4	1.80%	3/15/2021	620		615,445
Chrysler Capital Auto Receivables Trust 2013-BA A3†	0.85%	5/15/2018	468		467,867
Chrysler Capital Auto Receivables Trust 2014-AA A3†	0.83%	9/17/2018	1,377		1,374,054
Chrysler Capital Auto Receivables Trust 2014-BA A2†	0.69%	9/15/2017	166		166,376
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%	5/15/2019	860		857,635
Drive Auto Receivables Trust 2015-BA B†	2.12%	6/17/2019	377		376,264
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	585		582,595
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	455		453,835
First Investors Auto Owner Trust 2013-2A D†	3.58%	6/15/2020	261		259,244
First Investors Auto Owner Trust 2015-2A A1†	1.59%	12/16/2019	1,044		1,042,311
Ford Credit Auto Owner Trust 2012-D A3	0.51%	4/15/2017	–	(a)	683
Ford Credit Auto Owner Trust 2013-D A3	0.67%	4/15/2018	526		525,487
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%	1/22/2018	360		359,462
Harley-Davidson Motorcycle Trust 2015-2 A4	1.66%	12/15/2022	299		295,848
Honda Auto Receivables Owner Trust 2013-1 A3	0.48%	11/21/2016	34		33,528
Honda Auto Receivables Owner Trust 2013-2 A3	0.53%	2/16/2017	74		74,218
Honda Auto Receivables Owner Trust 2013-3 A3	0.77%	5/15/2017	485		484,358
Honda Auto Receivables Owner Trust 2013-4 A3	0.69%	9/18/2017	333		332,229

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Hyundai Auto Lease Securitization Trust 2014-B A2†	0.61%		2/15/2017	$237	$236,786
Hyundai Auto Receivables Trust 2013-A A3	0.56%		7/17/2017	184	184,258
Hyundai Auto Receivables Trust 2015-A A2	0.68%		10/16/2017	475	474,830
M&T Bank Auto Receivables Trust 2013-1A A3†	1.06%		11/15/2017	530	530,239
Nissan Auto Receivables Owner Trust 2013-A A3	0.50%		5/15/2017	53	52,622
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%		11/20/2017	1,658	1,654,496
Santander Drive Auto Receivables Trust 2014-2 C	2.33%		11/15/2019	375	375,722
Santander Drive Auto Receivables Trust 2014-3 C	2.13%		8/17/2020	433	433,475
Santander Drive Auto Receivables Trust 2014-4 C	2.60%		11/16/2020	638	639,389
Santander Drive Auto Receivables Trust 2015-1 C	2.57%		4/15/2021	1,924	1,913,779
Santander Drive Auto Receivables Trust 2015-5 D	3.65%		12/15/2021	580	572,731
SunTrust Auto Receivables Trust 2015-1A A2†	0.99%		6/15/2018	1,806	1,805,198
SunTrust Auto Receivables Trust 2015-1A D†	3.24%		1/16/2023	727	732,233
TCF Auto Receivables Owner Trust 2015-1A A3†	1.49%		12/16/2019	1,273	1,262,723
TCF Auto Receivables Owner Trust 2015-1A A4†	1.96%		11/16/2020	1,872	1,851,352
TCF Auto Receivables Owner Trust 2015-1A B†	2.49%		4/15/2021	791	782,436
World Omni Automobile Lease Securitization Trust 2013-A A3	1.10%		12/15/2016	444	443,880
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	58	57,834
Total					43,864,139

Credit Cards 1.60%
Chase Issuance Trust 2014-A6	1.26%		7/15/2019	800	798,599
Citibank Credit Card Issuance Trust 2006-A3	5.30%		3/15/2018	685	691,159
Citibank Credit Card Issuance Trust 2013-A6	1.32%		9/7/2018	1,210	1,212,537
Discover Card Execution Note Trust 2013-A5	1.04%		4/15/2019	474	473,844
Synchrony Credit Card Master Note Trust 2011-2 A	0.811%	#	5/15/2019	1,505	1,505,139
Synchrony Credit Card Master Note Trust 2012-6 A	1.36%		8/17/2020	445	442,977
Synchrony Credit Card Master Note Trust 2015-3 A	1.74%		9/15/2021	470	466,580
World Financial Network Credit Card Master Trust 2013-B A	0.91%		3/16/2020	216	215,846
World Financial Network Credit Card Master Trust 2014-A	0.711%	#	12/15/2019	450	450,030
Total					6,256,711

Home Equity 0.13%
Asset Backed Securities Corp. Home Equity Loan Trust Series NC 2006-HE4 A5
Trust Series NC 2006-HE4 A5	0.381%	#	5/25/2036	39	36,812

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Home Equity (continued)
Home Equity Asset Trust 2006-7 2A2	0.331%	#	1/25/2037	$17	$17,364
Meritage Mortgage Loan Trust 2004-2 M3	1.196%	#	1/25/2035	399	379,267
New Century Home Equity Loan Trust 2005-A A6	4.954%		8/25/2035	78	76,763
Total					510,206

Other 5.62%
Apollo Credit Funding IV Ltd. 4A A1†	1.725%	#	4/15/2027	1,000	993,512
Carlyle Global Market Strategies 2015-2A A1†	1.864%	#	4/27/2027	850	842,029
Carlyle Global Market Strategies CLO Ltd. 2013-2A A1†	1.437%	#	4/18/2025	400	394,185
Cent CLO Ltd. 2013-19A A1A†	1.624%	#	10/29/2025	850	833,317
CIFC Funding II Ltd. 2014-2A A1L†	1.809%	#	5/24/2026	250	247,644
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	373	371,510
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	259	257,465
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	360	359,445
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	927	925,612
Fortress Credit BSL II Ltd. 2013-2A A1F†	1.787%	#	10/19/2025	200	197,404
Fortress Credit BSL Ltd. 2013-1A A†	1.467%	#	1/19/2025	900	883,581
Gleneagles CLO Ltd. 2005-1A B†	0.879%	#	11/1/2017	342	342,179
GMF Floorplan Owner Revolving Trust 2015-1 B†	1.97%		5/15/2020	394	392,617
Jackson Mill CLO Ltd. 2015-1A A†	1.804%	#	4/15/2027	1,100	1,089,851
Jasper CLO Ltd. 2005-1A A†	0.599%	#	8/1/2017	34	34,098
JFIN Revolver CLO Ltd. 2015-4A A†	1.436%	#	4/22/2020	1,199	1,190,722
John Deere Owner Trust 2014-A A3	0.92%		4/16/2018	430	429,466
Leaf Receivables Funding 10 LLC 2015-1 A4†	2.03%		8/17/2020	535	527,528
Marathon CLO IV Ltd. 2012-4A A1†	1.723%	#	5/20/2023	784	782,766
NextGear Floorplan Master Owner Trust 2015-1A A†	1.80%		7/15/2019	797	793,237
Oaktree CLO Ltd. 2014-2A A1A†	1.817%	#	10/20/2026	1,000	992,014
Oaktree EIF II Ltd. 2015-A1 B†(b)	3.245%	#	10/18/2027	900	892,890
Octagon Investment Partners XIX Ltd. 2014-1A A†	1.809%	#	4/15/2026	500	497,719
OZLM Funding Ltd. 2012-1A A2R†	2.645%	#	7/22/2027	1,000	999,311
OZLM VII Ltd. 2014-7A A1B†	1.779%	#	7/17/2026	1,000	993,051
OZLM VIII Ltd. 2014-8A A1A†	1.729%	#	10/17/2026	410	405,964
Recette CLO LLC 2015-1A B1†	2.515%	#	10/20/2027	250	247,189
Sheridan Square CLO Ltd. 2013-1A A1†	1.339%	#	4/15/2025	500	489,933
SLM Private Education Loan Trust 2010-A 2A†	3.581%	#	5/16/2044	48	49,104
SLM Private Education Loan Trust 2011-B A1†	1.181%	#	12/16/2024	310	309,803
SLM Private Education Loan Trust 2012-A A1†	1.731%	#	8/15/2025	71	70,815
SLM Private Education Loan Trust 2012-C A1†	1.431%	#	8/15/2023	393	393,538

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
SLM Private Education Loan Trust 2012-E A1†	1.081%	#	10/16/2023	$477	$475,993
SLM Student Loan Trust 2011-1 A1	0.942%	#	3/25/2026	40	39,021
Tryon Park CLO Ltd. 2013-1A A1†	1.409%	#	7/15/2025	800	789,715
Venture XVI CLO Ltd. 2014-16A A1L†	1.789%	#	4/15/2026	988	979,407
Venture XVII CLO Ltd. 2014-17A A†	1.769%	#	7/15/2026	650	644,570
Venture XVIII CLO Ltd. 2014-18A A†	1.739%	#	10/15/2026	500	495,197
Westchester CLO Ltd. 2007-1A A1A†	0.525%	#	8/1/2022	252	249,752
Total					21,903,154
Total Asset-Backed Securities (cost $72,898,422)					72,534,210

CORPORATE BONDS 29.84%

Aerospace/Defense 0.03%
Embraer SA (Brazil)(c)	5.15%		6/15/2022	10	9,725
Harris Corp.	4.854%		4/27/2035	119	117,454
Total					127,179

Air Transportation 0.07%
Air Canada (Canada)†(c)	7.75%		4/15/2021	70	72,975
American Airlines 2013-2 Class B Pass-Through Trust†	5.60%		1/15/2022	208	212,241
Total					285,216

Auto Parts: Original Equipment 0.06%
International Automotive Components Group SA (Luxembourg)†(c)	9.125%		6/1/2018	280	240,800

Automotive 0.51%
Ford Motor Co.	6.375%		2/1/2029	40	45,159
Ford Motor Co.	6.625%		10/1/2028	736	851,681
General Motors Co.	5.00%		4/1/2035	1,166	1,091,404
Total					1,988,244

Banks: Regional 3.48%
Agricola Senior Trust†	6.75%		6/18/2020	180	179,813
Bank of America Corp.	3.95%		4/21/2025	400	390,256
Bank of America Corp.	4.20%		8/26/2024	938	932,334
Bank of America Corp.	4.25%		10/22/2026	566	561,448
Barclays plc (United Kingdom)(c)	3.65%		3/16/2025	813	782,816
BBVA Banco Continental SA (Peru)†(c)	5.25%		9/22/2029	200	195,000
Citigroup, Inc.	5.50%		9/13/2025	1,672	1,818,384
Goldman Sachs Group, Inc. (The)	6.25%		2/1/2041	338	404,546

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Goldman Sachs Group, Inc. (The)	6.75%	10/1/2037	$573	$671,836
JPMorgan Chase & Co.	3.875%	9/10/2024	1,952	1,945,291
JPMorgan Chase & Co.	4.25%	10/1/2027	627	626,936
Lloyds Banking Group plc (United Kingdom)†(c)	4.582%	12/10/2025	743	746,284
Macquarie Bank Ltd. (Australia)†(c)	4.875%	6/10/2025	700	692,160
Macquarie Bank Ltd. (Australia)†(c)	6.625%	4/7/2021	271	303,936
Morgan Stanley	4.35%	9/8/2026	26	26,140
Morgan Stanley	5.00%	11/24/2025	389	413,750
Morgan Stanley	7.25%	4/1/2032	84	110,374
Santander UK Group Holdings plc (United Kingdom)†(c)	4.75%	9/15/2025	770	763,562
Santander UK plc (United Kingdom)(c)	7.95%	10/26/2029	835	1,066,358
Wells Fargo & Co.	4.10%	6/3/2026	673	680,181
Wells Fargo Bank NA	5.85%	2/1/2037	234	280,101
Total				13,591,506

Beverages 0.27%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Turkey)†(c)	3.375%	11/1/2022	240	202,297
Central American Bottling Corp. (Guatemala)†(c)	6.75%	2/9/2022	205	208,588
Corporacion Lindley SA (Peru)†(c)	4.625%	4/12/2023	27	26,730
Fomento Economico Mexicano SAB de CV (Mexico)(c)	4.375%	5/10/2043	300	267,082
JB y Cia SA de CV (Mexico)†(c)	3.75%	5/13/2025	350	335,142
Total				1,039,839

Biotechnology Research & Production 0.56%
Amgen, Inc.	4.95%	10/1/2041	158	157,099
Amgen, Inc.	6.40%	2/1/2039	1,387	1,650,572
Gilead Sciences, Inc.	4.60%	9/1/2035	361	367,777
Total				2,175,448

Business Services 0.32%
Hertz Corp. (The)	6.25%	10/15/2022	396	411,840
Hertz Corp. (The)	7.375%	1/15/2021	38	39,615
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(c)	5.875%	8/12/2020	200	205,616
United Rentals North America, Inc.	5.75%	11/15/2024	385	383,075
Western Union Co. (The)	3.35%	5/22/2019	202	204,719
Total				1,244,865

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals 0.34%
Mexichem SAB de CV (Mexico)†(c)	4.875%	9/19/2022	$205	$204,487
Montell Finance Co. BV (Netherlands)†(c)	8.10%	3/15/2027	624	779,534
NewMarket Corp.	4.10%	12/15/2022	135	134,541
OCP SA (Morocco)†(c)	6.875%	4/25/2044	200	197,066
Total				1,315,628

Computer Hardware 0.37%
Dell, Inc.	7.10%	4/15/2028	401	387,967
Hewlett-Packard Enterprise Co.†	4.90%	10/15/2025	1,056	1,037,516
Total				1,425,483

Computer Software 0.30%
Audatex North America, Inc.†	6.00%	6/15/2021	69	69,776
Audatex North America, Inc.†	6.125%	11/1/2023	296	298,960
Fidelity National Information Services, Inc.	5.00%	10/15/2025	497	511,627
First Data Corp.†	5.75%	1/15/2024	285	281,438
Total				1,161,801

Containers 0.20%
Coveris Holdings SA (Luxembourg)†(c)	7.875%	11/1/2019	200	175,500
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	112	120,960
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	500	495,000
Total				791,460

Diversified 0.25%
Alphabet Holding Co., Inc. PIK	7.75%	11/1/2017	657	642,217
Argos Merger Sub, Inc.†	7.125%	3/15/2023	328	326,032
Total				968,249

Drugs 0.73%
Actavis Funding SCS (Luxembourg)(c)	4.55%	3/15/2035	304	296,377
Express Scripts Holding Co.	6.125%	11/15/2041	828	944,178
Forest Laboratories LLC†	5.00%	12/15/2021	1,093	1,189,137
Valeant Pharmaceuticals International, Inc.†	6.75%	8/15/2018	58	57,768
Valeant Pharmaceuticals International, Inc.†	7.00%	10/1/2020	118	118,295
Zoetis, Inc.	4.70%	2/1/2043	297	260,212
Total				2,865,967

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power 1.31%
AES El Salvador Trust II†	6.75%	3/28/2023	$260	$233,350
AES Gener SA (Chile)†(c)	5.00%	7/14/2025	200	191,792
Appalachian Power Co.	7.00%	4/1/2038	529	661,445
Berkshire Hathaway Energy Co.	6.50%	9/15/2037	73	89,122
Calpine Corp.	5.75%	1/15/2025	374	331,457
Dominion Resources, Inc.	7.00%	6/15/2038	266	320,768
Empresa Electrica Guacolda SA (Chile)†(c)	4.56%	4/30/2025	200	184,695
Entergy Corp.	5.125%	9/15/2020	672	722,824
Exelon Generation Co. LLC	5.60%	6/15/2042	390	364,362
Exelon Generation Co. LLC	6.25%	10/1/2039	692	702,189
NRG Energy, Inc.	8.25%	9/1/2020	235	229,125
Oncor Electric Delivery Co. LLC	7.50%	9/1/2038	132	175,064
Origin Energy Finance Ltd. (Australia)†(c)	3.50%	10/9/2018	375	365,914
Public Service Co. of New Mexico	7.95%	5/15/2018	179	200,420
Red Oak Power LLC	8.54%	11/30/2019	70	73,235
Texas-New Mexico Power Co.†	9.50%	4/1/2019	212	254,070
Total				5,099,832

Electrical Equipment 0.15%
KLA-Tencor Corp.	4.65%	11/1/2024	600	604,752

Engineering & Contracting Services 0.03%
Odebrecht Finance Ltd.†	5.25%	6/27/2029	200	98,500

Entertainment 0.39%
CCM Merger, Inc.†	9.125%	5/1/2019	221	231,774
Mohegan Tribal Gaming Authority†	11.00%	9/15/2018	163	162,592
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.†	8.875%	4/15/2017	150	147,281
Pinnacle Entertainment, Inc.	8.75%	5/15/2020	300	313,125
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	183	190,320
Seminole Tribe of Florida, Inc.†	6.535%	10/1/2020	475	496,375
Total				1,541,467

Financial Services 1.38%
Air Lease Corp.	4.25%	9/15/2024	283	278,048
Denali Borrower LLC/Denali Finance Corp.†	5.625%	10/15/2020	527	553,350
General Electric Capital Corp.	6.75%	3/15/2032	515	673,982
Jefferies Group LLC	6.875%	4/15/2021	543	608,802
Lazard Group LLC	6.85%	6/15/2017	132	140,591

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	$350	$335,825
Navient Corp.	5.50%	1/15/2019	657	615,937
Navient Corp.	8.45%	6/15/2018	442	466,310
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	749	779,896
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	868	914,415
Total				5,367,156

Food 0.45%
Gruma SAB de CV (Mexico)†(c)	4.875%	12/1/2024	200	205,000
Kraft Foods Group, Inc.	6.875%	1/26/2039	700	832,225
Kraft Heinz Foods Co.	6.75%	3/15/2032	155	179,841
US Foods, Inc.	8.50%	6/30/2019	532	549,290
Total				1,766,356

Health Care Products 0.06%
Medtronic, Inc.	4.625%	3/15/2044	214	218,296

Health Care Services 0.50%
Acadia Healthcare Co., Inc.	5.625%	2/15/2023	274	260,300
CHS/Community Health Systems, Inc.	6.875%	2/1/2022	556	530,285
IASIS Healthcare LLC/IASIS Capital Corp.	8.375%	5/15/2019	392	362,600
Tenet Healthcare Corp.	6.75%	6/15/2023	318	295,541
Tenet Healthcare Corp.	8.00%	8/1/2020	507	510,803
Total				1,959,529

Household Equipment/Products 0.03%
Kimberly-Clark de Mexico SAB de CV (Mexico)†(c)	3.80%	4/8/2024	100	100,475

Insurance 0.51%
CNO Financial Group, Inc.	5.25%	5/30/2025	519	530,029
Symetra Financial Corp.†	6.125%	4/1/2016	250	252,592
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	906	917,254
Willis North America, Inc.	7.00%	9/29/2019	274	307,336
Total				2,007,211

Leasing 0.37%
Aviation Capital Group Corp.†	6.75%	4/6/2021	1,273	1,427,351

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Leisure 0.32%
Carnival plc (United Kingdom)	7.875%	6/1/2027	$277	$345,641
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	798	911,715
Total				1,257,356

Lodging 0.82%
Caesar’s Entertainment Resort Properties LLC/Caesar’s Entertainment Resort Properties Finance, Inc.	11.00%	10/1/2021	105	95,550
Hyatt Hotels Corp.†	6.875%	8/15/2019	632	717,055
Starwood Hotels & Resorts Worldwide, Inc.	4.50%	10/1/2034	525	474,712
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	269	251,515
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	5.375%	3/15/2022	1,739	1,654,624
Total				3,193,456

Machinery: Agricultural 0.35%
Altria Group, Inc.	9.95%	11/10/2038	522	839,135
Reynolds American, Inc.	5.70%	8/15/2035	383	420,953
Reynolds American, Inc.	8.125%	5/1/2040	78	95,960
Total				1,356,048

Manufacturing 0.12%
Trinity Industries, Inc.	4.55%	10/1/2024	513	470,732

Media 2.65%
21st Century Fox America, Inc.	6.20%	12/15/2034	106	120,707
21st Century Fox America, Inc.	6.90%	8/15/2039	753	893,282
Block Communications, Inc.†	7.25%	2/1/2020	195	195,000
CCO Holdings LLC/CCO Holdings Capital Corp.	6.50%	4/30/2021	155	161,491
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%	1/15/2019	106	108,385
CCO Safari II LLC†	6.384%	10/23/2035	1,124	1,138,126
CCOH Safari LLC†	5.75%	2/15/2026	278	279,390
Cox Communications, Inc.†	8.375%	3/1/2039	667	736,980
Discovery Communications LLC	6.35%	6/1/2040	592	590,782
Globo Comunicacao e Participacoes SA (Brazil)†(c)	4.875%	4/11/2022	600	583,500
Myriad International Holdings BV (Netherlands)†(c)	5.50%	7/21/2025	350	338,170
Neptune Finco Corp.†	10.875%	10/15/2025	406	426,300
Numericable-SFR SAS (France)†(c)	6.00%	5/15/2022	500	486,250
Time Warner Cable, Inc.	7.30%	7/1/2038	1,403	1,525,424
Time Warner, Inc.	7.625%	4/15/2031	949	1,177,087
Univision Communications, Inc.†	8.50%	5/15/2021	602	617,803

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Viacom, Inc.	6.875%	4/30/2036	$515	$511,542
VTR Finance BV (Netherlands)†(c)	6.875%	1/15/2024	507	467,708
Total				10,357,927

Metals & Minerals: Miscellaneous 0.45%
Barrick Gold Corp. (Canada)(c)	4.10%	5/1/2023	91	78,185
Barrick International Barbados Corp. (Barbados)†(c)	6.35%	10/15/2036	158	117,646
Glencore Finance Canada Ltd. (Canada)†(c)	6.00%	11/15/2041	631	458,727
Glencore Funding LLC†	4.625%	4/29/2024	88	64,344
Goldcorp, Inc. (Canada)(c)	5.45%	6/9/2044	286	230,663
MMC Norilsk Nickel OJSC via MMC Finance Ltd. (Ireland)†(c)	6.625%	10/14/2022	200	204,128
New Gold, Inc. (Canada)†(c)	6.25%	11/15/2022	671	536,800
New Gold, Inc. (Canada)†(c)	7.00%	4/15/2020	69	62,359
Total				1,752,852

Natural Gas 0.33%
Dominion Gas Holdings LLC	4.60%	12/15/2044	527	491,666
Fermaca Enterprises S de RL de CV (Mexico)†(c)	6.375%	3/30/2038	441	414,203
GNL Quintero SA (Chile)†(c)	4.634%	7/31/2029	200	189,950
Southern Star Central Gas Pipeline, Inc.†	6.00%	6/1/2016	2	2,020
Transportadora de Gas del Peru SA (Peru)†(c)	4.25%	4/30/2028	200	188,000
Total				1,285,839

Oil 2.22%
Afren plc (United Kingdom)†(c)(d)	6.625%	12/9/2020	244	4,928
Antero Resources Corp.†	5.625%	6/1/2023	263	206,455
Apache Corp.	6.00%	1/15/2037	570	552,138
Bill Barrett Corp.	7.625%	10/1/2019	668	470,940
Canadian Oil Sands Ltd. (Canada)†(c)	7.75%	5/15/2019	190	203,690
Canadian Oil Sands Ltd. (Canada)†(c)	7.90%	9/1/2021	128	138,660
Carrizo Oil & Gas, Inc.	7.50%	9/15/2020	88	77,330
Chaparral Energy, Inc.	8.25%	9/1/2021	201	49,245
Delek & Avner Tamar Bond Ltd. (Israel)†(c)	5.412%	12/30/2025	137	138,199
Ecopetrol SA (Colombia)(c)	5.875%	9/18/2023	250	230,625
Ecopetrol SA (Colombia)(c)	5.875%	5/28/2045	100	71,500
Eni SpA (Italy)†(c)	5.70%	10/1/2040	1,650	1,485,457
GeoPark Latin America Ltd. Agencia en Chile (Chile)†(c)	7.50%	2/11/2020	400	281,000
Helmerich & Payne International Drilling Co.	4.65%	3/15/2025	40	40,092

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%	4/15/2021	$442	$426,530
Kerr-McGee Corp.	7.125%	10/15/2027	142	149,736
Kerr-McGee Corp.	7.875%	9/15/2031	422	456,333
Kunlun Energy Co., Ltd. (Hong Kong)†(c)	3.75%	5/13/2025	200	195,212
LUKOIL International Finance BV (Netherlands)†(c)	6.656%	6/7/2022	100	102,984
Marathon Oil Corp.	5.20%	6/1/2045	322	229,902
Marathon Oil Corp.	6.60%	10/1/2037	163	140,220
MEG Energy Corp. (Canada)†(c)	6.375%	1/30/2023	86	59,340
MEG Energy Corp. (Canada)†(c)	7.00%	3/31/2024	881	629,915
PDC Energy, Inc.	7.75%	10/15/2022	446	430,390
Petrobras Global Finance BV (Netherlands)(c)	4.375%	5/20/2023	310	205,375
Rowan Cos., Inc.	7.875%	8/1/2019	593	583,404
Shell International Finance BV (Netherlands)(c)	6.375%	12/15/2038	226	268,040
Valero Energy Corp.	10.50%	3/15/2039	286	381,475
YPF SA (Argentina)†(c)	8.50%	7/28/2025	481	460,557
Total				8,669,672

Oil: Crude Producers 2.20%
Columbia Pipeline Group, Inc.†	3.30%	6/1/2020	530	516,588
El Paso Pipeline Partners Operating Co. LLC	7.50%	11/15/2040	325	297,251
Enbridge Energy Partners LP	9.875%	3/1/2019	707	805,632
Energy Transfer Partners LP	6.125%	12/15/2045	117	95,479
Energy Transfer Partners LP	6.625%	10/15/2036	271	235,295
Energy Transfer Partners LP	7.50%	7/1/2038	747	691,736
Enterprise Products Operating LLC	7.55%	4/15/2038	561	601,620
Gulfstream Natural Gas System LLC†	4.60%	9/15/2025	295	280,548
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	370	394,917
Kinder Morgan Energy Partners LP	7.30%	8/15/2033	201	184,587
Kinder Morgan Energy Partners LP	7.40%	3/15/2031	176	162,598
Kinder Morgan, Inc.	7.75%	1/15/2032	965	919,784
Kinder Morgan, Inc.	7.80%	8/1/2031	157	147,630
Plains All American Pipeline LP/PAA Finance Corp.	6.65%	1/15/2037	400	354,284
Regency Energy Partners LP/Regency Energy Finance Corp.	5.875%	3/1/2022	160	151,000
Ruby Pipeline LLC†	6.00%	4/1/2022	534	556,848
Sabine Pass Liquefaction LLC	6.25%	3/15/2022	650	604,500
Sabine Pass LNG LP	6.50%	11/1/2020	334	325,650
Southeast Supply Header LLC†	4.25%	6/15/2024	416	399,656
Tennessee Gas Pipeline Co. LLC	8.375%	6/15/2032	67	65,196

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Transportadora de Gas Internacional SA ESP (Colombia)†(c)	5.70%	3/20/2022	$200	$201,500
Williams Cos., Inc. (The)	8.75%	3/15/2032	794	599,523
Total				8,591,822

Oil: Integrated Domestic 0.57%
Cameron International Corp.	7.00%	7/15/2038	170	203,248
Halliburton Co.	6.70%	9/15/2038	114	133,954
Halliburton Co.	7.45%	9/15/2039	353	452,265
Schlumberger Holdings Corp.†	4.00%	12/21/2025	840	830,581
Weatherford International Ltd.	9.875%	3/1/2039	702	608,107
Total				2,228,155

Paper & Forest Products 0.44%
Georgia-Pacific LLC	8.875%	5/15/2031	1,210	1,698,714

Real Estate Investment Trusts 1.86%
American Tower Corp.	4.00%	6/1/2025	676	665,762
CBRE Services, Inc.	4.875%	3/1/2026	892	890,303
CBRE Services, Inc.	5.25%	3/15/2025	258	261,799
EPR Properties	5.25%	7/15/2023	1,033	1,053,555
Hospitality Properties Trust	4.65%	3/15/2024	375	369,715
Host Hotels & Resorts LP	5.25%	3/15/2022	372	399,829
Iron Mountain, Inc.	6.00%	8/15/2023	182	189,052
Kilroy Realty LP	6.625%	6/1/2020	364	412,673
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	87	88,008
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	639	662,962
PLA Administradora Industrial S de RL de CV (Mexico)†(c)	5.25%	11/10/2022	200	194,750
Senior Housing Properties Trust	6.75%	12/15/2021	340	383,139
Trust F/1401 (Mexico)†(c)	5.25%	1/30/2026	200	195,500
Vereit Operating Partnership LP	3.00%	2/6/2019	1,544	1,489,188
Total				7,256,235

Retail 0.67%
Chinos Intermediate Holdings A, Inc. PIK†	7.75%	5/1/2019	680	170,937
McDonald’s Corp.	4.70%	12/9/2035	254	253,873
New Albertson’s, Inc.	7.45%	8/1/2029	198	176,220
PVH Corp.	7.75%	11/15/2023	561	636,735
QVC, Inc.	5.125%	7/2/2022	250	249,544
Tops Holding LLC/Top Markets II Corp.†	8.00%	6/15/2022	470	465,300

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Retail (continued)
Walgreens Boots Alliance, Inc.	4.50%	11/18/2034	$477	$436,936
Walgreens Boots Alliance, Inc.	4.80%	11/18/2044	245	222,448
Total				2,611,993

Savings & Loan 0.10%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	323	378,051

Steel 0.18%
Allegheny Technologies, Inc.	7.625%	8/15/2023	740	440,300
Allegheny Technologies, Inc.	9.375%	6/1/2019	340	273,700
Total				714,000

Technology 0.98%
Alibaba Group Holding Ltd. (China)(c)	3.60%	11/28/2024	680	652,013
Amazon.com, Inc.	4.80%	12/5/2034	2,058	2,173,507
Expedia, Inc.	4.50%	8/15/2024	478	462,153
Tencent Holdings Ltd. (China)†(c)	3.375%	5/2/2019	510	518,998
Total				3,806,671

Telecommunications 2.43%
AT&T, Inc.	4.50%	5/15/2035	153	141,948
AT&T, Inc.	6.30%	1/15/2038	868	952,792
AT&T, Inc.	6.50%	9/1/2037	899	1,007,698
CenturyLink, Inc.	6.75%	12/1/2023	757	712,526
CenturyLink, Inc.	6.875%	1/15/2028	183	137,250
Digicel Group Ltd. (Jamaica)†(c)	7.125%	4/1/2022	200	151,000
Frontier Communications Corp.	7.625%	4/15/2024	225	190,125
Frontier Communications Corp.	9.25%	7/1/2021	910	897,487
Frontier Communications Corp.†	10.50%	9/15/2022	214	213,733
Frontier Communications Corp.†	11.00%	9/15/2025	375	372,187
GTE Corp.	6.94%	4/15/2028	1,606	1,904,523
Millicom International Cellular SA (Luxembourg)†(c)	4.75%	5/22/2020	200	180,000
Motorola Solutions, Inc.	3.75%	5/15/2022	525	481,657
MTN Mauritius Investments Ltd. (Mauritius)†(c)	4.755%	11/11/2024	200	175,500
T-Mobile USA, Inc.	6.00%	3/1/2023	588	596,820
T-Mobile USA, Inc.	6.464%	4/28/2019	202	208,529
T-Mobile USA, Inc.	6.542%	4/28/2020	440	459,800
Verizon Communications, Inc.	4.272%	1/15/2036	323	292,550
Verizon Communications, Inc.	5.85%	9/15/2035	372	399,013
Total				9,475,138

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Textiles Products 0.10%
Mohawk Industries, Inc.	6.125%	1/15/2016	$385	$385,410

Transportation: Miscellaneous 0.10%
Autoridad del Canal de Panama (Panama)†(c)	4.95%	7/29/2035	200	207,000
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	205	188,088
Total				395,088

Utilities 0.18%
Aquarion Co.†	4.00%	8/15/2024	742	720,719

Utilities: Electrical 0.10%
Tennessee Valley Authority	3.50%	12/15/2042	440	407,358
Total Corporate Bonds (cost $124,508,460)				116,425,846

FOREIGN GOVERNMENT OBLIGATIONS 3.45%

Argentina 0.07%
Provincia de Buenos Aires†(c)	9.95%	6/9/2021	250	258,125

Bermuda 0.25%
Government of Bermuda†	5.603%	7/20/2020	900	993,375

Brazil 0.12%
Federal Republic of Brazil(c)	4.25%	1/7/2025	400	322,500
Federal Republic of Brazil(c)	5.00%	1/27/2045	200	134,500
Total				457,000

Chile 0.09%
Republic of Chile(c)	3.125%	3/27/2025	356	357,424

Dominican Republic 0.19%
Dominican Republic†(c)	5.50%	1/27/2025	290	280,575
Dominican Republic†(c)	6.60%	1/28/2024	200	209,000
Dominican Republic†(c)	6.85%	1/27/2045	250	236,875
Total				726,450

El Salvador 0.05%
Republic of EI Salvador†(c)	6.375%	1/18/2027	206	175,100

Ethiopia 0.05%
Republic of Ethiopia†(c)	6.625%	12/11/2024	200	178,080

Gabon 0.04%
Republic of Gabon†(c)	6.375%	12/12/2024	200	159,608

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Ghana 0.08%
Republic of Ghana†(c)	7.875%	8/7/2023	$400	$317,404

Honduras 0.22%
Honduras Government†(c)	7.50%	3/15/2024	800	846,000

Hungary 0.12%
Republic of Hungary(c)	5.375%	3/25/2024	418	458,755
Republic of Hungary(c)	5.75%	11/22/2023	2	2,243
Total				460,998

Indonesia 0.24%
Perusahaan Penerbit SBSN†(c)	3.30%	11/21/2022	200	186,946
Perusahaan Penerbit SBSN†(c)	4.00%	11/21/2018	200	208,500
Perusahaan Penerbit SBSN†(c)	4.325%	5/28/2025	275	262,983
Republic of Indonesia†(c)	5.875%	1/15/2024	250	268,453
Total				926,882

Ivory Coast 0.09%
Ivory Coast Bond†(c)	6.375%	3/3/2028	400	365,984

Kazakhstan 0.04%
Republic of Kazakhstan†(c)	4.875%	10/14/2044	200	167,693

Latvia 0.08%
Republic of Latvia†(c)	5.25%	6/16/2021	258	293,274

Lithuania 0.18%
Republic of Lithuania†(c)	7.375%	2/11/2020	592	701,520

Mexico 0.24%
United Mexican States(c)	4.00%	10/2/2023	664	674,292
United Mexican States(c)	5.55%	1/21/2045	243	249,986
Total				924,278

Panama 0.11%
Republic of Panama(c)	4.00%	9/22/2024	200	201,000
Republic of Panama(c)	6.70%	1/26/2036	64	76,320
Republic of Panama(c)	8.875%	9/30/2027	100	138,750
Total				416,070

Paraguay 0.26%
Republic of Paraguay†(c)	4.625%	1/25/2023	1,050	1,023,750

Peru 0.04%
Republic of Peru(c)	4.125%	8/25/2027	152	149,720

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Philippines 0.15%
Republic of Philippines(c)	3.95%		1/20/2040	$200	$202,827
Republic of Philippines(c)	7.50%		9/25/2024	200	260,798
Republic of Philippines(c)	9.50%		10/21/2024	92	136,596
Total					600,221

Poland 0.08%
Republic of Poland(c)	4.00%		1/22/2024	291	306,566

Romania 0.01%
Republic of Romania†(c)	6.125%		1/22/2044	49	57,452

Russia 0.10%
Russia Eurobonds†(c)	4.875%		9/16/2023	400	407,250

Slovenia 0.11%
Republic of Slovenia†(c)	5.25%		2/18/2024	400	442,250

South Africa 0.08%
Republic of South Africa(c)	4.665%		1/17/2024	122	116,358
Republic of South Africa(c)	5.875%		9/16/2025	200	205,330
Total					321,688

Trinidad And Tobago 0.05%
Republic of Trinidad & Tobago†(c)	4.375%		1/16/2024	200	212,000

Turkey 0.31%
Republic of Turkey(c)	4.25%		4/14/2026	200	188,130
Republic of Turkey(c)	5.625%		3/30/2021	440	466,400
Republic of Turkey(c)	5.75%		3/22/2024	510	540,228
Total					1,194,758
Total Foreign Government Obligations (cost $13,917,089)					13,440,920

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.00%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.364%	#	2/25/2032	2,953	539,804
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	65	65,247
Government National Mortgage Assoc. 2015-47 AE	2.90%	#	11/16/2055	1,818	1,832,225
Government National Mortgage Assoc. 2015-48 AS	2.90%	#	2/16/2049	1,037	1,049,349
Government National Mortgage Assoc. 2015-73 AC	2.90%	#	2/16/2053	396	401,631
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $3,921,249)					3,888,256

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 19.99%
Federal Home Loan Mortgage Corp.	2.156%	#	6/1/2043	$1,177	$1,192,173
Federal Home Loan Mortgage Corp.	3.076%	#	10/1/2044	1,488	1,529,451
Federal Home Loan Mortgage Corp.	3.161%	#	7/1/2044	538	553,925
Federal Home Loan Mortgage Corp.	3.216%	#	6/1/2044	745	768,101
Federal Home Loan Mortgage Corp.(e)	3.50%		TBA	8,240	8,482,774
Federal Home Loan Mortgage Corp.	4.00%		12/1/2044	1,391	1,487,614
Federal Home Loan Mortgage Corp.	5.00%		9/1/2019 - 6/1/2026	450	471,089
Federal National Mortgage Assoc.	2.81%	#	11/1/2044	426	436,866
Federal National Mortgage Assoc. (e)	3.00%		TBA	16,174	16,293,235
Federal National Mortgage Assoc.	3.149%	#	3/1/2042	1,528	1,603,448
Federal National Mortgage Assoc.(e)	3.50%		TBA	7,620	7,862,326
Federal National Mortgage Assoc.	3.50%		4/1/2043 - 11/1/2045	11,527	11,926,606
Federal National Mortgage Assoc.	4.00%		10/1/2040 - 11/1/2044	5,265	5,597,419
Federal National Mortgage Assoc.(e)	4.50%		TBA	16,495	17,815,116
Federal National Mortgage Assoc.	5.50%		11/1/2034 - 9/1/2036	1,761	1,977,662
Total Government Sponsored Enterprises Pass-Throughs (cost $78,496,539)					77,997,805

MUNICIPAL BONDS 0.26%

Miscellaneous
Municipal Elec Auth of Georgia	7.055%		4/1/2057	557	623,701
North Texas Tollway Auth	8.91%		2/1/2030	320	380,755
Total Municipal Bonds (cost $985,835)					1,004,456

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.76%
Banc of America Commercial Mortgage Trust 2015-UBS7 B	4.367%	#	9/15/2048	188	193,634
Banc of America Commercial Mortgage Trust 2015-UBS7 C	4.367%	#	9/15/2048	94	91,379
Bear Stearns ALT-A Trust 2004-8 1A	0.921%	#	9/25/2034	93	90,720
CGBAM Commercial Mortgage Trust 2015-SMRT B†	3.213%		4/10/2028	212	213,716
CGBAM Commercial Mortgage Trust 2015-SMRT C†	3.516%		4/10/2028	159	160,362
Citigroup Commercial Mortgage Trust 2014-GC25 C	4.533%	#	10/10/2047	300	290,478

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2015-GC33 AS	4.114%		9/10/2058	$381	$391,505
Citigroup Commercial Mortgage Trust 2015-GC33 B	4.571%		9/10/2058	415	430,469
COBALT CMBS Commercial Mortgage Trust 2007-C2 AMFX	5.526%		4/15/2047	165	171,892
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	593	589,109
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.295%	#	8/10/2047	756	52,624
Commercial Mortgage Pass-Through Certificates 2015-LC23 C	4.646%	#	10/10/2053	350	341,705
Commercial Mortgage Pass-Through Certificates 2015-LC23 D†	3.646%	#	10/10/2053	606	493,715
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.443%	#	7/10/2050	178	178,418
CSAIL Commercial Mortgage Trust 2015-C2 C	4.213%	#	6/15/2057	700	635,002
DBWF Mortgage Trust 2015-LCM A2†	3.421%	#	6/10/2034	245	241,372
DBWF Mortgage Trust 2015-LCM D†	3.421%	#	6/10/2034	257	235,775
GAHR Commercial Mortgage Trust 2015-NRF DFX†	3.382%	#	12/15/2019	278	268,277
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	900	889,789
GS Mortgage Securities Trust 2015-GC32 C	4.412%	#	7/10/2048	195	189,171
Houston Galleria Mall Trust 2015-HGLR A1A2†	3.087%		3/5/2037	134	131,042
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	668	685,937
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.159%	#	8/5/2034	629	615,623
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 AS	4.243%		4/15/2047	400	419,442
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 AS	4.065%		11/15/2047	707	730,495
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.313%	#	7/15/2048	157	141,155
LB-UBS Commercial Mortgage Trust 2006-C4 AM	5.84%	#	6/15/2038	240	244,237
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	10	9,903
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	23	22,262
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	27	23,704
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA IO	0.767%	#	7/15/2050	19,923	900,138
Motel 6 Trust 2015-MTL6 D†	4.532%		2/5/2030	1,012	997,283

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A1†	3.872%	#	1/5/2035	$401	$395,981
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A2B†	4.144%	#	1/5/2035	250	239,336
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	15	14,626
UBS-BAMLL Trust 2012-WRM E†	4.238%	#	6/10/2030	595	571,708
UBS-Barclays Commercial Mortgage Trust 2012-C3 B†	4.365%		8/10/2049	200	209,165
Wells Fargo Commercial Mortgage Trust 2013-120B D†	2.71%	#	3/18/2028	44	42,137
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.299%	#	7/15/2046	364	333,209
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.139%	#	5/15/2048	1,489	1,175,257
Wells Fargo Commercial Mortgage Trust 2015-LC20 B	3.719%		4/15/2050	402	383,893
WF-RBS Commercial Mortgage Trust 2014-C25 B	4.236%		11/15/2047	215	216,083
Total Non-Agency Commercial Mortgage-Backed Securities (cost $14,783,479)					14,651,728

U.S. TREASURY OBLIGATIONS 26.57%
U.S. Treasury Bond	2.875%		8/15/2045	5,358	5,205,002
U.S. Treasury Bond	3.00%		5/15/2045	7,482	7,449,708
U.S. Treasury Note	0.875%		10/15/2017	30,919	30,830,232
U.S. Treasury Note	1.25%		11/30/2018	21,292	21,259,572
U.S. Treasury Note	1.375%		10/31/2020	7,559	7,426,271
U.S. Treasury Note	1.625%		11/30/2020	23,991	23,850,893
U.S. Treasury Note	1.75%		12/31/2020	3,245	3,242,086
U.S. Treasury Note	2.625%		11/15/2020	4,247	4,413,397
Total U.S. Treasury Obligations (cost $104,088,759)					103,677,161
Total Long-Term Investments (cost $413,599,832)					403,620,382

SHORT-TERM INVESTMENTS 10.18%

U.S. TREASURY OBLIGATION 0.98%
U.S. Treasury Note (cost $3,841,536)	1.50%		7/31/2016	3,815	3,834,670

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 9.20%
Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $36,580,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $36,625,725; proceeds: $35,906,099 (cost $35,905,980)	$35,906	$35,905,980
Total Short-Term Investments (cost $39,747,516)		39,740,650
Total Investments in Securities 113.64% (cost $453,347,348)		443,361,032
Liabilities in Excess of Cash and Other Assets(f) (13.64%)		(53,206,290)
Net Assets 100.00%		$390,154,742

IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2015.
(a)	Amount is less than $1,000.
(b)	Securities purchased on a when-issued basis (See Note 2(i)).
(c)	Foreign security traded in U.S. dollars.
(d)	Defaulted Security
(e)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(f)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on futures contracts as follows:

Open Futures Contracts at December 31, 2015:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2016	77	Short	$(9,694,781)	$34,154

Type	Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2016	170	Long	$20,114,453	$(47,331)

See Notes to Financial Statements.	27

Schedule of Investments (concluded)

December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$–	$20,650,819	$1,252,335	(4)	$21,903,154
Remaining Industries	–	50,631,056	–		50,631,056
Corporate Bonds	–	116,425,846	–		116,425,846
Foreign Government Obligations	–	13,440,920	–		13,440,920
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	3,348,452	539,804	(4)	3,888,256
Government Sponsored Enterprises Pass-Throughs	–	77,997,805	–		77,997,805
Municipal Bonds	–	1,004,456	–		1,004,456
Non-Agency Commercial Mortgage-Backed Securities	–	14,651,728	–		14,651,728
U.S. Treasury Obligations	–	107,511,831	–		107,511,831
Repurchase Agreement	–	35,905,980	–		35,905,980
Total	$–	$441,568,893	$1,792,139		$443,361,032

Other Financial Instruments
Futures Contracts
Assets	$34,154	$–	$–		$34,154
Liabilities	(47,331)	–	–		(47,331)
Total	$(13,177)	$–	$–		$(13,177)
(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Government Sponsored Enerprises Collateralized Mortgage Obligations
Balance as of January 1, 2015	$–	$–
Accrued discounts/premiums	–	(38,384)
Realized gain (loss)	5	–
Change in unrealized appreciation/depreciation	–	(23,933)
Purchases	1,267,782	–
Sales	(15,452)	–
Net transfers in or out of Level 3	–	602,121
Balance as of December 31, 2015	$1,252,335	$539,804

28	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $453,347,348)	$443,361,032
Deposits with brokers for futures collateral	81,390
Cash	26,271
Receivables:
Interest	2,779,183
Capital shares sold	225,056
From advisor (See Note 3)	86,542
Variation margin	1,032
Prepaid expenses	2,152
Total assets	446,562,658
LIABILITIES:
Payables:
Investment securities purchased	55,951,003
Management fee	145,620
Directors’ fees	17,943
Fund administration	12,944
Capital shares reacquired	6,850
Accrued expenses	273,556
Total liabilities	56,407,916
NET ASSETS	$390,154,742
COMPOSITION OF NET ASSETS:
Paid-in capital	$402,750,855
Undistributed net investment income	40,752
Accumulated net realized loss on investments and futures contracts	(2,637,372)
Net unrealized depreciation on investments and futures contracts	(9,999,493)
Net Assets	$390,154,742
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	24,015,159
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.25

See Notes to Financial Statements.	29

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Interest and other	$10,155,834
Total investment income	10,155,834
Expenses:
Management fee	1,663,291
Non 12b-1 service fees	924,689
Shareholder servicing	393,113
Fund administration	147,848
Professional	50,331
Reports to shareholders	40,230
Custody	21,384
Directors’ fees	12,751
Other	50,659
Gross expenses	3,304,296
Expense reductions (See Note 9)	(389)
Fees waived and expenses reimbursed (See Note 3)	(938,337)
Net expenses	2,365,570
Net investment income	7,790,264
Net realized and unrealized gain (loss):
Net realized gain on investments	855,550
Net realized gain on futures contracts	240,749
Net change in unrealized appreciation/depreciation on investments	(11,930,045)
Net change in unrealized appreciation/depreciation on futures contracts	(41,092)
Net realized and unrealized loss	(10,874,838)
Net Decrease in Net Assets Resulting From Operations	$(3,084,574)

30	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Operations:
Net investment income	$7,790,264	$3,928,179
Net realized gain on investments and futures contracts	1,096,299	4,100,562
Net change in unrealized appreciation/depreciation on
investments and futures contracts	(11,971,137)	3,096,560
Net increase (decrease) in net assets resulting from operations	(3,084,574)	11,125,301
Distributions to shareholders from:
Net investment income	(10,557,123)	(5,950,169)
Net realized gain	(517,492)	(540,936)
Total distributions to shareholders	(11,074,615)	(6,491,105)
Capital share transactions (Net of share conversions) (See Note 13):
Proceeds from sales of shares	112,443,645	163,654,366
Reinvestment of distributions	11,074,615	6,491,105
Cost of shares reacquired	(36,936,737)	(4,717,518)
Net increase in net assets resulting from capital share transactions	86,581,523	165,427,953
Net increase in net assets	72,422,334	170,062,149
NET ASSETS:
Beginning of year	$317,732,408	$147,670,259
End of year	$390,154,742	$317,732,408
Undistributed net investment income	$40,752	$25,148

See Notes to Financial Statements.	31

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of year	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2015	$16.85	$0.36	$(0.47)	$(0.11)	$(0.47)	$(0.02)	$(0.49)
12/31/2014	16.22	0.32	0.66	0.98	(0.32)	(0.03)	(0.35)
12/31/2013	16.73	0.29	(0.47)	(0.18)	(0.32)	(0.01)	(0.33)
12/31/2012	16.06	0.31	0.78	1.09	(0.30)	(0.12)	(0.42)
12/31/2011	15.28	0.40	0.95	1.35	(0.34)	(0.23)	(0.57)

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

32	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of year	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of year (000)	Portfolio turnover rate (%)
$16.25	(0.66)	0.64	0.89	2.11	$390,155	431.81
16.85	6.08	0.64	0.90	1.87	317,732	466.40
16.22	(1.10)	0.64	0.95	1.74	147,670	625.23
16.73	6.82	0.64	1.16	1.85	50,239	588.93
16.06	8.77	0.64	1.95	2.48	12,878	645.34

See Notes to Financial Statements.	33

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the

34

Notes to Financial Statements (continued)

Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on futures contracts on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

35

Notes to Financial Statements (continued)

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.

36

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

For the fiscal year ended December 31, 2015, the effective management fee, net of waivers, was at an annualized rate of .20% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2015 and continuing through April 30, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .64%. This agreement may be terminated only by the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

37

Notes to Financial Statements (continued)

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended 12/31/2015	Year Ended 12/31/2014
Distributions paid from:
Ordinary income	$11,074,615	$6,491,105
Total distributions paid	$11,074,615	$6,491,105

As of December 31, 2015, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$58,695
Total undistributed earnings	58,695
Capital loss carryforwards*	(81,006)
Temporary differences	(848,649)
Unrealized losses – net	(11,725,153)
Total accumulated losses – net	$(12,596,113)

* The capital losses will carryforward indefintely.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $830,706 during fiscal year 2015.

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$455,033,431
Gross unrealized gain	653,190
Gross unrealized loss	(12,325,589)
Net unrealized security loss	$(11,672,399)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of premium amortization and wash sales.

38

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$ 2,782,463	$ (2,804,451)	$ 21,988

The permanent differences are attributable to the tax treatment of premium amortization, principal paydown gains and losses, certain securities and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$ 1,578,608,932	$ 211,978,795	$ 1,548,851,061	$ 142,986,401

* Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett Funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended December 31, 2015, the Fund engaged in cross-trade purchases of $23,835 and sales of $228,900, which resulted in net realized gains of $6,808.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2015 (as described in note 2(g)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2015, the Fund had futures contracts with unrealized depreciation of $13,177, which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Net realized gain of $240,749 and net change in unrealized depreciation of $(41,092) are included on the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 402.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net

39

Notes to Financial Statements (continued)

settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$35,905,980	$–	$35,905,980
Total	$35,905,980	$–	$35,905,980

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$35,905,980	$–	$–	$(35,905,980)	$–
Total	$35,905,980	$–	$–	$(35,905,980)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750

40

Notes to Financial Statements (continued)

million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise.

The Fund may invest a significant portion of its assets in asset backed securities and mortgage related securities, including those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield bonds (also known as “junk” bonds) in which the Fund may invest are subject to greater price fluctuations, as well as additional risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of the Fund’s use of forward foreign currency exchange contracts varies with factors such as the

41

Notes to Financial Statements (concluded)

currencies involved, the length of the contract period and the market conditions prevailing. The Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Shares sold	6,664,833	9,645,453
Reinvestment of distributions	680,589	386,825
Shares reacquired	(2,188,823)	(277,907)
Increase	5,156,599	9,754,371

42

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2016

43

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

44

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

45

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.
Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.
Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.
Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.
Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.
Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.
Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.
Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.
Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.
Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

46

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.
A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.
John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.
Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.
Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.
Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.
David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).
Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

47

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.
Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.
Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

48

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-year and three-year periods and approximately the same as the median of the performance peer group for the five-year period.

49

Approval of Advisory Contract (continued)

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was well below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

50

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

51

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

Of the distributions paid to shareholders during the fiscal year ended December 31, 2015, $517,492 represents short-term capital gains.

52

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Total Return Portfolio	SFTR-PORT-3 (02/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Value Opportunities Portfolio

For the fiscal year ended December 31, 2015

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Supplemental Information to Shareholders

Lord Abbett Series Fund – Value Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Value Opportunities Portfolio for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned -2.53%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2500TM Index1, which returned -2.90% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index2 rising 1.38% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500 declined 3.0% in total return terms, and in August 2015, when the index dropped 6.0%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices. Finally, U.S. real gross domestic product (GDP), which was initially reported to have contracted by 0.2% in the first quarter of 2015, was later revised upwards to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the third estimate

1

from the Bureau of Economic Analysis indicated that real GDP increased 2.0% in the third quarter of 2015.

During the period, stock selection in the financials and utility sectors contributed to the Fund’s relative outperformance. Within the financials sector, shares of HCC Insurance Holdings, Inc., a specialty insurer, immediately increased following an announcement that the company would be acquired at a premium by Tokio Marine Holdings, Inc. Western Alliance Bancorporation, a bank holding company, experienced strong annualized loan growth and tax rates below expectations. Within the utilities sector, shares of American Water Works Company, Inc., a water and wastewater utility holding company, continued to rise as third quarter earnings supported the rally in the stock. Shares of CMS Energy Corporation, an energy company, benefited in the second half of the year as earnings increased year over year as a result of its growth strategy.

Conversely, stock selection in the industrials and energy sectors was a main detractor from the Fund’s performance over the period. Within the industrials sector, shares of Genesee & Wyoming, Inc., an owner and operator of regional railroads, stumbled due to weaker-than-expected volumes and management’s reduced guidance for second quarter earnings. Shares of United Rentals, Inc., an equipment rental holding company, fell, in part due to the company’s exposure to oil markets and foreign currency headwinds. Within the energy sector, shares of Rice Energy Inc., an independent natural gas and oil company, and Helix Energy Solutions Group, Inc., an international offshore energy services company, detracted from relative performance. Both companies’ shares slid in the second half of 2015 as oil prices fell.

1   The Russell 2500TM Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted.

The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and

2

may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2500™ Index and the Russell 2500™ Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the
	Periods Ended December 31, 2015
	1 Year	5 Years	Life of Class
Class VC2	–2.53%	9.32%	10.13%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2   The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/15 -
	7/1/15	12/31/15	12/31/15
Class VC
Actual	$1,000.00	$ 938.80	$5.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Consumer Discretionary	13.00%
Consumer Staples	2.59%
Energy	3.40%
Financials	25.73%
Health Care	9.70%
Industrials	11.82%
Information Technology	18.42%
Materials	6.02%
Telecommunication Services	1.82%
Utilities	7.50%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2015

Investments	Shares	Fair Value
COMMON STOCKS 105.00%

Banks 8.35%
Bank of Hawaii Corp.	84	$5,284
Citizens Financial Group, Inc.	202	5,290
East West Bancorp, Inc.	93	3,865
First Republic Bank	57	3,766
Signature Bank*	36	5,521
Western Alliance Bancorp*	170	6,096
Total		29,822

Capital Markets 2.17%
Moelis & Co. Class A	110	3,210
Raymond James Financial, Inc.	78	4,521
Total		7,731

Chemicals 1.10%
RPM International, Inc.	89	3,921

Commercial Services & Supplies 3.12%
Herman Miller, Inc.	173	4,965
KAR Auction Services, Inc.	167	6,184
Total		11,149

Communications Equipment 1.84%
ARRIS Group, Inc.*	215	6,573

Construction & Engineering 3.98%
AECOM*	304	9,129
Jacobs Engineering Group, Inc.*	121	5,076
Total		14,205

Containers & Packaging 3.89%
Berry Plastics Group, Inc.*	151	5,463
Sealed Air Corp.	101	4,505
WestRock Co.	86	3,923
Total		13,891

Diversified Telecommunication Services 1.91%
Zayo Group Holdings, Inc.*	256	6,807
Investments	Shares	Fair Value
Electric: Utilities 3.51%
ITC Holdings Corp.	138	$5,416
Portland General Electric Co.	196	7,129
Total		12,545

Electronic Equipment, Instruments & Components 1.11%
Amphenol Corp. Class A	76	3,970

Energy Equipment & Services 0.51%
Helmerich & Payne, Inc.	34	1,821

Food Products 1.97%
Pinnacle Foods, Inc.	166	7,048

Health Care Equipment & Supplies 2.24%
STERIS plc (United Kingdom)(a)	106	7,986

Health Care Providers & Services 4.46%
ExamWorks Group, Inc.*	223	5,932
HealthSouth Corp.	184	6,405
MEDNAX, Inc.*	50	3,583
Total		15,920

Hotels, Restaurants & Leisure 4.29%
Aramark	176	5,676
Red Robin Gourmet Burgers, Inc.*	64	3,951
SeaWorld Entertainment, Inc.	289	5,691
Total		15,318

Household Durables 3.56%
Jarden Corp.*	143	8,168
Lennar Corp. Class A	93	4,549
Total		12,717

Information Technology Services 10.78%
Acxiom Corp.*	209	4,372
Amdocs Ltd.	107	5,839
Booz Allen Hamilton
Holding Corp.	312	9,625
Cardtronics, Inc.*	105	3,533

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2015

Investments	Shares	Fair Value
Information Technology Services (continued)
Fidelity National Information
Services, Inc.	109	$6,606
MAXIMUS, Inc.	71	3,994
Vantiv, Inc. Class A*	95	4,505
Total		38,474

Insurance 7.11%
Arch Capital Group Ltd.*	83	5,789
Hartford Financial Services
Group, Inc. (The)	134	5,824
Markel Corp.*	6	5,300
RenaissanceRe Holdings Ltd.	75	8,489
Total		25,402

Internet Software & Services 1.30%
Akamai Technologies, Inc.*	88	4,631

Leisure Products 0.99%
Brunswick Corp.	70	3,536

Life Sciences Tools & Services 2.49%
PerkinElmer, Inc.	111	5,946
Quintiles Transnational
Holdings, Inc.*	43	2,953
Total		8,899

Machinery 2.21%
Snap-on, Inc.	34	5,829
WABCO Holdings, Inc.*	20	2,045
Total		7,874

Marine 0.50%
Kirby Corp.*	34	1,789

Media 2.45%
AMC Networks, Inc. Class A*	58	4,331
New York Times Co. (The)
Class A	328	4,402
Total		8,733

Metals & Mining 1.33%
Reliance Steel & Aluminum Co.	82	4,749
Investments	Shares	Fair Value
Multi-Utilities 1.90%
CMS Energy Corp.	188	$6,783

Oil, Gas & Consumable Fuels 3.06%
Carrizo Oil & Gas, Inc.*	124	3,668
Cimarex Energy Co.	14	1,251
EQT Corp.	58	3,024
Rice Energy, Inc.*	275	2,997
Total		10,940

Personal Products 0.75%
Coty, Inc. Class A	104	2,666

Pharmaceuticals 0.99%
Prestige Brands Holdings, Inc.*	69	3,552

Real Estate Investment Trusts 7.57%
Federal Realty Investment Trust	71	10,373
Highwoods Properties, Inc.	137	5,973
Physicians Realty Trust	331	5,581
Retail Opportunity
Investments Corp.	286	5,119
Total		27,046

Real Estate Management & Development 0.72%
Realogy Holdings Corp.*	70	2,567

Road & Rail 1.52%
Genesee & Wyoming, Inc. Class A*	44	2,362
Old Dominion Freight Line, Inc.*	52	3,072
Total		5,434

Semiconductors & Semiconductor Equipment 4.32%
Cypress Semiconductor Corp.*	432	4,238
Lam Research Corp.	74	5,877
Synaptics, Inc.*	66	5,302
Total		15,417

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2015

Investments	Shares	Fair Value
Specialty Retail 0.76%
American Eagle Outfitters, Inc.	64	$992
Penske Automotive Group, Inc.	41	1,736
Total		2,728

Textiles, Apparel & Luxury Goods 1.60%
Steven Madden Ltd.*	189	5,712

Thrifts & Mortgage Finance 1.10%
Essent Group Ltd.*	179	3,918

Trading Companies & Distributors 1.08%
Watsco, Inc.	33	3,865
Investments	Shares	Fair Value
Water Utilities 2.46%
American Water Works Co., Inc.	147	$8,783
Total Investments in Common Stock 105.00% (cost $345,693)		374,922
Liabilities in Excess of Cash and Other Assets (5.00)%		(17,869)
Net Assets 100%		$357,053

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Common Stocks	$374,922	$–	$–	$374,922
Total	$374,922	$–	$–	$374,922

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $345,693)	$374,922
Cash	9,375
Receivables:
From advisor (See Note 3)	4,740
Dividends	379
Investment securities sold	279
Prepaid expenses	1
Total assets	389,696
LIABILITIES:
Payables:
Investment securities purchased	276
Directors’ fees	35
Accrued expenses	32,332
Total liabilities	32,643
NET ASSETS	$357,053
COMPOSITION OF NET ASSETS:
Paid-in capital	$323,191
Distributions in excess of net investment income	(35)
Accumulated net realized gain on investments	4,668
Net unrealized appreciation on investments	29,229
Net Assets	$357,053
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	19,303
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$18.50

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Dividends	$4,295
Total investment income	4,295
Expenses:
Professional	33,512
Reports to shareholders	12,654
Custody	6,243
Management fee	2,892
Shareholder servicing	238
Non 12b-1 service fees	203
Fund administration	154
Directors’ fees	13
Other	2,718
Gross expenses	58,627
Fees waived and expenses reimbursed (See Note 3)	(54,386)
Net expenses	4,241
Net investment income	54
Net realized and unrealized gain (loss):
Net realized gain on investments	16,033
Net change in unrealized appreciation/depreciation on investments	(25,869)
Net realized and unrealized loss	(9,836)
Net Decrease in Net Assets Resulting From Operations	$(9,782)

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2015	December 31, 2014
Operations:
Net investment income	$54	$367
Net realized gain on investments	16,033	52,014
Net change in unrealized appreciation/depreciation on investments	(25,869)	(23,991)
Net increase (decrease) in net assets resulting from operations	(9,782)	28,390
Distributions to shareholders from:
Net investment income	(146)	(370)
Net realized gain	(12,894)	(54,446)
Total distributions to shareholders	(13,040)	(54,816)
Capital share transactions (See Note 11):
Proceeds from sales of shares	3,575	91,454
Reinvestment of distributions	13,040	54,816
Cost of shares reacquired	(15,898)	(58,730)
Net increase in net assets resulting from capital share transactions	717	87,540
Net increase (decrease) in net assets	(22,105)	61,114
NET ASSETS:
Beginning of year	$379,158	$318,044
End of year	$357,053	$379,158
Undistributed (distributions in excess of) net investment income	$(35)	$19

12	See Notes to Financial Statements.

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Financial Highlights

		Per Share Operating Performance:
						Distributions to
		Investment operations:				shareholders from:
	Net asset value, beginning of year	Net invest- ment income(a)		Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
12/31/2015	$19.66	$–	(c)	$(0.49)	$(0.49)	$(0.01)	$(0.66)	$(0.67)
12/31/2014	21.09	0.02		1.83	1.85	(0.02)	(3.26)	(3.28)
12/31/2013	17.02	0.03		6.56	6.59	(0.09)	(2.43)	(2.52)
12/31/2012	15.38	0.04		1.64	1.68	(0.04)	–	(0.04)
12/31/2011	16.11	–	(c)	(0.73)	(0.73)	–	–	–

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Amount is less than $.01.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of year	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of year (000)	Portfolio turnover rate (%)
$18.50	(2.53)	1.10	15.21	0.01	$357	55.58
19.66	8.92	1.10	14.53	0.10	379	72.37
21.09	38.82	1.10	23.61	0.14	318	65.96
17.02	10.92	1.10	28.69	0.28	229	62.36
15.38	(4.47)	1.10	30.03	0.03	206	66.18

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Value Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund offers Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.

17

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2015, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2015 and continuing through April 30, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.10%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

18

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	12/31/2015	12/31/2014
Distributions paid from:
Ordinary income	$100	$6,530
Net long-term capital gains	12,940	48,286
Total distributions paid	$13,040	$54,816

As of December 31, 2015, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$4,931
Total undistributed earnings	4,931
Temporary differences	$(35)
Unrealized gains – net	28,966
Total accumulated gains – net	$33,862

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$345,956
Gross unrealized gain	47,997
Gross unrealized loss	(19,031)
Net unrealized security gain	$28,966

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in
Excess of Net
Investment	Accumulated Net
Income	Realized Gain
$38	$(38)

The permanent differences are primarily attributable to the tax treatment of certain distributions.

19

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

Purchases	Sales
$217,198	$220,346

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2015.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett Funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended December 31, 2015, the Fund engaged in cross-trade purchases of $483.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty. As of December 31, 2015, the Fund did not have assets or liabilities subject to the FASB disclosure requirements.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

20

Notes to Financial Statements (concluded)

9.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Small and mid-sized company stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as large-company and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Shares sold	185	4,153
Reinvestment of distributions	695	2,757
Shares reacquired	(863)	(2,706)
Increase	17	4,204

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Value Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Value Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2016

22

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

23

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

24

Basic Information About Management (continued)

Officers

 None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

25

Basic Information About Management (continued)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

26

Basic Information About Management (concluded)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, three-year, and five-year periods.

28

Approval of Advisory Contract (continued)

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of

29

Approval of Advisory Contract (concluded)

the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2015, $12,940, represents long-term capital gains.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Value Opportunities Portfolio	SFVALOPP-PORT-3 (02/16)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2015 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2015 and 2014 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2015	2014
Audit Fees {a}	$502,000	$475,900
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	502,000	475,900

Tax Fees {b}	122,522	117,787
All Other Fees	- 0 -	- 0 -

Total Fees	$624,522	$593,687

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2015 and 2014 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees {a}	$215,031	$185,734

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 16, 2016

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 16, 2016

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 16, 2016